                                                                   EXHIBIT 10.42

                                                                  EXECUTION COPY

================================================================================

                           LETTER OF CREDIT AGREEMENT

                          dated as of February 11, 2003

                                      among

                   EOTT ENERGY OPERATING LIMITED PARTNERSHIP,

                     EOTT ENERGY CANADA LIMITED PARTNERSHIP,

                            EOTT ENERGY LIQUIDS, L.P.

                                       and

                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP,

                         as joint and several Borrowers,

                                 EOTT ENERGY LLC

                                       and

                      EOTT ENERGY GENERAL PARTNER, L.L.C.,

                                 as Guarantors,

                            STANDARD CHARTERED BANK,

                   as LC Agent, LC Issuer and Collateral Agent

                                       and

                        THE LC PARTICIPANTS PARTY HERETO

================================================================================

                                TABLE OF CONTENTS

1.       DEFINITIONS AND RULES OF INTERPRETATION.................................................     3

2.       THE LETTERS OF CREDIT...................................................................    32

         (a)      General........................................................................    32
         (b)      Requesting Letters of Credit...................................................    33
         (c)      Reimbursement and Participations...............................................    33
         (d)      No Duty to Inquire.............................................................    34
         (e)      LC Collateral..................................................................    35
         (f)      Conditions Precedent to Extensions of Credit...................................    36
         (g)      Use of Proceeds................................................................    45
         (h)      Mandatory Prepayments..........................................................    45
         (i)      Application of Payments made to LC Agent.......................................    46
         (j)      Voluntary Reduction of Maximum Commitment Amount; Interest Rates and Fees......    46

3.       PAYMENTS TO LC PARTICIPANTS.............................................................    48

         (a)      General Procedures.............................................................    48
         (b)      Payment Obligations Absolute...................................................    48
         (c)      Capital Reimbursement..........................................................    48
         (d)      Increased Cost of Letters of Credit............................................    49
         (e)      Notice; Change of Applicable Lending Office....................................    49
         (f)      Availability...................................................................    50
         (g)      Reimbursable Taxes.............................................................    50

4.       OTHER ACTIONS OF CREDIT PARTIES.........................................................    51

5.       REPRESENTATIONS AND WARRANTIES..........................................................    52

6.       AFFIRMATIVE COVENANTS...................................................................    59

         (a)      Payment and Performance........................................................    59
         (b)      Payment of Expenses............................................................    59
         (c)      Instruments, Documents, Securities or Chattel Paper............................    59
         (d)      Books, Financial Statements and Reports........................................    59
         (e)      Other Information and Inspections..............................................    63
         (f)      Notice of Material Events and Change of Address................................    64
         (g)      Maintenance of Properties......................................................    64
         (h)      Discharge of Liens.............................................................    65
         (i)      Landlord's Waiver..............................................................    65
         (j)      Maintenance of Existence and Qualifications....................................    65
         (k)      Payment of Trade Liabilities, Taxes, etc.......................................    65
         (l)      Insurance......................................................................    65
         (m)      Performance on Borrowers' Behalf...............................................    66
         (n)      Interest.......................................................................    66
         (o)      Compliance with Agreements and Law.............................................    66
         (p)      Environmental Matters; Environmental Reviews...................................    66
         (q)      Evidence of Compliance.........................................................    67

                               TABLE OF CONTENTS
                                  (C0NTINUED)

         (r)      Agreement to Deliver Security Documents........................................    67
         (s)      Newly Created or Acquired Subsidiaries.........................................    67
         (t)      Compliance with Agreements.....................................................    67
         (u)      Risk Management Policies.......................................................    68
         (v)      Retention of Financial Advisor and Commercial Finance Audits...................    68

7.       NEGATIVE COVENANTS......................................................................    68

         (a)      Indebtedness...................................................................    68
         (b)      Accounts.......................................................................    70
         (c)      Limitation on Liens............................................................    70
         (d)      Hedging Contracts..............................................................    70
         (e)      Limitation on Mergers, etc. and Issuances of Securities........................    70
         (f)      Limitation on Asset Sales......................................................    70
         (g)      Limitation on Distributions, Dividends and Redemptions.........................    71
         (h)      Limitation on New Businesses, Investments and Capital Expenditures.............    71
         (i)      Limitation on Credit Extensions................................................    72
         (j)      Transactions with Affiliates...................................................    72
         (k)      Prohibited Contracts...........................................................    72
         (l)      Modification of Certain Agreements.............................................    72
         (m)      Open Positions.................................................................    72
         (n)      Redelivery of Borrowing Base Report............................................    72
         (o)      Books and Records..............................................................    73
         (p)      Minimum Consolidated EBIDA.....................................................    73
         (q)      Minimum Consolidated Tangible Net Worth........................................    74
         (r)      Interest Coverage..............................................................    74
         (s)      Current Ratio..................................................................    75
         (t)      Compliance with Environmental Laws.............................................    76

8.       EVENTS OF DEFAULT.......................................................................    76

9.       RIGHTS AND REMEDIES.....................................................................    79

10.      GUARANTY................................................................................    79

11.      LC AGENT................................................................................    81

         (a)      Appointment and Authority......................................................    81
         (b)      Exculpation, the LC Agent's Reliance, etc......................................    81
         (c)      Credit Decisions...............................................................    82
         (d)      Indemnification................................................................    82
         (e)      Rights as LC Participant.......................................................    82
         (f)      Sharing of Set-Offs and Other Payments.........................................    83
         (g)      Investments....................................................................    83
         (h)      Benefit of this Section........................................................    83
         (i)      Resignation....................................................................    84
         (j)      Other Lender Parties...........................................................    84

                                TABLE OF CONTENTS
                                   (C0NTINUED)

12.      ASSIGNMENTS AND PARTICIPATIONS..........................................................    84

13.      INDEMNIFICATION.........................................................................    86

14.      MISCELLANEOUS...........................................................................    87


SCHEDULES AND EXHIBITS:

SCHEDULE I         LC PARTICIPANT SCHEDULE

EXHIBIT A          LETTER OF CREDIT REQUEST

EXHIBIT B          CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

EXHIBIT C          BORROWING BASE REPORT

EXHIBIT D          CASH FLOW REPORT

EXHIBIT E          ENVIRONMENTAL COMPLIANCE CERTIFICATE

EXHIBIT F          OPEN POSITION REPORT

EXHIBIT G          VOLUME REPORT

                           LETTER OF CREDIT AGREEMENT

         LETTER OF CREDIT AGREEMENT, dated as of February 11, 2003 (as amended, supplemented or otherwise modified from time to time, and including all Schedules and Exhibits attached hereto, this "AGREEMENT"), among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT PIPELINE", and together with EOTT Canada and EOTT Liquids, each an "ADDITIONAL OBLIGOR" and collectively, the "ADDITIONAL OBLIGORS", and the Additional Obligors together with EOTT OLP, on a joint and several basis, the "BORROWERS"), EOTT ENERGY LLC, a Delaware limited liability company ("EOTT LLC"), EOTT ENERGY GENERAL PARTNER, L.L.C., a Delaware limited liability company ("EOTT GP", and together with EOTT LLC, each a "GUARANTOR" and collectively, the "GUARANTORS", and together with the Borrowers, each a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), STANDARD CHARTERED BANK, a banking institution organized and existing under the laws of England and Wales, as administrative agent for the LC Participants (as defined below) (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Issuer and Collateral Agent hereunder, and each of the banks or other lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (each an "LC PARTICIPANT" and collectively, the "LC PARTICIPANTS").

         WHEREAS, on or about April 23, 2002, EOTT OLP, EOTT Canada, EOTT Liquids, and EOTT Pipeline (collectively, the "PREPETITION BORROWERS"), EOTT Energy Partners, L.P., a Delaware limited partnership ("EOTT MLP") and EOTT GP, as guarantors, the lenders party thereto (the "PREPETITION LENDERS"), and Standard Chartered as administrative agent for the Prepetition Lenders (the "PREPETITION AGENT") and letter of credit issuer thereunder (the "PREPETITION LC ISSUER") entered into that certain Second Amended and Restated Reimbursement, Loan and Security Agreement (the "PREPETITION CREDIT AGREEMENT"), pursuant to which the Prepetition Lenders and the Prepetition LC Issuer provided credit extensions to the Prepetition Borrowers on the terms and conditions set forth therein;

         WHEREAS, on October 8, 2002 (the "FILING DATE"), the Credit Parties (or their predecessor entities, as the case may be), filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (as defined below) (jointly administered under Chapter 11 Case No. 02-21730) (the "CASES") in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the "BANKRUPTCY COURT");

         WHEREAS, in connection with the Cases, EOTT OLP, EOTT Canada, EOTT Liquids, and EOTT Pipeline (collectively, the "DIP BORROWERS"), EOTT MLP and EOTT GP (collectively, the "DIP GUARANTORS", and together with the DIP Borrowers, the "DEBTORS"), the lenders party thereto (the "DIP LC PARTICIPANTS"), and Standard Chartered as administrative agent for the DIP LC Participants (the "DIP LC AGENT") and letter of credit issuer thereunder (the "DIP LC ISSUER"), entered into that certain Debtor in Possession Letter of Credit Agreement, dated as of October 18, 2002 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the "DIP LC AGREEMENT") pursuant to which the DIP LC Participants and the DIP LC Issuer extended credit to the DIP Borrowers on the terms set forth therein;

         WHEREAS, pursuant to the DIP LC Agreement, the DIP LC Issuer has issued and will issue certain DIP Letters of Credit which will be outstanding and undrawn as of the Closing Date, together with additional amounts for certain contingent claims for reimbursement, indemnification and the like, the obligations of the DIP Borrowers in respect thereof being guaranteed by the DIP Guarantors;

         WHEREAS, on February 12, 2003, a hearing (the "CONFIRMATION HEARING") is scheduled in the Bankruptcy Court with respect to confirmation of the Reorganization Plan (as defined herein) of the Debtors;

         WHEREAS, as a condition to the effectiveness of the Reorganization Plan the Debtors shall have paid in full, in cash, all amounts due and payable on the Closing Date under the DIP LC Agreement, and the DIP Letters of Credit and other amounts accrued thereunder shall be provided for as set forth in this Agreement;

         WHEREAS, the Borrowers have requested that Standard Chartered and the other LC Participants provide financing to the Borrowers pursuant to this Agreement, pursuant to which Standard Chartered and the other LC Participants would extend to Borrowers a letter of credit facility not to exceed at any one time outstanding $325,000,000 (as such amount may be reduced or terminated pursuant to this Agreement and subject to availability under the Borrowing Base (as defined herein)), to be made available in the form of letters of credit issued from time to time by the LC Issuer at the request and for the account of Borrowers, to be used by the Borrowers as provided in Section 2(a)(ii)(4);

         WHEREAS, subject to the Intercreditor Agreement (as defined herein), the Credit Parties desire to secure all of the Obligations hereunder and under the Credit Documents by granting to the Collateral Agent, for the benefit of the Secured Parties (as defined herein), a perfected first-priority Lien in the Collateral;

         WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the credit made available by the LC Participants and the LC Issuer to the Borrowers; and

         WHEREAS, the Guarantors are willing to guarantee the reimbursement and other obligations of the Borrowers hereunder;

         NOW, THEREFORE, in consideration of these premises and the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

1. DEFINITIONS AND RULES OF INTERPRETATION. As used in this Agreement, unless otherwise defined herein, all terms used herein which are defined in
Article 1 or Article 9 of the UCC (as in effect from time to time) shall have the meanings set forth therein unless otherwise defined in this Agreement, and all references to the plural herein shall also mean the singular. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1 or in the Sections and subsections referred to below:

         "ACCEPTABLE ISSUER" means any national or state bank or trust company which is organized under the laws of the United States of America or any state thereof, or any branch licensed to operate under the laws of the United States of America or any state thereof which is a branch of a bank organized under any country which is a member of the Organization for Economic Cooperation and Development, in each case which has capital, surplus and undivided profits of at least $500,000,000 and whose commercial paper is rated at least P-1 by Moody's or A-1 by S&P.

         "ACCOUNT" has the meaning given that term in the UCC.

         "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

         "ADMINISTRATIVE AGENTS" means the Term Lender Agent and the LC Agent.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREEMENT" has the meaning set forth in the preamble.

         "ALTERNATE BASE RATE" means the higher of (i) the variable per annum rate of interest so designated from time to time by the LC Agent as its "base rate" and (ii) the Federal Funds Rate, plus one-half percent (0.5%) per annum, in each case, plus three percent (3%) per annum. The "base rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer of the LC Agent. Changes in the Alternate Base Rate resulting from changes in the "base rate" shall take place immediately without notice or demand of any kind.

         "APPLICABLE LENDING OFFICE" means with respect to any LC Participant, the office of such LC Participant specified as its "Applicable Lending Office" in the LC Participant Schedule, or such other office as such LC Participant may from time to time specify to the Borrower Representative and the LC Agent and, with respect to the LC Agent, the office, branch or agency through which it administers this Agreement.

         "APPLICABLE MARGIN" means the applicable margin set forth below that corresponds to the Average Daily Maximum Drawing Amount as determined on the last Business Day of each month:

-------------------------------------------------------------------------
                                                    APPLICABLE MARGIN FOR
         AVERAGE DAILY MAXIMUM                        LETTERS OF CREDIT
            DRAWING AMOUNT                               (PER ANNUM)
-------------------------------------------------------------------------
Less than or equal to                                       2.75%
$325,000,000 but greater than
$250,000,000
-------------------------------------------------------------------------
Less than or equal to                                       2.50%
$250,000,000 but greater than
$200,000,000
-------------------------------------------------------------------------
Less than or equal to                                       2.25%
$200,000,000
-------------------------------------------------------------------------

         "APPRAISED VALUE OF ELIGIBLE FIXED ASSETS" means the value of Eligible Fixed Assets on an orderly liquidation basis as calculated from time to time by one or more independent appraisers selected by the LC Agent utilizing methodologies satisfactory to the LC Agent. Until revised as a result of subsequent appraisals, it is agreed that the aggregate Appraised Value of Eligible Fixed Assets is $125,000,000 (exclusive of the Credit Parties' linefill relating to Eligible Fixed Assets).

         "AUTHORIZED ACCOUNTS" has the meaning assigned to such term in the Intercreditor Agreement.

         "AVERAGE DAILY MAXIMUM DRAWING AMOUNT" means, for Letters of Credit for any month, the quotient of (i) the sum of the Maximum Drawing Amount for such Letter of Credit as it exists at 5:00 p.m., New York time, for each day of such month divided by (ii) the total number of days in such month.

         "BANKRUPTCY CODE" means Title 11, United States Code.

         "BANKRUPTCY COURT" has the meaning set forth in the recitals.

         "BENEFICIARY" means any beneficiary identified in any Letter of Credit.

         "BIG WARRIOR SETTLEMENT" means the payment by EOTT Pipeline of an amount not exceeding $1,800,000 in cash to Big Warrior Corporation, and issuance of a promissory note in original principal amount of up to $2,700,000 by EOTT Pipeline in favor of Big Warrior Corporation, all as part of the settlement of Big Warrior Corp. v. EOTT Energy Corp., No. 2:02CV749PG (S.D. Miss.) filed August 5, 2002.

         "BORROWER EXPENSES" means, whether or not the transactions contemplated hereby shall be consummated, (a) any and all sums, costs and expenses incurred in connection with

         (i) the preparation and negotiation of this Agreement, the other Credit Documents and any related agreements or instruments, together with any amendments or supplements hereto or thereto, (ii) defending, protecting, maintaining or enforcing the security interests granted herein or in defending, collecting or attempting to collect the Obligations, including, without limitation, all search, filing and recording fees, taxes, attorneys' fees, legal expenses, (b) reasonable and documented fees, expenses and disbursements of the LC Agent's Special Counsel, and any local counsel to the LC Agent, incurred in connection with (i) the preparation, administration, interpretation or syndication of the Credit Documents and other instruments mentioned hereunder, and any amendments, modifications, approvals, consents or waivers hereto or hereunder of any of the Credit Documents or (ii) services rendered in connection with representing the DIP Collateral Agent, DIP LC Agent, the DIP LC Participants and the DIP LC Issuer in the Cases, (c) the reasonable fees, expenses and disbursements of the LC Agent and any of its affiliates incurred by the LC Agent or such affiliate in connection with the preparation, administration, interpretation or syndication of the Credit Documents and other instruments mentioned herein, including all appraisal charges and charges of other professionals retained by the LC Agent, and all title insurance premiums and surveyor, engineering, appraisal and examination charges, and (d) the reasonable and documented (to the reasonable satisfaction of the Borrowers) fees and expenses of KPMG (and any successor thereto) and any other advisors retained by the LC Agent, including those retained in connection with the Cases.

         "BORROWERS" has the meaning set forth in the preamble.

         "BORROWER REPRESENTATIVE" means, for purposes of making Letter of Credit Requests to the LC Agent, receiving Letters of Credit from the LC Issuer, and otherwise communicating with the LC Agent on behalf of the Borrowers, and taking any action required under this Agreement on behalf of the Borrowers (and all of the Borrowers shall be bound thereby), including consent to and any modifications, amendments or supplements to this Agreement or related documents, EOTT OLP.

         "BORROWING BASE" means, as of any date of determination:

         (i) the sum of the following as of such date of determination (without duplication):

                  (A)      100% of Eligible Cash Equivalents; plus

                  (B)      90% of Tier I Eligible Receivables; plus

                  (C)      85% of Tier II Eligible Receivables; plus

                  (D)      90% of Tier I Eligible Crude/Product/Liquid
                           Deliveries; plus

                  (E) 85% of Tier II Eligible Crude/Product/Liquid Deliveries; plus

                  (F) 80% of the Appraised Value of Eligible Fixed Assets, but in no event to exceed $125,000,000; plus

                  (G)      90% of NYMEX Hedged Eligible Inventory; plus

                  (H)      80% of Other Hedged Eligible Inventory; plus

                  (I)      80% of the Market Value of Unhedged Eligible
                           Inventory; plus

                  (J)      80% of Eligible Margin Deposits; plus

                  (K)      80% of all Undrawn Product Purchase Letters of
                           Credit; plus

                  (L) So long as a Borrower shall own the MTBE Assets, $65,000,000;

         (ii) minus the following as of such date of determination (without duplication):

                  (A)      100% of First Purchase Crude Payables; plus

                  (B)      100% of Other Priority Claims; plus

                  (C) 110% of the aggregate net amounts payable by each Borrower under all Hedging Contracts to which it is a party; plus

                  (D) The amount of any setoff or contra account to any Eligible Receivable that could arise from an obligation of any Borrower to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible Receivables, such amount to be determined on an early termination or mark to market basis;

         (iii) minus the principal amount of loans outstanding and any accrued and unpaid interest, fees and expenses under the Lehman Credit Agreement;

         (iv) minus all outstanding amounts under the Purchase Agreements, including all accrued and unpaid fees and expenses thereunder;

         provided, however, that on and after the date (x) four (4) months after the Closing Date, the LC Agent shall be entitled to reduce the percentage rates set forth above (the "ADVANCE RATES") other than under clauses (i)(A) and (i)(F) by up to two and one half percent (2.5%), and under clause (i)(F) by up to five percent (5%), and (y) eight (8) months after the Closing Date, the LC Agent shall be entitled to reduce the Advance Rates other than under clauses (i)(A) and (i)(F) by up to an additional two and one half percent (2.5%), and under clause (i)(F) by an additional five percent (5%), in each case by written notice to the Borrower Representative setting forth such revised Advance Rates.

         "BUSINESS DAY" means any day, other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

         "BUSINESS PLAN" shall be the initial Business Plan as defined in
         Section 2(f)(i)(12), as such Business Plan shall be updated pursuant to
         Section 6(d)(v).

         "CAPITAL EXPENDITURES" means for any period, Consolidated expenditures (including the aggregate amount of Capital Lease obligations incurred during such period) made by EOTT LLC and its Consolidated Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CASES" has the meaning set forth in the recitals.

         "CASH BUDGET" means the monthly projected cash flows set forth in the Post-Confirmation Projections, as supplemented from time to time pursuant to Section 6(d)(xiii).

         "CASH EQUIVALENTS" means Investments in:

                  (i) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

                  (ii) demand deposits and time deposits (including certificates of deposit) maturing within 180 days from the date of deposit thereof, (A) with any office of any LC Participant or (B) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000 and whose long-term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

                  (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (i) above entered into with
                           (A) any LC Participant or (B) any other commercial bank meeting the specifications of subsection (ii) above;

                  (iv) commercial paper, other than commercial paper issued by any Credit Party or its Affiliates, maturing within 180 days after acquisition thereof and having a rating of at least P-1 by Moody's or A-1 by S&P; and

                  (v) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (i) through (iv) above.

         "CASH FLOW REPORT" means a report prepared on the first Business Day of each month by the Borrower Representative reflecting as of the last day of the immediately preceding month EOTT LLC's and its Subsidiaries' cash flows for such month, on an actual (historical to EOTT MLP or EOTT LLC, as the case may be) and projected (forecast) basis, substantially in the form of Exhibit D hereto, and reflecting the cash flows attributable to each of the Designated Assets by facility as a separate item.

         "CASH WATERFALL" has the meaning set forth in the Intercreditor Agreement.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

         "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) any two or more of Tom Matthews, Steve Myers, Dana Gibbs, Lori Maddox and H. Keith Kaelber shall cease for any reason not reasonably acceptable to the Majority LC Participants to serve as, in the case of Mr. Matthews a director, and in the case of each other person, an executive officer, of EOTT LLC (unless any such officer shall have ceased to serve as a result of death, disability, termination for cause as determined by the EOTT LLC Board of Directors or other reason reasonably acceptable to Majority LC Participants) and such individual has not been replaced by Persons reasonably acceptable to the Majority LC Participants within a reasonable period of time, and
         (ii) any Person or group shall be the legal and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the then total membership interests (including all securities that are convertible into membership interests) of EOTT LLC.

         "CLOSING DATE" means the date agreed to by the Borrower Representative and the LC Agent for the initial Extensions of Credit under this Agreement, which date shall occur after the Confirmation Order becomes the Final Order of the Bankruptcy Court, but not before all of the conditions precedent in this Agreement for such Extension of Credit have been satisfied.

         "CLOSING DATE CERTIFICATE" means the officer's certificate delivered to the LC Agent pursuant to Section 2(f)(i)(12), attaching (a) the Post-Confirmation Projections, (b) the Business Plan, (c) the Security Schedule, (d) the Disclosure Schedule, (e) the initial Cash Budget and
         (f) a schedule of all changes anticipated to be made upon application of "fresh start" accounting to the financial statements of EOTT LLC and its Consolidated Subsidiaries that are reflected in the Post-Confirmation Projections.

         "COLLATERAL" has the meaning set forth in the Intercreditor Agreement.

         "COLLATERAL AGENT" means Standard Chartered, acting as collateral agent on behalf of the LC Issuer, the LC Participants, SCTSC, the Term Lenders and the Administrative Agents in accordance with the Intercreditor Agreement.

         "COMMITMENT FEE RATE" means one-half percent (0.5%) per annum.

         "COMMITMENT PERIOD" means the period from and including the date hereof until the Termination Declaration Date.

         "CONFIRMATION HEARING" has the meaning set forth in the recitals.

         "CONFIRMATION ORDER" means the order of the Bankruptcy Court, dated on or about the date of the Confirmation Hearing, and confirming the Reorganization Plan pursuant to Section 1129 of the Bankruptcy Code.

         "CONSOLIDATED" means the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

         "CONSOLIDATED CURRENT ASSETS" means all assets of the Borrowers and their Subsidiaries on a Consolidated basis that, in accordance with GAAP, are properly classified as current assets, including (without duplication) all crude oil, refined petroleum products or natural gas liquids in pipeline or storage assets owned by a Borrower at the time of determination, valued in accordance with GAAP; provided, that "Consolidated Current Assets" shall exclude (i) all the fixed assets of the Designated Assets during the first three months following the Closing Date, and (ii) in the calculation thereof, those items enumerated in Permitted Adjustments.

         "CONSOLIDATED CURRENT LIABILITIES" means all Liabilities and other Indebtedness of the Borrowers and their Subsidiaries on a Consolidated basis that, in accordance with GAAP, are properly classified as current liabilities; provided, that "Consolidated Current Liabilities" shall exclude (i) Funded Debt, (ii) all the Liabilities and Indebtedness directly attributable to the Designated Assets during the first three months following the Closing Date, and (iii) in the calculation thereof, those items enumerated in Permitted Adjustments.

         "CONSOLIDATED EBIDA" means, for any period, the sum of (without duplication) (i) Consolidated Net Income (Loss) for such period, plus
         (ii) all interest expense that was deducted in determining such Consolidated Net Income (Loss), plus (iii) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (excluding any non-cash charge to the extent it represents an accrual of, or reserve for, cash disbursement for any of the next succeeding four Fiscal Quarters), minus (iv) all non-cash items of income that were included in determining such Consolidated Net Income (Loss) (excluding any non-cash item to the extent it represents an accrual for cash receipt in any of the next succeeding four Fiscal Quarters); provided, that "Consolidated EBIDA" shall exclude (x) all the foregoing items directly attributable to the Designated Assets during the first three months following the Closing Date, and (y) in the calculation thereof, those items enumerated in Permitted Adjustments.

         "CONSOLIDATED NET INCOME (LOSS)" means, for any period, EOTT MLP's or, as the case may be, EOTT LLC's Consolidated gross revenues for such period, including any cash dividends or distributions actually received from any other Person during such period, minus EOTT MLP's or, as the case may be EOTT LLC's Consolidated expenses and other proper charges against income (including taxes on income to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings of any Person other than a Subsidiary in which EOTT MLP or, as the case may be, EOTT LLC or any of its Subsidiaries has an ownership interest; provided, that "Consolidated Net Income (Loss)" shall exclude (i) gross revenues and expenses directly attributable to the Designated Assets during the first three months following the Closing Date, and (ii) in the calculation thereof, those items enumerated in Permitted Adjustments.

         "CONSOLIDATED TANGIBLE NET WORTH" means, at any time, (a) the Consolidated members' capital of EOTT LLC and its Subsidiaries plus (b) the principal amount of any payment-in-kind notes issued in lieu of cash payment of interest on the New Senior Notes less (c) Intangible Assets (to the extent included in determining such Consolidated members' capital). For this purpose "INTANGIBLE ASSETS" means, the amounts of (i) all write-ups subsequent to December 31, 2002 in the book value of any non-current asset owned by EOTT LLC or any Subsidiary, (ii) all investments in Persons that are not Subsidiaries, except to the extent included in Cash Equivalents, and (iii) all unamortized debt discount and expense (other than fees and expenses related to any Funded Debt), unamortized deferred charges, goodwill, Intellectual Property, organizational or research and developmental expenses and other intangible items (other than with respect to any Designated Asset); provided, that "Consolidated Tangible Net Worth" shall exclude (x) any Consolidated members' capital of EOTT LLC and its Subsidiaries to the extent directly attributable to the Designated Assets during the first three months following the Closing Date, and
         (y) in the calculation thereof, those items enumerated in Permitted Adjustments.

         "CONSOLIDATED TOTAL INTEREST EXPENSE" means, for any period, the aggregate amount of interest required to be paid or accrued by any Borrower or its Subsidiaries during such period on all Indebtedness of such Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capital Lease or any Synthetic Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money; provided, that "Consolidated Total Interest Expense" shall exclude (i) the Reduction Fee payable pursuant to
         Section 2(j)(ix); (ii) any such interest, fees or expenses to the extent directly attributable to the Designated Assets during the first three months following the Closing Date, (iii) in the calculation thereof, those items enumerated in Permitted Adjustments, and (iv) the principal amount of any payment-in-kind notes issued in lieu of cash payment of interest on the New Senior Notes.

         "CONTROL AGREEMENT" has the meaning set forth in the Intercreditor Agreement.

         "CREDIT DOCUMENTS" means, collectively (i) the Purchase Agreements and each and every other agreement, document, certificate or instrument between SCTSC and any Credit Party or otherwise made, executed or delivered by any Credit Party for the benefit of SCTSC that is entered into or delivered on or after the date hereof,
         (ii) this Agreement, the Letters of Credit, the Letter of Credit Requests, the Syndication Letter and each and every other agreement, document, certificate or instrument between any Lender Party, and any Credit Party or otherwise for the benefit of any Lender Party that is entered into or delivered on or after the date hereof and (iii) the Security Documents.

         "CREDIT PARTIES" has the meaning set forth in the preamble as of the date hereof, together with such other Persons who may from time to time become party to this Agreement pursuant to the terms hereof.

         "CRUDE OIL PURCHASE AGREEMENT" means that certain Second Amended and Restated Commodities Repurchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "CURRENTLY APPROVED BY THE LC AGENT" means such Person (including a limit on the maximum credit exposure to any such Person), storage location, pipeline, form of letter of credit, event, action, policy, or other matter, as the case may be, as reflected in the most recent written notice given by the LC Agent to the Borrower Representative as then being approved; provided, that, with respect to any Account Debtor, credit limit, inventory storage location, commodity broker, creditworthiness criteria or designation of Tier I Account Debtor or Tier II Account Debtor, the Borrower Representative shall make an initial determination as to their respective identities, levels, location or criteria, as applicable, subject to the consent of the LC Agent (which consent shall not be unreasonably withheld). Each such written notice will supersede and revoke each prior notice relating to the subject thereof.

         "DEBT RATING" means, with respect to a Person, the rating then in effect by a Rating Agency for the long term senior unsecured non-credit enhanced debt of such Person.

         "DEBTORS" has the meaning set forth in the recitals.

         "DEFAULT" means any Event of Default and any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "DEFAULT RATE" means a rate per annum equal to (a) in the case of fees on any Letters of Credit, the rate that otherwise would be applicable to such fees plus 2% per annum; and (b) in the case of any other monetary Obligations, the Alternate Base Rate plus 2% per annum.

         "DEFICIENCY" has the meaning set forth in Section 2(j)(iv).

         "DESIGNATED ASSETS" means the following assets: (i) the MTBE Assets and
         (ii) the West Coast Assets.

         "DIP BORROWERS" has the meaning set forth in the recitals.

         "DIP COLLATERAL AGENT" means the Standard Chartered Bank as collateral agent under the DIP Intercreditor Agreement.

         "DIP GUARANTORS" has the meaning set forth in the recitals.

         "DIP INTERCREDITOR AGREEMENT" means that certain Intercreditor and Security Agreement, dated as of October 18, 2002, among the Debtors, the DIP LC Agent, the DIP LC Participants, SCTSC, the DIP Term Lender Agent, the DIP Term Lenders and the DIP Collateral Agent.

         "DIP LC AGENT" has the meaning set forth in the recitals.

         "DIP LC AGREEMENT" has the meaning set forth in the recitals.

         "DIP LC ISSUER" has the meaning set forth in the recitals.

         "DIP LC PARTICIPANTS" has the meaning set forth in the recitals.

         "DIP LETTERS OF CREDIT" means each of the letters of credit issued, extended or renewed by the DIP LC Issuer under the DIP LC Agreement.

         "DIP TERM LENDER AGENT" means Lehman Brothers, Inc. as term lender agent under the DIP Intercreditor Agreement.

         "DIP TERM LENDERS" means those certain lending institutions as term lenders under the DIP Intercreditor Agreement.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached to the Closing Date Certificate, in form and substance satisfactory to the LC Agent.

         "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, provided that such bank is acting through a branch or agency in the United States, and, in the case of each of (i) and (ii), has combined capital, surplus and undivided profits of at least $100,000,000; or (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of an LC Participant, (B) a Subsidiary of a Person of which an LC Participant is a Subsidiary, or (C) a Person of which an LC Participant is a Subsidiary; or (iv) any other commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund investment company, investment fund, financial institution, or other institutional lender (whether a corporation, partnership or other entity) acceptable to the LC Agent.

         "ELIGIBLE CASH EQUIVALENTS" means Cash Equivalents in which any Borrower has lawful and absolute title, which are free from any express or implied at law Lien, trust or other beneficial interest, in which the Collateral Agent holds a fully perfected first-priority security interest prior to the rights of, and enforceable as such against, any other Persons pursuant to a Control Agreement.

         "ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means at the time of any determination thereof (without duplication), each Account representing an amount that will be, as reasonably determined in good faith by the Borrower Representative, an Account of any Borrower with respect to sales and deliveries of crude oil, refined petroleum products or NGLs made or committed to be made in each case under a firm written purchase and sale agreement but for which a Borrower has not yet issued an invoice to the purchaser, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the LC Agent:

         (i)      such Borrower has lawful and absolute title to such Account;

         (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil, refined petroleum products or NGLs to such Person in the United States of America and/or Canada in the ordinary course of business of such Borrower, to the extent of the volumes of crude oil, refined petroleum products or NGLs delivered to such Person prior to the date of determination;

         (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit, limited to the total amount of such Account and
                  (iii) the amount of any tax liability owed by such Borrower to any governmental authority with respect to collections on such Account;

         (iv) such Borrower has the full and unqualified right to assign and grant a security interest in such Account to the Collateral Agent as security for the Obligations;

         (v) such Account (A) represents the uninvoiced amount in respect of volumes of crude oil, refined petroleum products or NGLs, title to which was or will be assigned or otherwise transferred by such Borrower during the month of determination or the month immediately preceding or immediately following the month of determination, (B) is governed by an enforceable purchase and sale agreement and (C) and is not evidenced by any promissory note or other instrument;

         (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Collateral Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

         (vii) such Account will be due not more than 30 days following the last day of the calendar month in which such Borrower's invoice will be submitted unless payment thereof is secured by a letter of credit from an Acceptable Issuer, in form Currently Approved by the LC Agent;

         (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to the Borrowers that are outstanding more than 60 days from the invoice date;

         (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the LC Agent, (iii) is not an Affiliate of any Borrower (other than another Borrower or a Guarantor), (iv) is not the subject of any event of the type described in Section 8(h) and (v) has established a credit limit with Borrower to whom such Account is owed in an amount Currently Approved by the LC Agent;

         (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

         (xi) such Account is not the obligation of an Account Debtor as to which the LC Agent determines in good faith that there is a legitimate concern over the timing or collection of such obligation.

         "ELIGIBLE FIXED ASSETS" means assets (other than, the Designated Assets) of any Borrower that (i) are included in Property, Plant and Equipment as reflected in the most current Consolidated balance sheet of EOTT LLC and its Subsidiaries, (ii) are subject to a fully perfected first-priority security interest (subject only to Permitted Liens) in favor of the Collateral Agent pursuant to the Security Documents prior to the rights of, and enforceable as such against, any other Person and
         (iii) have been appraised by an independent appraiser selected by the LC Agent. At the Closing Date hereof, Eligible Fixed Assets will include only the assets known as (i) the Mississippi/Alabama pipeline system and related Mobile terminal, (ii) the Kansas pipelines, (iii) the Oklahoma pipelines and (iv) the Rockies pipelines (which comprise of assets located in the states of Colorado, North Dakota, South Dakota, Wyoming, Montana and Nebraska).

         "ELIGIBLE INVENTORY" means inventories of crude oil or NGLs in which any Borrower has lawful and absolute title (or which are owned by SCTSC pursuant to the Crude Oil Purchase Agreement), which are (i) not subject to any Lien in favor of any Person (other than Permitted Inventory Liens), (ii) subject to a fully perfected first-priority security interest (subject only to Permitted Inventory Liens) in favor of the Collateral Agent pursuant to the Credit Documents securing all the Obligations prior to the rights of, and enforceable as such against, any other Person, (iii) located in storage locations (including pipelines) that are either (A) owned by a Credit Party or
         (B) Currently Approved by the

         LC Agent and (iv) otherwise satisfactory to the LC Agent in its sole discretion in terms of quality, quantity and such other matters as the LC Agent deems relevant (provided that such inventories shall not be located in or attributable to any Designated Asset), minus, the amount of any Permitted Inventory Lien on any such inventory. For the avoidance of doubt, inventories included in Eligible Crude/Product/Liquid Deliveries are excluded from Eligible Inventory.

         "ELIGIBLE MARGIN DEPOSIT" means the net equity value of investments by any Borrower in margin deposit accounts with commodities brokers Currently Approved by the LC Agent on nationally recognized exchanges subject to a perfected first-priority security interest in favor of the Collateral Agent or a three-party agreement among Borrower, the Collateral Agent and the depository institution, in form and substance satisfactory to the Collateral Agent.

         "ELIGIBLE RECEIVABLES" means at the time of any determination thereof (without duplication, each Account with respect to sales and deliveries by any Borrower of crude oil or NGLs, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the LC Agent:

         (i) such Borrower, or SCTSC pursuant to the Receivables Purchase Agreement, has lawful and absolute title to such Account;

         (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil or NGLs to such Person in the United States of America in the ordinary course of business of such Borrower, to the extent of the volumes of crude oil or NGLs delivered to such Person prior to the date of determination;

         (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit and (iii) the amount of any tax liability owed by such Borrower to any governmental authority with respect to collections on such Account;

         (iv) such Borrower has the full and unqualified right to assign and grant a security interest in such Account to the Collateral Agent as security for the Obligations;

         (v) such Account is evidenced by an invoice rendered to the Account Debtor, is governed by a purchase and sale agreement, exchange agreement or other written agreement and is not evidenced by any promissory note or other instrument;

         (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Collateral Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

         (vii) such Account is due not more than 30 days following the last day of the calendar month in which the crude oil or NGLs delivery occurred and is not more than 30 days past due (except that any Account or group of Accounts of a single Account Debtor, in either case in excess of $500,000 shall be excluded from Eligible Receivables if not paid within five days after the original invoice due date);

         (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to any Borrower that are outstanding more than 60 days from the invoice date;

         (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the LC Agent , (iii) is not an Affiliate of Borrower, (iv) is not the subject of any event of the type described in Section 8(h) and (v) has established a credit limit with a Borrower in an amount Currently Approved by the LC Agent;

         (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

         (xi) such Account is not the obligation of an Account Debtor as to which the LC Agent determines in good faith that there is a legitimate concern over the timing or collection of such obligation.

         "EMPLOYEE TRANSITION AGREEMENT" means that certain employee transition agreement, dated as of October 7, 2002, by and among the EOTT Parties and the Enron Parties.

         "ENRON" means Enron Corp., an Oregon corporation and debtor-in-possession in the Enron Bankruptcy Proceedings.

         "ENRON BANKRUPTCY PROCEEDINGS" means the actions under the petitions for relief filed by Enron and certain of its Affiliates under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, In re Enron Corp., et al, jointly administered under Case No. 01-16034.

         "ENRON PARTIES" means Enron, Enron Energy Services, Inc. a Delaware corporation and a debtor in possession, Enron North America Corp., a Delaware corporation and debtor in possession, Enron Pipeline Services Company, a Delaware corporation, EGP Fuels Company, a Delaware corporation, and Enron Gas Liquids, Inc., a Delaware corporation and a debtor and a debtor in possession.

         "ENRON SETTLEMENT AGREEMENT" means the settlement agreement, dated as of October 7, 2002, by and among the EOTT Parties, the Enron Parties and EOTT Energy

         Corp. settling, among other things, certain claims owed by each of the EOTT Parties to the Enron Parties.

         "ENVIRONMENTAL LAWS" means the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, the Occupational Safety and Health Act, the Atomic Energy Act of 1954, and any other federal, state, local or foreign law, statute, treaty, regulation, ordinance, rule, regulation, order, decree, judgment, permit, concession, franchise, license, agreement or other governmental restriction, relating to health, safety or the environment now in effect or hereafter amended or enacted.

         "EOTT CANADA" has the meaning set forth in the preamble.

         "EOTT FINANCE CORP." means EOTT Energy Finance Corp., a Delaware corporation.

         "EOTT GP" has the meaning set forth in the preamble.

         "EOTT LIQUIDS" has the meaning set forth in the preamble.

         "EOTT LLC" has the meaning set forth in the preamble.

         "EOTT MLP" has the meaning set forth in the recitals.

         "EOTT OLP" has the meaning set forth in the preamble.

         "EOTT PARTIES" means the Borrowers and the Guarantors.

         "EOTT TERMINAL" means any storage terminal, tankage or facility owned by any Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Credit Party and all other Persons that, together with such Credit Party, are treated as a single employer under
         Section 414 of the Tax Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Credit Party has a fixed or contingent Liability.

         "EVENT OF DEFAULT" means the occurrence of any event described in
         Section 8 of this Agreement.

         "EXTENSION OF CREDIT" means (i) the issuance of a Letter of Credit or the amendment of any Letter of Credit having the effect of extending the stated termination date thereof or increasing the maximum amount available to be drawn thereunder and (ii) the funding of a participation in an unpaid Matured LC Obligation. The initial Extensions of Credit shall occur on the Closing Date with the conversion of the DIP Letters of Credit to Letters of Credit hereunder pursuant to Section 2(a)(i).

         "FACILITY FEE" has the meaning set forth in Section 2(j)(vii).

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to the LC Agent on such day on such transactions as determined by the LC Agent.

         "FINAL ORDER" means an order, judgment or other decree of the Bankruptcy Court or any other court, judicial body or Tribunal with proper jurisdiction, as the case may be, which is in full force and effect and which has not been reversed, stayed, modified or amended and as to which (i) any right to appeal or seek certiorari, review or rehearing has been waived or (ii) the time to appeal or seek certiorari, review or rehearing has expired and as to which no appeal, position for certiorari, review or rehearing has been filed and is either pending or has been stayed.

         "FIRST PURCHASE CRUDE PAYABLES" means the unpaid amount of any payable obligation related to the purchase of crude oil by any Borrower that the LC Agent determines will be secured by a statutory Lien, including but not limited to the statutory Liens, if any, created under the laws of Alabama, Arkansas, Colorado, Kansas, Louisiana, Mississippi, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas or any other state to the extent such payable obligation is not at the time in question covered by a Letter of Credit.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FIXED PRICE CONTRACT" means a purchase or sale contract for crude oil, refined petroleum products or NGLs where the price has been fixed.

         "FUNDED DEBT" means Indebtedness of a Credit Party described in any of clauses (i) through (iii) or (v) through (xii) of the definition of "Indebtedness."

         "GAAP" means those generally accepted accounting principles and practices recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

         "GOVERNING BODY" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

         "GUARANTORS" has the meaning set forth in the preamble.

         "HAZARDOUS MATERIALS" means any substances regulated under any Environmental Law, whether as pollutants, contaminants or chemicals, as industrial, toxic or hazardous substances or wastes or otherwise.

         "HEDGING CONTRACT" means (i) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds or indexes based on any of the foregoing, (ii) any option, futures or forward contract traded on an exchange and (iii) any other derivative agreement or other similar agreement or arrangement, excluding in the case of subsection (i), (ii) and (iii), for purposes of Section 7(d) only, any such agreement or contract covering crude oil, refined oil products or NGLs that is entered into by a Borrower
         (A) in the ordinary course of business, (B) in accordance with the then effective Risk Management Policies and (C) not for speculative purposes.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate or of any interest rate determined by reference to the Highest Lawful Rate shall be made separately for each Lender Party as appropriate to assure that the Credit Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "INDEBTEDNESS" of any Person means its Liabilities (without duplication) in any of the following categories:

         (i)      Liabilities for borrowed money,

         (ii) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

         (iii) Liabilities evidenced by a bond, debenture, note or similar instrument,

         (iv) Liabilities that would be required under GAAP to be shown on such Person's balance sheet as a liability,

         (v) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

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

         (vi)     Liabilities constituting principal under Capital Leases,

         (vii) Liabilities arising under conditional sales or other title retention agreements,

         (viii) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

         (ix) Liabilities consisting of an obligation to purchase or redeem commodities, securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar commodities, securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

         (x) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

         (xi)     Liabilities with respect to banker's acceptances or

         (xii) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

         provided, however, that the "INDEBTEDNESS" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than Liabilities contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP.

         "INDENTURE TRUSTEE" means The Bank of New York, a New York banking corporation, or its successor, or such other Person as shall be acceptable to the LC Agent, in its capacity as indenture trustee under the Senior Notes Indenture.

         "INITIAL FINANCIAL STATEMENTS" means the unaudited Consolidated balance sheet of EOTT MLP and its Subsidiaries as of December 31, 2002 and the related Consolidated income statements, statements of cash flows and partners' capital for the year ended December 31, 2002.

         "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, software, know-how and processes used in or necessary for the conduct of the business of the Credit Parties as currently conducted or anticipated to be conducted that are material to the condition (financial or otherwise), business or operations of the Credit Parties, taken as a whole.

         "INTERCREDITOR AGREEMENT" means that certain Intercreditor and Security Agreement, dated on or about the Closing Date, among the Credit Parties, the LC Agent, the LC Participants, SCTSC, the Term Lender Agent, the Term Lenders and the Collateral Agent, as amended, amended and restated, supplemented, or otherwise modified from time to time.

         "INVESTMENT" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "IP COLLATERAL" means the Intellectual Property that constitutes Collateral.

         "KPMG" means KPMG L.L.P., acting as financial advisor to the LC Agent's Special Counsel.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "LC AGENT" has the meaning set forth in the preamble.

         "LC AGENT'S SPECIAL COUNSEL" means Lovells and Bingham McCutchen LLP or such other counsel as may be approved by the LC Agent.

         "LC COLLATERAL" has the meaning set forth in Section 2(e)(i).

         "LC CONDITIONS" has the meaning set forth in Section 2(a)(ii).

         "LC ISSUER" means Standard Chartered, in its capacity as an issuer of Letters of Credit hereunder, its successors in such capacity and any other LC Participant appointed by the LC Agent as an LC Issuer hereunder in place of or in addition to Standard Chartered; provided, however, such appointment shall have been approved by the Majority LC Participants.

         "LC OBLIGATIONS" means, as of any date of determination, the sum of all Matured LC Obligations, plus the Maximum Drawing Amount under all Letters of Credit then outstanding.

         "LC PARTICIPANT SCHEDULE" means Schedule I hereto.

         "LC PARTICIPANTS" has the meaning set forth in the preamble.

         "LEHMAN CREDIT AGREEMENT" means the Term Loan Agreement, dated as of the date hereof, among the Credit Parties, the Term Lenders and the Term Lender Agent, as amended, amended and restated, supplemented, or otherwise modified from time to time evidencing loans from the lenders thereunder to the Borrowers an aggregate principal amount of $75,000,000.00.

         "LENDER PARTIES" means the LC Agent, the LC Issuer, and each LC Participant.

         "LETTER OF CREDIT" means a letter of credit issued (or deemed issued) by the LC Issuer hereunder at the application of the Borrower Representative.

         "LETTER OF CREDIT FEE" means, with respect to each Letter of Credit for each month or a portion thereof while such Letter of Credit remains outstanding, a fee equal to the product of (i) the Applicable Margin for Letters of Credit and (ii) the Average Daily Maximum Drawing Amount thereof.

         "LETTER OF CREDIT REQUEST" means a request in the form and substance of Exhibit A or substantially in such form as the LC Issuer may from time to time prescribe delivered by the Borrower Representative to the LC Issuer in accordance with the provisions of this Agreement.

         "LIABILITIES" means, as to any Person, all Indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset that arises without agreement in the ordinary course of business. "LIEN" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities) or any other arrangement or action that would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made or such arrangement or action is undertaken before or after such Lien exists.

         "MAJORITY LC PARTICIPANTS" means as of any date, (a) if there are two
         (2) or fewer LC Participants, all LC Participants and (b) if there are more than two (2) LC Participants, LC Participants whose aggregate Percentage Shares equal or exceed sixty-six and two-thirds percent (66-2/3%).

         "MARKET PRICE" means, on each day, a spot price for the inventory of crude oil or NGLs being valued, determined by published prices and methodology as Currently Approved by the LC Agent at the time of determination.

         "MARKET VALUE OF UNHEDGED ELIGIBLE INVENTORY" means, with respect to any volume of Unhedged Eligible Inventory, the net proceeds that would be realized upon an immediate sale thereof for cash at the Market Price and otherwise on an as-is/where-is basis pursuant to foreclosure of the Liens thereon in favor of the Collateral Agent.

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs since December 31, 2002, including any such change (other than any Permitted Adjustment, in and of itself) that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, or as represented or warranted in any Credit Document, to (i) EOTT LLC's (or its predecessor entity's) Consolidated financial condition, operations, properties, business or prospects, considered as a whole, (ii) the Borrowers' ability to timely pay the Obligations or (iii) the enforceability of any Credit Document or any Lien granted pursuant thereto.

         "MATURED LC OBLIGATIONS" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to LC Issuer under any Letter of Credit Request.

         "MATURITY DATE" means the date which is the earlier of (a) eighteen
         (18) calendar months after the Closing Date and (b) August 30, 2004.

         "MAXIMUM COMMITMENT" means $325,000,000, as such amount may be reduced from time to time as provided in Section 2.

         "MAXIMUM DRAWING AMOUNT" means, at any time, the maximum amounts that LC Issuer might then or thereafter be called upon to advance under any Letter of Credit issued by LC Issuer then outstanding (including any Letter of Credit converted from DIP Letters of Credit) or, if the context requires, the sum of all such amounts under all such Letters of Credit.

         "MONTHLY PAYMENT DATE" means the first Business Day of each month.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "MTBE ASSETS" means the MTBE facility in Harris County, Texas and the Mont Belvieu Storage Facility and Grid in Chambers, Harris and Galveston Counties, Texas.

         "NEW GP INTEREST" means the entire general partner interest in EOTT MLP following the Effective Date (as defined in the Reorganization Plan) of the Reorganization Plan.

         "NEW LLC UNITS" means the units of member interests in EOTT LLC to be issued by EOTT LLC pursuant to the Reorganization Plan.

         "NEW LP INTEREST" means the entire limited partner interest in EOTT MLP following the Effective Date (as defined in the Reorganization Plan) of the Reorganization Plan.

         "NEW SENIOR NOTES" means the 9% Senior Notes due 2009 in the original principal amount of up to $104,000,000, together with all payment-in-kind notes in an aggregate principal amount not to exceed $10,660,000, in each case issued by EOTT LLC pursuant to the Senior Notes Indenture and the Reorganization Plan.

         "NGLS" means liquid hydrocarbon products extracted from a natural gas stream, including ethane, propane, normal butane, isobutane and natural gasoline.

         "NYMEX" means the New York Mercantile Exchange.

         "NYMEX HEDGED ELIGIBLE INVENTORY" means Eligible Inventory which has been hedged for delivery within the next 190 days by a contract on the NYMEX arranged through brokers approved by the LC Agent and with whom a three-party agreement among any Borrower, the Collateral Agent and such broker has been entered in form and substance satisfactory to the Collateral Agent or otherwise hedged in a manner satisfactory to the LC Agent (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "NYMEX Hedged Eligible Inventory"). The value of NYMEX Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OBLIGATION" means any part of the Obligations.

         "OBLIGATIONS" shall mean and include any and all Indebtedness, Liabilities, and obligations of every kind, nature and description of each Credit Party to any Lender Party, or any of them, however evidenced, arising under this Agreement or the other Credit Documents, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint and/or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, or on original, renewed or extended terms and whether arising directly or acquired by LC Participants from any other party to the Credit Documents (including, without limitation, participations or interests of any LC Participant in the obligations of any Credit Party to others), whether incurred by any Credit Party as principal, surety, endorser, guarantor, accommodation party, indemnitor or otherwise.

         "OFFSETTING POSITION" means any offsetting sale or Purchase Agreements, an offsetting NYMEX contract, an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale) or an offsetting swap, collar or option contract, in each case eliminating price risk and substantially all basis risk.

         "OLD SENIOR NOTES" means the 11% Senior Notes due 2009 in the original principal amount of $235,000,000 issued by EOTT MLP, which shall be discharged pursuant to the Reorganization Plan.

         "OPEN POSITION" means, with respect to crude oil inventory or crude oil purchase or sale contracts, any position that does not have an Offsetting Position.

         "ORGANIZATIONAL DOCUMENTS" means the documents (including Bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized.

         "OTHER HEDGED ELIGIBLE INVENTORY" means Eligible Inventory (other than NYMEX Hedged Eligible Inventory) which has been hedged with a contract for physical delivery to a counterparty whose Account would qualify as a Tier I Eligible Receivable or otherwise hedged in a manner satisfactory to the LC Agent in its sole discretion (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "Other Hedged Eligible Inventory"). The value of Other Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OTHER PRIORITY CLAIMS" means any account payable, obligation or liability that the LC Agent has determined has or will have a Lien upon or claim against any Cash Equivalent, Account or inventory of any Borrower senior or equal in priority to the security interests in favor of the Collateral Agent, in each case to the extent such Cash Equivalent, Account or inventory of any Borrower is otherwise included in the determination of the Borrowing Base and the included portion thereof has not already been reduced by such Lien or claim.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERCENTAGE SHARE" means, with respect to any LC Participant the percentage obtained by dividing (A) the sum of the Matured LC Obligations which such LC Participant has funded pursuant to Section 2(c)(ii), plus the portion of the Maximum Drawing Amount which such LC Participant might be obligated to fund under Section 2(c)(ii) by (B) the aggregate amount of LC Obligations outstanding at such time. On the Closing Date, the Percentage Share of each LC Participant shall be as set forth in the LC Participant Schedule.

         "PERMITTED ADJUSTMENTS" means, without duplication, changes to the financial statements of EOTT LLC and its Consolidated Subsidiaries resulting solely from:

         (i) the bona fide application of "fresh start" accounting promulgated under SOP 90-7 from time to time in accordance with GAAP; provided, that in the case of determining compliance with the covenant set forth in Section 7(q), application of "fresh start" accounting shall not include the changes set forth on the schedule of "fresh start" accounting changes attached to the Closing Date Certificate, but shall include any other changes resulting solely from the bona fide application of "fresh start" accounting promulgated under SOP 90-7 from time to time in accordance with GAAP (it being understood that it is the intent of the parties hereto to exclude any changes resulting solely from the bona fide application of "fresh start" accounting in the determination of covenant compliance in Section 7);

         (ii) income or expense directly attributable to any Designated Assets in accordance with GAAP;

         (iii) upon the approval of the LC Agent, the cumulative effect of changes to GAAP;

         (iv) gains or losses realized upon the sale of any assets (other than Designated Assets) not sold in the ordinary course of business; or

         (v) gains or losses realized upon the sale or other disposition of any Designated Assets, write-ups and write-downs of any Designated Assets.

         "PERMITTED CAPITAL EXPENDITURES" means (a) cash Capital Expenditures made by EOTT MLP or EOTT LLC, as the case may be, and its consolidated Subsidiaries that (i) in the aggregate, other than Capital Expenditures made in connection with the Designated Assets, do not exceed $12,500,000 during each of the calendar years 2003 and 2004, and (ii) in the aggregate, for Capital Expenditures made in connection with the Designated Assets, do not exceed $3,300,000 during each of the calendar years 2003 and 2004, and (b) cash Capital Expenditures made with the proceeds from the issuance of additional equity by EOTT LLC for the purpose of funding any asset acquisition on terms and conditions, and of an asset, reasonably acceptable to the Majority LC Participants.

         "PERMITTED INVENTORY LIENS" means any Lien and the amount of any Liability secured thereby, on crude oil or NGLs inventory that would be a Permitted Lien.

         "PERMITTED INVESTMENTS" means (i) Cash Equivalents, (ii) Investments described in the Disclosure Schedule, and (iii) Investments by EOTT LLC or any of its Subsidiaries in any Wholly Owned Subsidiary of EOTT LLC that is a Borrower or a Guarantor.

         "PERMITTED LIEN" shall mean any of the following:

         (i) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation or deposits with insurers to cover self-retention obligations under employee life or medical insurance programs;

         (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens (including, without limitation, Liens on property of any Credit Party in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts that are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Credit Party in accordance with GAAP;

         (iii) Liens under or with respect to accounts with brokers or counterparties with respect to the following commodity accounts maintained by EOTT OLP with Refco, L.L.C.: Account Nos. 1725 43979; 1725 72336; and L610 54999 (for transactions effected with or through United Energy, Inc.), consisting of cash, commodities or futures contracts, options, securities, instruments and other like assets;

         (iv) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory or regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (v) Liens in respect of existing Capital Leases described in the Disclosure Schedule and such other leases, but encumbering only the property under lease;

         (vi) statutory Liens related to the purchase of crude oil by a Borrower in the ordinary course of business;

         (vii)    Liens permitted by the Security Documents;

         (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Credit Party in accordance with GAAP;

         (ix) easements, rights-of-way, restrictions, minor defects and irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of any Credit Party;

         (x) Liens securing purchase money financing for any property or asset hereafter acquired; and

         (xi) Liens provided for in the Reorganization Plan, granted by the Person, in the assets, and securing the Indebtedness, listed on as set forth on Schedule 1(a) to the Disclosure Schedule.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal or any other legally recognizable entity.

         "POST-CONFIRMATION PROJECTIONS" shall have the meaning set forth in
         Section 2(f)(i)(12).

         "PREPETITION AGENT" has the meaning set forth in the recitals.

         "PREPETITION BORROWERS" has the meaning set forth in the recitals.

         "PREPETITION CREDIT AGREEMENT" has the meaning set forth in the recitals.

         "PREPETITION LC ISSUER" has the meaning set forth in the recitals.

         "PREPETITION LENDERS" has the meaning set forth in the recitals.

         "PRESCRIBED FORMS" has the meaning set forth in Section 3(g)(iii).

         "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the LC Agent, desirable in order to create or perfect Liens on any Intellectual Property that constitutes Collateral.

         "PURCHASE AGREEMENTS" means, collectively, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement.

         "RATING AGENCY" means either S&P or Moody's.

         "RECEIVABLES PURCHASE AGREEMENT" means that certain Second Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "REFERENCE PERIOD" means, (a) for the period ending January 31, 2003, the calendar month ending January 31, 2003, (b) for the period ending February 28, 2003, the period of two consecutive calendar months ending on such date, (c) for the period ending March 31, 2003, the period of three consecutive calendar months ending on such date and (d) for a period ending as of any other date, the period of four (4) consecutive calendar months ending on such date (in each case treated as a single accounting period).

         "REGISTER" has the meaning set forth in Section 12(e).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REIMBURSABLE TAXES" has the meaning set forth in Section 3(g)(i).

         "RELEASE" has the meaning given such term in 42 U.S.C.
         Section 9601(22).

         "REORGANIZATION PLAN" means that Third Amended Joint Chapter 11 Plan of the Debtors, dated December 6, 2002, and filed with the Bankruptcy Court in connection with the Cases.

         "RISK MANAGEMENT POLICIES" means, with respect to any Borrower, such risk management procedures and internal controls and such trading policies with such Open Position limits, with such changes thereto in effect at any time after the Closing Date, as are then currently approved by the EOTT LLC board of directors.

         "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.) or its successor.

         "SCTSC" means, Standard Chartered Trade Services Corporation, a Delaware corporation, as purchaser under the Purchase Agreements.

         "SECURED PARTIES" shall have the meaning set forth in the Intercreditor Agreement.

         "SECURITY" means any rights, properties or interests of any Lender Party and the Collateral Agent under the Credit Documents, which provide recourse or other benefits to any Lender Party or the Collateral Agent in connection with the Obligations or the non-payment or non-performance thereof, including any Collateral, guaranties of the payment of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset and other rights provided for thereunder.

         "SECURITY DOCUMENTS" means the Intercreditor Agreement, the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements, Control Agreements and other agreements or instruments now, heretofore or hereafter delivered by any Credit Party to the Collateral Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Credit Party's other duties and obligations under the Credit Documents.

         "SECURITY SCHEDULE" means the Security Schedule attached to the Closing Date Certificate, in form and substance satisfactory to the LC Agent.

         "SENIOR NOTES INDENTURE" means that certain indenture or those certain indentures, each dated on or about the Closing Date, among EOTT LLC, EOTT Finance Corp., the Subsidiary Guarantors (as defined therein), and the Indenture Trustees, pursuant to which EOTT LLC will issue the New Senior Notes.

         "STANDARD CHARTERED" has the meaning set forth in the preamble.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than 50% by such Person.

         "SYNDICATION LETTER" means the letter agreement among the Credit Parties, Standard Chartered Bank and SCTSC, dated the Closing Date, addressing certain issues regarding the syndication of the financing provided under this Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement.

         "SYNTHETIC LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a Capital Lease and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

         "TAX CODE" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

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         "TEN-DAY WAITING PERIOD" means the period of time beginning on the date that the aggregate amount of drawings on Letters of Credit during a calendar month exceeds $15,000,000 and ending on the date which is the earlier of (a) ten days from such date and (b) the date that the Term Lender Agent, as directed by the Majority Term Lenders (as defined in the Lehman Credit Agreement), gives notice to the Collateral Agent that they do or do not elect to designate such drawings in excess of $15,000,000 as a Triggering Event (as defined in the Intercreditor Agreement).

         "TERM LENDER AGENT" means Lehman Brothers Inc., as agent for the Term Lenders under the Lehman Credit Agreement.

         "TERM LENDERS" means the lenders under the Lehman Credit Agreement.

         "TERMINATION DECLARATION DATE" means the earliest to occur of (i) the date on which the LC Agent declares all Obligations to be due and payable on account of an Event of Default, (ii) the date on which the LC Agent declares a termination, reduction or restriction of any further commitment to extend credit to the Borrowers on account of an Event of Default, and (iii) the Maturity Date.

         "TERMINATION EVENT" means (i) the occurrence with respect to any ERISA Plan of (A) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (B) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (ii) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TIER I ACCOUNT DEBTOR" means a Person (i) whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P, (ii) whose commercial paper is rated A-1 by S&P or P-1 by Moody's or (iii) which is Currently Approved by the LC Agent as a Tier I Account Debtor.

         "TIER I ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery (i) to a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the LC Agent (it being understood that any Account which has been sold to SCTSC pursuant to the Receivables Purchase Agreement shall be included in "Tier I Eligible Crude/Product/Liquid Deliveries") .

         "TIER I ELIGIBLE RECEIVABLES" means each Eligible Receivable (i) from a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P or whose commercial paper is rated A-1 by S&P or P-1 by Moody's; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the LC Agent.

         "TIER II ACCOUNT DEBTOR" means a Person Currently Approved by the LC Agent as a Tier II Account Debtor.

         "TIER II ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery to a Tier II Account Debtor.

         "TIER II ELIGIBLE RECEIVABLES" means each Eligible Receivable from a Tier II Account Debtor.

         "TRIBUNAL" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "U.C.P." means the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500, or any subsequent revision thereof.

         "UNDRAWN PRODUCT PURCHASE LETTERS OF CREDIT" means, on any day, the aggregate amount of all underlying product purchase obligations supported by one or more Letters of Credit. As used herein, "underlying product purchase obligation" means all existing unpaid obligations of a Borrower to the beneficiary of such Letter of Credit in respect of crude oil, refined petroleum products or NGLs that such Borrower is obligated to purchase or receive or has then nominated to purchase or receive and such beneficiary is obligated to sell or deliver, in each case pursuant to an enforceable purchase and sale or exchange agreement. For the avoidance of doubt, any such crude oil, refined petroleum products or NGLs are excluded from Eligible Inventory and Eligible Crude/Product/Liquid Deliveries.

         "UNHEDGED ELIGIBLE INVENTORY" means Eligible Inventory other than NYMEX Hedged Eligible Inventory and Other Hedged Eligible Inventory (it being understood that any such Eligible Inventory which has been sold to SCTSC pursuant to the Crude Oil Purchase Agreement shall be included in "Unhedged Eligible Inventory").

         "WEST COAST ASSETS" means the gas processing, storage and transportation facilities at Tupnam, Kern County, California.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned by EOTT GP in any such Subsidiary that is a partnership, such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

2.       THE LETTERS OF CREDIT.

                  (a) General

                  (i) From and after the Closing Date, all reimbursement obligations in respect of the DIP Letters of Credit issued pursuant to the DIP LC Agreement shall constitute reimbursement obligations in respect of Letters of Credit issued hereunder and all DIP Letters of Credit shall be deemed to be Letters of Credit issued hereunder (and any and all fees accrued but not yet payable as of the Closing Date under the DIP LC Agreement shall be deemed accrued fees under this Agreement, and shall continue to accrue and become due and payable pursuant to the terms hereof) and shall be treated as Letters of Credit hereunder for all purposes.

                  (ii) Subject to the terms and conditions hereof and in the manner set forth in Section 2(b), the Borrowers may request LC Issuer to issue, amend or extend the expiration date of, one or more Letters of Credit; provided, however, that:

                           (1) taking such Letter of Credit into account, the aggregate LC Obligations do not at such time exceed the lesser of (A) the Maximum Commitment and (B) the Borrowing Base;

                           (2) the expiration date of such Letter of Credit is prior to the earlier of (A) 70 days after the date such Letter of Credit is to be issued, or such longer period (not to exceed 365 days) as may be approved by the Majority LC Participants and (B) the Maturity Date;

                           (3) the issuance of any Letter of Credit is in compliance with all applicable governmental restrictions, policies and guidelines and will not subject LC Issuer to any cost that is not reimbursable under Section 3;

                           (4) such Letter of Credit is (A) issued at a Borrower's application for the benefit of
                                    (i) its crude oil suppliers and other
                                    vendors related to the purchase or exchange by any Borrower of crude oil or NGLs or other business purposes, (ii) SCTSC, (iii) Enron pursuant to Section 6 of the Enron Settlement Agreement, (iv) the purchaser of any Designated Assets to secure the payment of any indemnity or holdback in connection with the sale of such Designated Assets or
                                    (v) any other party as otherwise agreed to by the LC Agent, (B) in a form and with terms as is usual and customary for letters of credit issued by LC Issuer and shall be acceptable to LC Issuer in its sole and absolute discretion and Currently Approved by the LC Agent and (C) issued on a Business Day; and

                           (5) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

         LC Issuer will honor any such request if the foregoing conditions (1) through (5) (in the following Section (b) referred to as the "LC CONDITIONS") have been met as of the date of issuance, amendment or extension of such Letter of Credit.

                  (b) Requesting Letters of Credit. The Borrower Representative shall deliver a Letter of Credit Request to the LC Issuer for any Letter of Credit at least one Business Day before the date of issuance of such Letter of Credit. Delivery of each such request to the LC Issuer, unless otherwise expressly stated therein, shall be deemed a representation and warranty by the Borrowers that the LC Conditions described in Section (a) will be met as of the date of issuance of such Letter of Credit. Each such written request for a Letter of Credit shall be made in writing in substantially the form of Exhibit A, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and the Borrower Representative). If all LC Conditions for a Letter of Credit have been met as described in Section (a) on the date requested for the issuance thereof (i) before 11:00 a.m., New York, New York time, LC Issuer will issue such Letter of Credit on such date at LC Issuer's Applicable Lending Office and (ii) on or after 11:00 a.m., New York, New York time, LC Issuer will issue such Letter of Credit on the next succeeding Business Day at LC Issuer's Applicable Lending Office. If any provisions of any Letter of Credit Request conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

                  (c)      Reimbursement and Participations

                  (i) Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrowers. Borrowers agree on a joint and several basis to pay to the Collateral Agent, for the benefit of the LC Issuer, on demand but subject to a deferral of such payment as required by Section 3.2(d) of the Intercreditor Agreement, the full amount of each Matured LC Obligation, together with interest thereon (A) at the Alternate Base Rate to and including the second Business Day after the Matured LC Obligation is incurred and (B) at the Default Rate on each day thereafter. All such funds received by the Collateral Agent from the Borrowers shall be applied in accordance with the Cash Waterfall.

                  (ii) LC Issuer irrevocably agrees to grant and hereby grants to each LC Participant, and, to induce LC Issuer to issue Letters of Credit hereunder, each LC Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such LC Participant's own account and risk an undivided interest equal to such LC Participant's Percentage Share of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder. Each LC Participant unconditionally and irrevocably agrees that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrowers in accordance with the terms of this Agreement and the related Letter of

         Credit Request (including by the application of LC Collateral), such LC Participant shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such LC Participant's Percentage Share of such Matured LC Obligation (or any portion thereof that has not been reimbursed by Borrowers). Each LC Participant's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any LC Participant to an LC Issuer pursuant to this subsection is paid by such LC Participant to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such LC Participant, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any LC Participant to an LC Issuer pursuant to this subsection is not paid by such LC Participant to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such LC Participant, on demand, interest thereon calculated from such due date at the Alternate Base Rate.

                  (iii) Whenever an LC Issuer has in accordance with subsection (ii) above received from any LC Participant payment of such LC Participant's Percentage Share of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation, or any payment of interest thereon (whether directly from the Borrowers or by application of proceeds of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such LC Participant make such payment of its Percentage Share), LC Issuer shall distribute to such LC Participant its Percentage Share of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such LC Participant shall return to LC Issuer the portion thereof that LC Issuer has previously distributed to it.

                  (iv) A written advice setting forth in reasonable detail the amounts owing under this Section, submitted by the LC Issuer to any Borrower or any LC Participant from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

                  (d) No Duty to Inquire

                  (i) LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to such draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Each Borrower releases each LC Participant from, and agrees to hold each LC Participant harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this Section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN

         PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no LC Participant shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  (ii) If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of the Borrower Representative, or if the amount of any Letter of Credit is increased at the request of the Borrower Representative, this Agreement shall be binding upon all Credit Parties with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby and, with respect to any action taken by LC Issuer, LC Issuer's correspondents or any LC Participant in accordance with such extension, increase or other modification.

                  (iii) If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrowers release each LC Participant from and agrees to hold each LC Participant harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no LC Participant shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  (e)      LC Collateral

                  (i) If, after the making of all mandatory prepayments required under Section 2(h), the outstanding LC Obligations to the LC Issuer will exceed (a) the lesser of (1) the Borrowing Base and (2) the Maximum Commitment, Borrowers will immediately pay to the Collateral Agent an amount equal to such excess. In accordance with the Intercreditor Agreement, the Collateral Agent will hold such amount as collateral security for the remaining LC Obligations held by the LC Issuer (all such amounts held as collateral security for such LC Obligations being herein collectively referred to as the "LC COLLATERAL") and the other Obligations, and such collateral may be applied from time to time in accordance with the Cash Waterfall to pay the Matured LC Obligations of the LC Issuer.

                  (ii) If the Obligations or any part thereof (a) become immediately due and payable pursuant to Section 9 or (b) remain outstanding on the Maturity Date (unless this Agreement is extended on terms acceptable to the Lender Parties), then, unless all LC

         Participants otherwise specifically elect to the contrary (which election may thereafter be retracted by such LC Participants at any time), all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrowers shall be obligated to pay to the Collateral Agent immediately an amount equal to the aggregate LC Obligations that are then outstanding, plus an additional amount acceptable to the LC Agent, to be held as LC Collateral.

                  (f)      Conditions Precedent to Extensions of Credit

                  (i) Initial Extensions of Credit. Neither any LC Participant nor the LC Issuer shall have any obligation to make the initial Extension of Credit unless the following conditions precedent have, in the determination of the LC Agent, been satisfied or waived by the LC Agent:

                  (1) Reorganization Plan. The Reorganization Plan and all amendments, modifications, revisions and restatements thereof, if any, shall have been delivered to the LC Agent and shall be in form and substance satisfactory to the LC Agent (in such form approved by the LC Agent, the "APPROVED PLAN"). Except as set forth in modification motions filed with the Bankruptcy Court and served upon and approved by the LC Agent, there shall have been no modifications, amendments, revisions or restatements of the Approved Plan. Any representation or warranty made by any DIP Credit Party in the Approved Plan shall be accurate, true, correct and complete in all material respects as of the Closing Date. All conditions precedent to the effectiveness of the Approved Plan shall have been satisfied pursuant to Article 18 of the Reorganization Plan and the Approved Plan shall have achieved substantial completion as described in
                           Section 17.1 of the Reorganization Plan.

                  (2) Confirmation Order. The Confirmation Order shall have been delivered to the LC Agent and shall be in form and substance satisfactory to the LC Agent. The Confirmation Order shall have been entered by the Bankruptcy Court, shall be a Final Order and the LC Agent shall have received evidence satisfactory to it demonstrating such fact.

                  (3) Release of Claims. All prior claims against each present and former party (other than any Credit Party or predecessor entity thereto) to the DIP LC Agreement (and their agents, representatives, affiliates, professionals, etc.) shall have been released and waived by each Credit Party, which releases and waivers shall be in form and substance satisfactory to the LC Agent in its sole discretion.

                  (4) Termination of DIP LC Agreement. The DIP LC Agreement shall have been terminated, and all amounts owing thereunder shall have been repaid in full in cash (or deemed to be accrued and outstanding under this

                           Agreement) and all DIP Letters of Credit shall be deemed to be Letters of Credit issued hereunder.

                  (5) Purchase Agreements. Each of the Purchase Agreements shall have been executed by the Borrowers and SCTSC, shall be in full force and effect and shall be in form and substance satisfactory to the LC Agent.

                  (6) Fees and Expenses. Borrowers shall have paid to the LC Agent, for the account of the LC Participants or the LC Agent, as applicable, all fees and expenses to be paid on the Closing Date.

                  (7) Credit Documents. Each of the Credit Documents shall have been duly executed and delivered by the respective Credit Parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the LC Agent. All Schedules to this Agreement and each other Credit Document shall be complete and satisfactory in form and substance to the LC Agent. Each LC Participant shall have received a fully executed copy of each such document.

                  (8) Lehman Credit Agreement. The Lehman Credit Agreement shall have been executed by each of the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the LC Agent. All the conditions precedent to extension of credit under the Lehman Credit Agreement shall have been, or concurrently be, satisfied.

                  (9) Governmental and Third-Party Approvals; Judgments, Etc. All necessary governmental and all material third-party approvals and/or consents, as the case may be, in connection with the consummation of the Reorganization Plan, the Credit Documents and the transaction contemplated therein, shall have been obtained and remain in full force and effect, subject to no unsatisfied conditions, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Reorganization Plan, any Credit Document, or any of the transactions contemplated therein. In addition, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions on the consummation or performance of this Agreement, any other Credit Document or any of the transactions contemplated therein.

                  (10) Financial Statements. To the extent not previously received, the LC Agent shall have received (A) the Initial Financial Statements certified by the chief financial officer of EOTT LLC as accurately reflecting the financial position of the Credit Parties as of the date of, and for the periods covered by, such financial statements (subject to changes resulting from normal and recurring adjustments made in conformity with GAAP) and (B) such receivables analyses as the LC Agent shall request, in each case in form and substance satisfactory to the LC Agent.

                  (11) Financial Condition. No Material Adverse Change shall have occurred since December 31, 2002. The LC Agent shall be satisfied in all respects with the projected amount of available cash, Cash Equivalents, other credit lines (on terms and conditions satisfactory to the LC Agent, other than credit extended pursuant to this Agreement, the Lehman Credit Agreement, the New Senior Notes or the Purchase Agreements) or other sources of liquidity acceptable to the LC Agent, available to the Credit Parties during each period from the Closing Date through the Maturity Date.

                  (12) Disclosure Schedule; Closing Date Certificate. Not less than five (5) Business Days prior to the Closing Date, the LC Agent shall have received the Disclosure Schedule, which shall be satisfactory in form and substance to the LC Agent in its sole discretion. In addition, the LC Agent shall have received a certificate of an executive officer of EOTT LLC attaching thereto, and (A) certifying that as of the Closing Date such projections, business plans, budgets and statements are their best estimate of such matters: (1) financial projections regarding the Credit Parties in form and substance satisfactory to the LC Agent in its sole and absolute discretion for the period commencing January 1, 2003 and ending September 30, 2004 (collectively, the "POST-CONFIRMATION PROJECTIONS") with respect to which the LC Agent shall be satisfied with the accounting practices and procedures utilized by the Credit Parties in connection with such Post-Confirmation Projections, (2) a business and financial plan for EOTT LLC (in form and detail satisfactory to the LC Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for Fiscal Years 2003 and 2004, (a) monthly balance sheets, income statements and statements of cash flows for the following year, including the availability projections and plans for personnel, capital expenditures and facilities, and
                           (b) a statement of the material assumptions on which such plan is based (collectively, the "BUSINESS PLAN"), (3) the initial Cash Budget, which shall be in form and substance satisfactory to the LC Agent, and (4) a statement (which may be unaudited) in detail satisfactory to the LC Agent of changes to the financial statements of EOTT LLC and its Consolidated Subsidiaries anticipated to result from the application of "fresh start" accounting that have been reflected in the Post-Confirmation Projections, which shall be satisfactory to the LC Agent, and (B) certifying as true and correct as of the Closing Date, (1) the Security Schedule, setting forth the Security Documents, which schedule shall be satisfactory to the LC Agent, (2) the Disclosure Schedule referred to in the first sentence of this
                           Section 2(f)(i)(12) and (3) a schedule of all DIP Letters of Credit outstanding as of the Closing Date, showing the undrawn face amount, the beneficiary, the termination date and the amount of any accrued and unpaid interest or fees thereon under the DIP LC Agreement, subject to confirmation by the LC Agent.

                  (13) Solvency Certificate. The LC Participants shall have received an officer's certificate of EOTT LLC dated as of the Closing Date as to the solvency of each of the Credit Parties following the consummation of the transactions contemplated herein, in form and substance satisfactory to the LC Agent.

                  (14) Licenses, Etc. All franchises, licenses, permits, certifications, accreditation and other rights, consents and approvals which are necessary for the operations of the Credit Parties' respective business (after giving effect to the transactions contemplated hereby) shall have been obtained and shall be in full force and effect, and all necessary applications for renewals pertaining thereto shall have been submitted to the proper issuing governmental authority or Tribunal.

                  (15) Labor and Employee Agreements. All labor and related employee agreements and liabilities, and all pension and other employee benefit plans and liabilities of the Credit Parties, after giving effect to the Reorganization Plan, shall be satisfactory to the LC Agent.

                  (16) Reorganization of Corporate Structure. The LC Agent shall have received evidence which shall be satisfactory to the LC Agent that (A) EOTT LLC shall have been formed as a limited liability company under Delaware state law, (B) all necessary action shall have been taken by EOTT MLP to transfer all of its equity interest in EOTT GP to EOTT LLC and (C) all necessary action shall have been taken to authorize and issue the New GP Interest to EOTT GP and the New LP Interest to EOTT LLC.

                  (17) Documentation Regarding New Senior Notes. The Old Senior Notes shall have been cancelled in accordance with the terms and conditions of the Reorganization Plan. The Senior Notes Indenture shall have been executed by the respective parties thereto, substantially in the form delivered to the LC Agent prior to the date hereof, with only such changes as shall be acceptable to the LC Agent, and each of the representations, covenants, events of default (and any remedies arising as a result thereof) and other provisions shall as determined by the LC Agent be substantially identical to those contained in the indenture and the other documents evidencing or relating to the Old Senior Notes, or otherwise acceptable to the LC Agent.

                  (18) Equity Structure and Corporate Governance. All aspects of the equity ownership and corporate and operational governance of the Credit Parties (including the composition of each Credit Party's respective Governing Body and other management and the terms of any management agreements), to the extent not expressly set forth in the Reorganization

                           Plan or referred to in clause (16) of this Section 2(f), shall be satisfactory to the LC Agent. In addition, LC Agent shall have been provided with true and correct copies of all documents with respect to the Credit Parties' existing or proposed capital structure (both debt and equity or other interests) and shall be satisfied with the terms and provisions thereof.

                  (19) Certified Copy of Organizational Documents. The LC Agent shall have received from each of the Credit Parties a copy, certified by a duly authorized officer of such Person to be true and complete as of the Closing Date, of each of its Organizational Documents as in effect on such date.

                  (20) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Credit Parties of this Agreement and the other Credit Documents to which it is or is to become a party, and the transactions contemplated therein shall have been duly and effectively taken, and evidence thereof satisfactory to the LC Agent shall have been provided to the LC Agent.

                  (21) Incumbency Certificate. The LC Agent shall have received from each of the Credit Parties an incumbency certificate, dated as of the Closing Date, certified by a duly authorized officer of such Credit Party, and giving the name and bearing a specimen signature of each individual who shall be authorized:
                           (A) to sign, in the name and on behalf of the each such Credit Party each of the Credit Documents to which such Person is or is to become a party, (B) in the case of the Borrower Representative, to apply for Letters of Credit, and (C) to give notices and to take other action on its behalf under the Credit Documents.

                  (22) Insurance. The LC Agent shall have received (A) a certificate of insurance from an independent insurance broker acceptable to the LC Agent, dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (B) a detailed schedule describing all insurance coverage maintained by or for any Credit Party together with copies of the underlying policies, each of (A) and (B) in form and substance satisfactory to the LC Agent.

                  (23) Opinions of Counsel. Each of the LC Participants and the LC Agent shall have received a favorable opinion addressed to the LC Participants and the LC Agent, dated as of the Closing Date, in form and substance satisfactory to the LC Participants and the LC Agent, from counsel to the Credit Parties.

                  (24) Security Interests in Personal and Mixed Property. The Collateral Agent shall have received evidence satisfactory to it that each Credit Party shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (C) and (D) below) that may be necessary or, in the opinion of the Collateral Agent, desirable in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties a valid and (upon such filing and recording) perfected first-priority Lien in the Collateral. Such actions shall include, without limitation, the following:

                           (A) Schedules to Credit Documents. Delivery to Collateral Agent of accurate and complete schedules to all of the applicable Credit Documents.

                           (B) Instruments. Delivery to Collateral Agent all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to the Collateral Agent) evidencing any Collateral.

                           (C) UCC Termination Statements. Delivery to the Collateral Agent of UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary in the determination of the Collateral Agent to terminate any effective UCC financing statements or fixture filings (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                           (D) UCC Financing Statements. Delivery to the Collateral Agent of UCC financing statements and, where appropriate, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing by the Closing Date in all jurisdictions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests created in such Collateral pursuant to the Credit Documents.

                           (E) PTO Cover Sheets, Etc. Delivery to the Collateral Agent of all cover sheets and other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral.

                           (F) Certificates of Title, Etc. If requested by the Collateral Agent, delivery to the Collateral Agent of certificates of title with respect to all motor vehicles and the taking of all actions necessary to cause the Collateral Agent to be noted as lienholder thereon or otherwise necessary to perfect the first-priority Lien granted to Collateral Agent on behalf of the Secured Parties in such motor vehicles.

                           (G)      Control Agreements. Delivery to the
                                    Collateral Agent of such control agreements with such financial institutions and other Persons in order to perfect Liens in respect of the Authorized Accounts, securities accounts, if any, and other Collateral pursuant to the Credit Documents.

                  (25) Security Interests in Real Property. The Collateral Agent shall have received from all applicable Credit
                           Parties:

                           (A)      Mortgages, Deeds of Trust, Etc. All
                                    mortgages, deeds of trust and any other
                                    Security Documents, including any fixture filings, relating to the Collateral Agent's first-priority Lien in real property Collateral, duly executed and notarized by each applicable Credit Party with respect to such Collateral of such Credit Party, for filing by the Closing Date in all jurisdictions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests or liens created in such Collateral pursuant to the Credit Documents.

                           (B) Opinions of Local Counsel. Delivery to the Collateral Agent of an opinion of counsel (which counsel shall be satisfactory to the Collateral Agent and the LC Agent) under the laws of each jurisdiction in which any Credit Party or any real property Collateral is located with respect to the creation and perfection of the security interests in favor of the Collateral Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as the Collateral Agent and/or the LC Agent may request, in each case in form and substance satisfactory to such Person.

                  (26) Outstanding Indebtedness. The Indebtedness of the Borrowers and Guarantors existing on the Closing Date set forth on the Disclosure Schedule shall be satisfactory in all respects to the LC Agent.

                  (27) No Litigation. No litigation, investigation or inquiry by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any of the transactions contemplated hereby or any documentation executed in connection herewith, or with respect to any material debt of the Borrowers or the Guarantors which is to remain outstanding after the Closing Date, or which the LC Agent shall determine could cause a Material Adverse Change.

                  (28) DIP LC Agreement. No Default or Event of Default (as such terms are defined in the DIP LC Agreement) shall have occurred or be continuing.

                  (29) Enron Settlement Agreement. The performance of all actions required to consummate the Enron Settlement Agreement (including the payment of any amounts due the Enron Parties under the Enron Settlement Agreement, the execution of any required documents, and the delivery of any required instruments or other documents) shall have occurred to the satisfaction of the LC Agent.

                  (30) Appraisals for Eligible Assets. Delivery, on or before the Closing Date, to the LC Agent of all final appraisals conducted by an appraiser selected by the LC Agent, in form and substance satisfactory to the LC Agent, of the Eligible Fixed Assets.

                  (31) Environmental and Hazardous Waste Assessments. Delivery to the LC Agent any and all non-confidential environmental and hazardous waste site assessments, reports or analyses that have been obtained on or before the Closing Date (including, without limitation, any drafts thereof to the extent not yet completed), covering any real property presently or formerly owned, operated or leased by the Credit Parties and any other real property in respect of which the Credit Parties may have material liability, whether contingent or otherwise, relating to the presence of Hazardous Substances or noncompliance with Environmental Laws, together with such information as the LC Agent may request with respect to any such assessment, report or analyses ongoing as of the Closing Date, to the extent requested by the LC Agent.

                  (32) PBGC. All claims against any Credit Party with respect to the alleged joint and several liability of EOTT GP for underfunded benefits liabilities upon the termination of the benefit pension plan known as the "Enron Corp. Cash Balance Plan", shall have been resolved to the satisfaction of the LC Agent.

                  (33) Big Warrior Settlement. An order of the Bankruptcy Court shall have been entered approving the Big Warrior Settlement, and such order shall be a Final Order.

                  (34) Texas-New Mexico Pipeline Cases. Progress satisfactory to the LC Agent shall have been made with respect to litigation (A) over alleged indemnification liability of EOTT Pipeline to the Texas-New Mexico Pipeline Company ("TEX-NEW MEX CO.") with respect to environmental claims against Tex-New Mex Co., and (B) over any alleged liability of EOTT Pipeline under any of John H. Roam, et al. vs. Texas-New Mexico Pipe Line Company and EOTT Energy Pipeline Limited Partnership, Cause No. CV43296, District Court of Midland County, Texas, 238th Judicial District; Jerry W. Holmes and Barbara I. Holmes vs. EOTT Energy Pipeline Limited Partnership and Texas-New Mexico Pipe Line Company, Cause No. CV438000, District Court of Midland County, Texas, 385th Judicial District; Jimmie B. Cooper and Shryl
                           S. Cooper vs. Texas-New Mexico Pipe Line Company, Inc., EOTT Energy Pipeline Limited Partnership and Amerada Hess Corporation, Case No. CIV 01-

                           1321 M/JHG, United States District Court for the District of New Mexico; Bernard Lankford and Bette Lankford vs. Texas-New Mexico Pipe Line Company, TXNMX and EOTT Energy Pipeline Limited Partnership, Cause No. CV11176, County Court at Law of Midland County, Texas; Richard D. Warden and Nancy J. Warden vs. EOTT Energy Pipeline Limited Partnership and EOTT Energy Corp., Case No. CIV-02-370 L, United States District Court for the Western District of Oklahoma; Jimmie T. Cooper and Betty P. Cooper vs. Texas-New Mexico Pipe Line Company, Inc., EOTT Energy Pipeline Limited Partnership, and EOTT Energy Corp., Case No. D-0101-CV-2002-02122, 1st Judicial District Court, Santa Fe County, New Mexico.

                  (ii) Extensions of Credit. In addition to the foregoing, the LC Issuer shall have no obligation to make any Extension of Credit (including the initial Extension of Credit on the Closing Date) unless the following conditions precedent have been satisfied:

                  (1) Representations True; No Event of Default. Each of the representations and warranties of any of the Credit Parties contained in this Agreement, the other Credit Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the time which they were made and shall also be true at and as of the time of the making of such Extension of Credit, with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date), no Default or Event of Default shall have occurred and be continuing or would result from the making of such Extension of Credit, and no Ten-Day Waiting Period shall be continuing.

                  (2) Letter of Credit Request. All LC Conditions described in Section 2(a), and all other requirements of
                           Section 2(b), shall be satisfied.

                  (3) No Material Adverse Change. No Material Adverse Change shall have occurred.

                  (4) No Legal Impediment. No change shall have occurred in any Law or regulations thereunder or interpretations thereof that, in the opinion of any LC Participant, would make it illegal for such LC Participant to participate in the issuance, extension or renewal of such Letter of Credit, or in the opinion of the LC Issuer would make it illegal for such LC Issuer to issue, extend of renew such Letter of Credit.

                  (5) Governmental Regulation. Each LC Participant shall have received such statements in form and substance satisfactory to such LC Participant as such LC Participant shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

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

                  (6) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Credit Documents and all other documents incident thereto shall be satisfactory in form and substance to the LC Participants, the LC Agent and the LC Agent's Special Counsel, and the LC Participants, the LC Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the LC Agent shall reasonably request.

                  (7) Payment of Fees. The Borrowers shall have paid to the LC Agent all fees, expenses and other amounts due and owing, on the date of the issuance, extension or renewal of any Letter of Credit.

                  Each request by the Borrower Representative for, and the acceptance by the Borrowers of, an Extension of Credit shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in (1)-(7) above have been and remain satisfied as of the date of such representation and warranty and the date of such Extension of Credit.

                  (g) Use of Proceeds

                  (i) Borrowers shall use all Letters of Credit solely for the purposes specified in Section 2(a)(ii)(4).

                  (ii) In no event shall any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes, (A) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (B) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. The Borrowers represent and warrant that no Borrower is engaged principally in, or has as one of any Borrower's important activities, the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

                  (h)      Mandatory Prepayments

                  (i) The Borrowers shall ensure that at no time will the aggregate LC Obligations exceed the Borrowing Base as calculated as of any day during the Commitment Period, which amount as so calculated may differ from the amount of the Borrowing Base reflected in the most recently delivered Borrowing Base Report. If at any time aggregate LC Obligations exceed the lesser of (A) the Borrowing Base at such time (whether due to a reduction in the Borrowing Base in accordance with this Agreement, or otherwise), or (B) the Maximum Commitment at such time, the Borrowers shall pay to the Collateral Agent, an amount at least equal to such excess to be applied in accordance with the Cash Waterfall.

                  (ii) If at any time any Credit Party or any Subsidiary of any Credit Party shall receive or be entitled to receive any proceeds with respect to any sale or issuance by such

         Person of (A) any Indebtedness not permitted by Section 7(a) or (B) any additional equity (other than as described in clause (b) of the definition of Permitted Capital Expenditures), the Borrowers shall pay to the Collateral Agent, an amount equal to such proceeds to be applied in accordance with the Cash Waterfall.

                  (iii) Any amounts prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment.

                  (i) Application of Payments made to LC Agent. Subject to the provisions of the Intercreditor Agreement, funds received by the LC Agent in accordance with the Cash Waterfall shall be applied as follows:

                  (1)      first, to pay expenses incurred by the LC Agent;

                  (2) second, to pay fees and other amounts (other than principal) then due and payable under this Agreement;

                  (3)      third, to the LC Issuer to pay Matured LC
                           Obligations; and

                  (4) fourth, to cash collateralize any Letters of Credit in an amount up to 105% of the Maximum Drawing Amount.

         If any LC Participant owes payments to LC Issuer for the purchase of a participation under Section 2(c) or to the LC Agent hereunder, any amounts otherwise distributable under this Section to such LC Participant shall be deemed to belong to LC Issuer or the LC Agent, respectively, to the extent of such unpaid payments, and the LC Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such LC Participant.

                  (j) Voluntary Reduction of Maximum Commitment Amount; Interest Rates and Fees

                  (i) The Borrowers shall have the right from time to time to reduce permanently the Maximum Commitment; provided, however, that
         (A) notice of such reduction is given not less than ten (10) Business Days prior to such reduction, (B) the resulting Maximum Commitment is not less than the aggregate LC Obligations at the time of such reduction and (C) each partial reduction shall be in an amount at least equal to $5,000,000 and in multiples of $1,000,000 in excess thereof.

                  (ii) Upon the occurrence and during the continuance of a Default or Event of Default, all Obligations shall bear interest on each day outstanding at the Default Rate.

                  (iii) Commitment Fee. In consideration of each LC Participant's commitment to participate in the LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder, the Borrowers jointly and severally agree to pay to the LC Agent, for the pro rata account of each LC Participant in accordance with its respective Percentage Share a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day multiplied by the unused portion of such LC Participant's Percentage Share of the unused portion of the Maximum Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the Maximum Commitment at the end of such day the aggregate LC Obligations. This commitment fee shall be due and payable in arrears on each Monthly Payment Date and at the end of the Commitment Period.

                  (iv) Letter of Credit Fee. In consideration of LC Issuer's issuance of any Letter of Credit, the Borrowers jointly and severally agree to pay to the LC Agent, for the pro rata account of each LC Participant in accordance with its respective Percentage Share, the Letter of Credit Fee, payable monthly in arrears on each Monthly Payment Date that any Letter of Credit is outstanding, and on the Monthly Payment Date immediately following the expiration date of each Letter of Credit for the immediately preceding month or portion thereof. If the LC Agent, in contravention of the terms of this Agreement, receives any amount in excess of the Letter of Credit Fee required to be paid by the Borrowers, the LC Agent shall promptly deposit such excess amount into the Collection Account (as defined in the Intercreditor Agreement). If, however, the LC Agent receives an amount less than the Letter of Credit Fee required to be paid by the Borrowers (the "DEFICIENCY"), the Borrowers shall promptly pay the Deficiency to the LC Agent for the account of all LC Participants in accordance with their respective Percentage Shares.

                  (v) Letter of Credit Fronting Fee. In consideration of LC Issuer's issuance of any Letter of Credit, the Borrowers jointly and severally agree to pay to the LC Issuer for its own account, (A) upon issuance, a letter of credit fronting fee equal to the greater of (1) an amount equal to 0.25% per annum times the face amount of such Letter of Credit and (2) $250, and (B) a minimum administrative issuance fee and such other fees and charges customarily charged by LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

                  (vi) Arrangement Fee. In addition to all other amounts due to the LC Agent under the Credit Documents, the Borrowers jointly and severally agree to pay to the LC Agent, for its own account, an arrangement fee, payable monthly in arrears on each Monthly Payment Date with respect to the immediately preceding month (or portion thereof) in an amount equal to (1) one percent (1%) per annum multiplied by (2) the Average Daily Maximum Commitment Amount for such month (or portion thereof). For purposes of this Section 2(j), the "AVERAGE DAILY MAXIMUM COMMITMENT AMOUNT" for any month (or portion thereof) shall equal the quotient of (A) the sum of the Maximum Commitment as it exists at 5:00 p.m. New York time, for each day in such month divided by (B) the total number of days in such month. (or portion thereof).

                  (vii) Facility Fee. The Borrowers jointly and severally agree to pay to the LC Agent a facility fee in the amount of $1,250,000 (the "FACILITY FEE") which fee shall be fully earned by the LC Agent as of the Closing Date and shall be paid on the Closing Date for the account of the LC Agent.

                  (viii) Change in Control Fee. The Borrowers jointly and severally agree to pay to the LC Agent a Change in Control Fee in the amount of $250,000, for its own account, upon (1) a Change in Control or (2) the disposal by the holders of the Old Senior Notes of 50% of the equity interests such holders own, as of the Closing Date, in the membership interests of EOTT LLC.

                  (ix) Reduction Fee. The Borrowers jointly and severally agree to pay to the LC Agent a reduction fee in the amount of $2,500,000 (the "REDUCTION FEE") for its own account on the date that is the earlier of (1) twelve (12) months from the Closing Date and (2) March 29, 2004, in the event that the sum of (A) the Maximum Commitment, (B) the "Maximum Commitment" (as defined in the Crude Oil Purchase Agreement) and (C) the "Maximum Commitment" (as defined in the Receivables Purchase Agreement) shall not have been permanently reduced to an amount equal to or less than $200,000,000 on or prior to such date.

3.       PAYMENTS TO LC PARTICIPANTS.

                  (a) General Procedures. The Credit Parties will make each payment that they owe under the Credit Documents (other than fees payable to the Lender Parties on the Closing Date) to the Collateral Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, without set-off, deduction or counterclaim and in immediately available funds. Each such payment must be received by the Collateral Agent not later than noon, New York, New York time, on the date such payment becomes due and payable. Any payment received by the Collateral Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal, past due interest, fees or expenses, interest shall accrue and be payable thereon for the period of such extension in the Credit Document under which such payment is due. Each payment under a Credit Document shall be due and payable at the place provided therein. The Collateral Agent shall distribute all money so collected or received in accordance with the Cash Waterfall.

                  (b) Payment Obligations Absolute. Notwithstanding any payment by the Credit Parties to the Collateral Agent pursuant to Section 3(a), nothing contained in this Agreement is intended to or shall (i) impair, as among the Credit Parties and the Lender Parties, the obligation of the Credit Parties, which is absolute and unconditional, to pay to the Lender Parties any Obligations payable by the Credit Parties under or this Agreement or any other Credit Document as and when the same shall become due and payable in accordance with their respective terms, or (ii) prevent the Lender Parties from exercising all remedies otherwise permitted by applicable law upon default under this Agreement or any other Credit Document, subject to the Intercreditor Agreement.

                  (c) Capital Reimbursement. If any Lender Party shall determine that the adoption, effectiveness, phase-in or applicability after the date hereof of any Law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof, or compliance by a Lender Party with any guideline, request or directive regarding capital adequacy (whether or not having the force of Law) of any such Tribunal, has or would have the effect of reducing the rate or return on the capital of such Lender Party or any Person controlling such Lender Party as a consequence of, or with reference to such Lender Party's Letters of Credit or participations therein or other obligations hereunder to a level below which such Lender Party or such controlling Person could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender Party or such controlling Person with regard to such capital adequacy), then from time to time within five Business Days after notice to the Borrower Representative from such Lender Party of a written statement (with a copy to the LC Agent) setting forth in reasonable detail the basis of the calculation of such compensation and reimbursement, which statement shall be conclusive and binding upon all parties hereto absent manifest error and which shall be delivered to the Borrower Representative as soon as practicable after such Lender Party becomes aware of the fact giving rise thereto, the Borrowers shall pay to such Lender Party such additional amount or amounts as will compensate such Lender Party or such controlling Person on an after-tax basis for such reduction.

                  (d) Increased Cost of Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

                  (i) shall change the basis of taxation of payments to any Lender Party of any principal, interest or other amounts attributable to any Letter of Credit or otherwise due under this Agreement in respect of any Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

                  (ii) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Letter of Credit or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

                  (iii) shall impose on any Lender Party any other condition affecting any Letter of Credit, the result of which is to increase the cost to any Lender Party of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any Letter of Credit by an amount deemed by any Lender Party to be material, then such Lender Party shall promptly notify the LC Agent and the Borrower Representative in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to the LC Agent for the account of such Lender Party.

                  (e) Notice; Change of Applicable Lending Office. A Lender Party shall notify the Borrower Representative of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Sections 3(a), (c), or (d) as promptly as practicable, but in any event within 90 days after such Lender Party obtains actual knowledge thereof; provided, however, that (i) if such Lender Party fails to give such notice within 90 days

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

after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to Sections 3(a), (c), or (d) in respect of any costs or compensation resulting from such event, only be entitled to payment under Sections 3(a), (c), or (d) for costs or compensation incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole determination of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located outside the United States of America. Each Lender Party will furnish to the Borrower Representative a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Sections 3(a), (c), or (d).

                  (f) Availability. If any change in applicable Laws, or in the interpretation or administration thereof, of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for such Lender Party to issue or participate in Letters of Credit, then, upon notice by such Lender Party to the Borrower Representative and such Lender Party, Borrowers' right to obtain Letters of Credit shall be suspended to the extent and for the duration of such illegality, impracticability or restriction. The Borrowers agree to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages that may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (g) Reimbursable Taxes. Borrowers covenant and agree that:

                  (i) Borrowers will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES" in this Section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (ii) All payments on account of the principal of, and interest on, each Lender Party's Letters of Credit, and all other amounts payable by Borrowers to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrowers. In the event of Borrowers being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrowers shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrowers shall make any deduction or withholding as aforesaid, Borrowers shall within

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

         60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

                  (iii) Notwithstanding the foregoing provisions of this Section, Borrowers shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than Lender Party (A) who is a U.S. person for Federal income tax purposes or (B) who has the Prescribed Forms on file with the LC Agent (with copies provided to the Borrower Representative) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms; provided, however, that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the LC Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this Section, "PRESCRIBED FORMS" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of
         (i) an income tax treaty between the United States and the country of residence of such Lender Party providing the forms or statements, (ii) the Tax Code or (iii) any applicable rules or regulations thereunder, permit Borrowers to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

4.       OTHER ACTIONS OF CREDIT PARTIES.

(a) Each Credit Party shall at any time and from time to time take such steps as the LC Agent may request for the Collateral Agent to (i) obtain an acknowledgment, in form and substance satisfactory to the Collateral Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Collateral Agent, (ii) obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 of the UCC with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Collateral Agent, and (iii) otherwise insure the continued perfection and priority of the Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein.

(b) Each Credit Party shall at any time and from time to time take such steps as the Collateral Agent may request with respect to the creation and perfection of valid, enforceable, first priority mortgage Liens on and/or security interests in any real property or fixtures included in the Collateral owned or leased by such Credit Party, including, without limitation, (i) the execution, delivery, acknowledgement, filing and recordation of such mortgages, deeds of trust, fixture filings and similar instruments as the Collateral Agent

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

         deems necessary or desirable to the granting of a valid, enforceable first priority mortgage Lien on any such property or fixtures and (ii) the delivery of such mortgagee's title insurance (other than with respect to the real property underlying pipelines, to the extent not typically obtained by lenders taking a lien in similar assets), title opinions and other legal opinions as the Collateral Agent deems necessary or desirable to better confirm the granting to the Collateral Agent by the applicable Credit Party of such Lien on such Credit Party's real property or fixtures included in the Collateral owned or leased by such Credit Party.

(c) Nothing contained in this Agreement shall be construed to narrow the scope of the Collateral Agent's security interests in or liens on any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Collateral Agent.

5. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby makes the following representations and warranties, each of which is a continuing representation and warranty, the continuing truth and accuracy of each of such representations and warranties being a continuing condition of financing of Borrowers by the LC Issuer:

(a) Such Credit Party is duly organized, formed or incorporated and validly existing under the Laws of its jurisdiction of organization or incorporation, having all powers required to carry on its business. Such Credit Party has the partnership, corporate or limited liability company, as applicable, power to execute, deliver and perform the terms and provisions of this Agreement and the other Credit Documents. Such Credit Party has taken or caused to be taken all necessary partnership, corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Agreement and the other Credit Documents. Each Borrower is duly authorized to borrow funds hereunder.

(b) Such Credit Party is duly qualified, in good standing and authorized to do business in the jurisdictions in the United States identified in
         Section 5(b) of the Disclosure Schedule. Such jurisdictions comprise all jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of business transacted by it makes such qualification necessary, except to the extent that such non-qualification, lack of good standing or non-authorization could not result in a Material Adverse Change. Such Credit Party has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures necessary, except for such actions which if not taken, could not result in a Material Adverse Change.

(c) This Agreement and the other Credit Documents constitute and will constitute legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

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

(d) Except as set forth in Section 5(d) of the Disclosure Schedule, such Credit Party is in compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority or Tribunal relating to its business as presently conducted or contemplated and relating to all real estate formerly or presently owned, operated or leased by any Credit Party, including, without limitation, all permits, licensing and approval requirements; ERISA; the Tax Code; all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law, or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent that any such non-compliance (alone or in the aggregate with other such instances of non-compliance) could not result in a Material Adverse Change.

(e) No action of, or filing with, any governmental or public body or authority (other than, as of the Closing Date, the filing or recording of such UCC financing statements, mortgages, deeds of trust, fixture filings and other documents evidencing security interests and Liens in favor of the Collateral Agent as have been delivered, in form and substance satisfactory, to the LC Agent on or prior to the Closing
         Date) is required in connection with the execution, delivery and performance of this Agreement, the other Credit Documents or any of the instruments or documents to be delivered pursuant hereto or thereto.

(f) The execution and delivery by such Credit Party of the Credit Documents to which it is a party, the performance by such Credit Party of its obligations under such Credit Documents and the consummation of the transactions contemplated by the various Credit Documents do not and will not (i) except as set forth in Section 5(f) of the Disclosure Schedule, conflict with any provision of (1) any Law, or (2) the Organizational Documents of such Credit Party, (ii) conflict with the terms of or result in a breach or default under any material contract, indenture, lease, license or other agreement to which such Credit Party is party or (iii) result in or require the creation of any Lien upon any assets or properties of such Credit Party or any of its Affiliates, except as expressly contemplated in the Credit Documents. Except as expressly contemplated in the Credit Documents, no permit, consent, approval, authorization or order of and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by such Credit Party of any Credit Document or to consummate any transactions contemplated by the Credit Documents, other than consents, approvals, authorizations or orders that have been obtained or notices given or filings made prior to the date hereof.

(g) Such Credit Party's place of incorporation, organization or formation, as applicable, is the State of Delaware, and its principal place of business and chief executive office, where its records are maintained are disclosed on the signature page hereto. Except as set forth in
         Section 5(g) of the Disclosure Schedule, such Credit Party does not use any trade styles, trade names or fictitious partnership names.

(h) All filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions have been taken that are necessary or advisable (other than, as of the Closing Date, the filing or recording of such UCC financing statements, mortgages, deeds of trust, fixture filings and other documents evidencing security interests and Liens in favor of the Collateral Agent as have been delivered, in form and substance satisfactory, to the LC Agent on or prior to the Closing Date) under applicable law, to establish and perfect the Collateral Agent's first-priority security interest in and Liens on the Collateral. The Collateral and the Collateral Agent's rights with respect to the Collateral are not subject to any set-off, claims, recoupment, withholdings or other defenses. The Credit Parties are the owners of the Collateral, free from any lien, security interest, encumbrance or any other claim of demand except for Permitted Liens.

(i) After giving effect to the transactions contemplated by this Agreement and the other Credit Documents, there does not exist at the date hereof any condition or event which constitutes a Default hereunder or which after notice or lapse of time, or both, would constitute such a Default hereunder.

(j) Except as set forth in Section 5(j) of the Disclosure Schedule, (a) no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects,
         (b) no ERISA Affiliate is required to contribute to, or has any other absolute or contingent Liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA, and (c) no "accumulated funding deficiency" (as defined in Section 412(a) of the Tax Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate and (d) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits.

(k)      Except as set forth in Section 5(k) of the Disclosure Schedule:

                  (i) No notice, notification, demand, request for information, citation, summons, order, notice of violation, or notice of noncompliance, has been issued, no complaint, consent order or consent decree has been filed, no fine or penalty has been assessed and no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following: (A) any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials, either by any Credit Party or on any property owned by such Credit Party, (B) any remedial action that might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal or Release, (C) any alleged failure by any Credit Party to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal or Release, or (D) the failure of any Credit Party to comply in any manner and to any extent with any Environmental Law.

                  (ii) No Credit Party has any known material contingent Liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials at any location.

                  (iii) No Credit Party has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned, operated or leased by any Credit Party.

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

                  (iv)     Each Credit Party represents and warrants that:

                  (1) no PCBs are or have been present at any properties now or previously owned, operated or leased by any Credit Party;

                  (2) no asbestos is or has been present at any properties now or previously owned, operated or leased by any Credit Party;

                  (3) there are no underground storage tanks for Hazardous Materials, active or abandoned, at any properties now or previously owned, operated or leased by any Credit Party; and

                  (4) no Hazardous Materials have been Released at, on or under or are migrating from or to any properties now or previously owned, operated or leased by any Credit Party.

                  (v) No Credit Party has transported or arranged for the transportation of any Hazardous Material to any location listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations, other than as could not, alone or in the aggregate, result in a Material Adverse Change.

                  (vi) Any Hazardous Substances that have been generated by any Credit Party business or at any properties presently or formerly owned, operated or leased by any Credit Party have, if required pursuant to applicable Environmental Laws, been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Credit Parties' knowledge, operating in compliance with such permits and applicable Environmental Laws, other than as could not, alone or in the aggregate, result in a Material Adverse Change.

                  (vii) No property now or previously owned, operated or leased by any Credit Party is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA, in CERCLIS, nor on any similar state list of sites requiring investigation or clean-up, other than as could not, alone or in the aggregate, result in a Material Adverse Change.

                  (viii) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Credit Party, and no governmental actions of which any Credit Party is aware have been taken or are in process that could subject any of such properties to such Liens; nor would any Credit Party be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it or in any deed to such properties, other than as could not, alone or in the aggregate, result in a Material Adverse Change.

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

                  (ix) All environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession or control of such Credit Party in relation to any properties or facility now or previously owned or leased by such Credit Party are available for inspection by the LC Agent or the Collateral Agent at the Borrower Representative's offices or facilities.

                  (x) None of the Credit Parties or any real property is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Tribunal or governmental authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of or as a condition to the transactions set forth herein and contemplated hereby.

(l) No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law which regulates the incurring by such Credit Party of indebtedness, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Such Credit Party is not subject to regulation under the Federal Power Act that would violate, result in a default under or prohibit the effectiveness or the performance of any of the provisions of the Credit Documents.

(m) This Agreement is a "Credit Facility" for purposes of the Senior Notes Indenture, as defined therein. Neither the execution of any Credit Document executed in connection therewith, nor the issuance of Letters of Credit hereunder or the consummation of any other transaction contemplated by any of the foregoing is prohibited by, or conflicts with the terms of the Senior Notes Indenture; and furthermore, none of the execution, issuance, extension or consummation requires EOTT LLC to make any provision for the granting of any Lien in favor of the holders of the notes issued under the New Senior Notes.

(n) None of the following securities is evidenced by a certificate: (i) the limited partner interest of EOTT LLC in EOTT OLP; (ii) the membership interest of EOTT LLC in EOTT GP; (iii) the limited partner interest of EOTT OLP in any of EOTT Canada, EOTT Liquids or EOTT Pipeline; or (iv) the general partner interest of EOTT GP in any of EOTT OLP, EOTT Canada, EOTT Liquids or EOTT Pipelines.

(o) No Credit Party is in default in the performance of any of the covenants and agreements contained in any Credit Document. No event has occurred and is continuing that constitutes a Default.

(p) The Initial Financial Statements, taken as a whole, fairly present EOTT MLP's Consolidated financial position at the date thereof, the Consolidated results of EOTT MLP's operations for the periods thereof and Consolidated cash flows for the periods thereof. The Initial Financial Statements were prepared in accordance with GAAP.

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

(q) Other than as set forth in Section 5(q) of the Disclosure Schedule, no Credit Party has any outstanding Liabilities of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments) which are, in the aggregate, material to such Credit Party or material with respect to EOTT LLC's Consolidated financial condition.

(r) Other than as set forth in Section 5(r) of the Disclosure Schedule, no Credit Party is subject to or restricted by any franchise, contract, deed, Organizational Document, restriction or other instrument or restriction that could cause a Material Adverse Change.

(s) No certificate, statement or other information delivered herewith or heretofore by any Credit Party to the LC Agent or to any LC Participant in connection with this Agreement or any other Credit Document or in connection with any transaction contemplated herein or therein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Credit Party to the LC Agent or to any LC Participant in connection with this Agreement or any other Credit Document, or the transactions contemplated hereby or thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Credit Party that has not been disclosed to the LC Agent that could cause a Material Adverse Change.

(t) Other than as set forth in Section 5(t) of the Disclosure Schedule, (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of any Credit Party threatened, against any Credit Party or affecting any Collateral (including, without limitation, any that challenge or otherwise pertain to any Credit Party's title to any Collateral) before any Tribunal and
         (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Credit Party or any Credit Party's stockholders, partners, directors or officers or affecting any Collateral, that in either case could result in a Material Adverse Change.

(u) Since December 31, 2002, neither the business nor the properties of any Credit Party has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance).

(v) Neither EOTT LLC nor any Credit Party presently has any Subsidiary or owns any capital stock in any other corporation or association except those listed in Section 5(v) of the Disclosure Schedule. No Credit Party is a member or partner of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in Section 5(v) of the Disclosure Schedule. Each of the Credit Parties owns, directly or indirectly, the entire equity interest in each of its Subsidiaries listed in Section 5(v) of the Disclosure Schedule.

(w) (i) EOTT LLC and its Subsidiaries on a Consolidated basis is solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and

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

         the absolute and contingent Liabilities of EOTT LLC and its Subsidiaries on a Consolidated basis, including the Obligations, will not exceed the fair market value of the assets of EOTT LLC and its Subsidiaries on a Consolidated basis and (ii) the capital of EOTT LLC and its Subsidiaries on a Consolidated basis is adequate for the businesses in which the Credit Parties are engaged and intend to be engaged. No Credit Party has incurred (whether under the Credit Documents or otherwise), nor does any Credit Party intend to incur or believe that it will incur, debts that will be beyond its ability to pay (on a basis Consolidated with EOTT LLC and its Subsidiaries) as such debts mature.

(x) Section 5(x) of the Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit), or guaranty by, any Credit Party, or to which any Credit Party is subject, in excess of $1,000,000 with respect to any single Person and such Person's Affiliates taken as whole, other than the Credit Documents. The aggregate face amount outstanding or that may become outstanding under each such arrangement is correctly described in Section 5(x) of the Disclosure Schedule.

(y) The Credit Parties have delivered (or will have delivered by the Closing Date) to the LC Agent and each of the LC Participants the Post-Confirmation Projections. The Post-Confirmation Projections have been prepared in good faith based on reasonable estimates and assumptions, and on the basis of assumptions stated therein, and reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

(z) Subject to the rights of the Credit Parties set forth in the proviso below, the Credit Parties acknowledge and agree that (i) they have no claims or causes of actions against (a) the Prepetition Agent or any Prepetition Lenders under the Prepetition Credit Agreement (or any their directors, officers, employees, or agents) or (b) the DIP Collateral Agent, the DIP LC Agent or any DIP LC Participants under the DIP LC Agreement or the DIP Intercreditor Agreement, as applicable (or any their directors, officers, employees, or agents), (ii) have no offset right, counterclaim or defense of any kind against any of the obligations, indebtedness or liabilities to the agent or the lenders under the Prepetition Credit Agreement, the DIP LC Agreement or the DIP Intercreditor Agreement, and (iii) the Prepetition Agent and the Prepetition Lenders under the Prepetition Agreement, the DIP LC Agent and the DIP LC Participants under the DIP LC Agreement and the DIP Collateral Agent under the DIP Intercreditor Agreement have properly performed and satisfied in a timely manner all of their obligations to any Credit Party.

(aa) Section 5(aa) of the Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each commodity, investment, securities and deposit account opened or maintained by each of the Credit Parties.

(bb) No "Default" or "Event of Default" (as each such term is defined in the Lehman Credit Agreement) has occurred and is continuing, and there exists no event or circumstance

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         that, with the passage of time or giving of notice, could result in a
         "Default" or "Event of Default" (as defined in the Lehman Credit Agreement).

(cc) No "Default or "Event of Default" (as each such term is defined in the Senior Notes Indenture) has occurred and is continuing, and there exists no event or circumstance that, with the passage of time or giving of notice could result in a "Default" or "Event of Default" (as defined in the Senior Notes Indenture).

(dd) Each "Subsidiary Guarantor" (as such term is defined in the Senior Notes Indenture) is a Guarantor hereunder.

6. AFFIRMATIVE COVENANTS. To conform with the terms and conditions under which each LC Participant is willing to have Extensions of Credit outstanding to Borrowers, and to induce each LC Participant to enter into this Agreement and to make Extensions of Credit, the Credit Parties covenant and agree jointly and severally that, from the date that this Agreement is executed and delivered by the parties hereto until the full and final payment in cash of the Obligations and the expiration or termination of all obligations to make Credit Extensions hereunder and of all Letters of Credit, unless the Majority LC Participants have previously agreed otherwise:

                  (a) Payment and Performance. Each Credit Party will pay all amounts due under the Credit Documents to which it is a party in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Credit Documents to which it is a party.

                  (b) Payment of Expenses. All Borrower Expenses shall be part of the Obligations. Borrower shall pay any Lender Party, on such Lender Party's demand, any and all Borrower Expenses which such Lender Party may pay in connection with the provisions hereof.

                  (c) Instruments, Documents, Securities or Chattel Paper. Each Credit Party shall promptly notify the Collateral Agent of any instruments, documents, securities or chattel paper that are owned or acquired by such Credit Party. At any time and from time to time, upon the demand of the LC Agent, such Credit Party shall deliver and pledge to the Collateral Agent, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the LC Agent may request, any and all instruments, documents, securities and/or chattel paper which are included in the Collateral as the LC Agent may request. Such Credit Party shall maintain and safeguard any and all documents, instruments and chattel paper in its possession and its individual books and records relating to the Collateral in a commercially reasonable manner and cause the security interest granted herein to the Collateral Agent to be marked thereon.

                  (d) Books, Financial Statements and Reports. Each Credit Party will at all times maintain full and accurate books of account and records. EOTT LLC will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year and will furnish the following statements and reports to the LC Agent at Borrowers' expense:

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                  (i)      As soon as available, and in any event within 90 days
         after the end of each Fiscal Year, commencing with Fiscal Year 2003 (A) complete Consolidated balance sheets and statements of income and cash flows of EOTT LLC as of, and for the period ending, December 31 of the preceding year, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by PricewaterhouseCoopers, or other independent certified public accountants selected by EOTT and acceptable to the LC Agent, stating that such Consolidated financial statements have been so prepared; provided, however, that with respect to such balance sheets and statements of income and cash flows as of, and for the period ending, December 31, 2002, the opinion by such independent certified public accountant may be subject to the following qualifications: (x) qualification relating to issues between PBGC and the Credit Parties to the extent disclosed in the Disclosure Schedule, and (y) qualification relating to the Credit Parties' status as debtors and debtors-in-possession under the Chapter 11 in the Bankruptcy Court, and
         (B) consolidating unaudited balance sheets and statements of income of each consolidated Subsidiary of EOTT LLC. The Consolidated financial statements referred to in subclause (A) of the preceding sentence shall set forth in comparative form the corresponding figures for the preceding Fiscal Year for the corresponding predecessor entities. In addition, within 90 days after the end of each Fiscal Year, commencing with Fiscal Year 2003 EOTT LLC will furnish a certificate signed by such accountants (1) stating that they have read this Agreement, and
         (2) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

                  (ii) As soon as available, and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, (1) EOTT LLC's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and unaudited Consolidated statements of EOTT LLC's income and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year (or, in the case of each Fiscal Quarter in 2003, from the date that the Reorganization Plan becomes effective as described in Section 2(f)(i)(1)) to the end of such Fiscal Quarter, (2) unaudited consolidating balance sheets and statements of income of each consolidated Subsidiary as of (A) the end of such Fiscal Quarter or (B) for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP (subject to changes resulting from normal and recurring adjustments made in conformity with GAAP), and as soon as available, and in any event within 60 days after the end of the last Fiscal Quarter of each Fiscal Year, EOTT LLC's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and unaudited Consolidated statement of income and operations for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter.

                  (iii) As soon as available, and in any event within 45 days after the end of each calendar month, (1) EOTT LLC's unaudited Consolidated balance sheet as of the end of such month and an unaudited Consolidated statement of EOTT LLC's income for such calendar month, all in reasonable detail and prepared in accordance with GAAP (subject

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         to changes resulting from normal and recurring adjustments made in conformity with GAAP) and (2) a volume report in the form attached hereto as Exhibit G, setting forth for such month aggregate volumes for all marketing and pipeline activities of all Credit Parties.

                  (iv) Together with each set of financial statements furnished under subsections (i), (ii) and (iii) above, a certificate in the form of Exhibit B signed by the chief financial officer or treasurer of EOTT LLC stating that such financial statements are accurate and complete in all material respects, stating that he or she has reviewed the Credit Documents containing the calculations and stating that no Default exists at the end of such Fiscal Quarter or month, respectively, or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (v) As soon as is available, and in any event no later than 45 days after the end of Fiscal Year 2003, a business and financial plan for EOTT LLC (in form and detail satisfactory to the LC Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for Fiscal Year 2004, (1) monthly balance sheets, income statements and statements of cash flows for the following year, including the availability projections and plans for personnel, capital expenditures and facilities and (2) a statement of the material assumptions on which such plan is based.

                  (vi) On or about the fifth (5th) (but no later than the eighth (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the LC Agent, a Borrowing Base Report in the form of Exhibit C with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed and certified by an authorized officer of EOTT LLC as of the first day of such month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Each Borrowing Base Report shall include (A) a detailed listing of each Borrower's Accounts and Eligible Crude/Product/Liquid Deliveries; (B) a detailed listing of the volumes of each such party's crude oil and NGLs and the location of same; and (C) a listing of each such party's crude oil, refined petroleum product or NGL repurchase transactions in place or executed during the period covered by such report.

                  (vii) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by EOTT LLC to its unit holders and all registration statements, prospectus supplements, periodic reports and other statements and schedules filed by EOTT LLC with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

                  (viii) On the first Business Day of each month, (1) a Cash Flow Report in the form of Exhibit D duly completed by an authorized officer of EOTT LLC, for the immediately preceding month and (2) a statement reconciling such report with the then-current Cash Budget.

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                  (ix)     As soon as available, and in any event within 45 days
         after the end of Fiscal Year 2003, an environmental compliance certificate signed by the chief executive officer of EOTT LLC in the form attached hereto as Exhibit E. Further, if requested by the LC Agent, the Credit Parties shall permit and cooperate with an environmental and safety review made in connection with the operations of the Credit Parties' properties one time during each Fiscal Year, by consultants selected by the LC Agent which review shall, if requested by the LC Agent, be arranged and supervised by environmental legal counsel for the LC Agent, all at the Credit Parties' cost and expense. The consultant shall render an oral or written report, as specified by the LC Agent, based upon such review at the Credit Parties' cost and expense and a copy thereof will be provided to the Credit Parties.

                  (x) Concurrently with the annual renewal of the Credit Parties' insurance policies, the Credit Parties shall at their own cost and expense, if requested by the LC Agent in writing, cause a certificate or report to be issued by the Credit Parties' professional insurance consultants or other insurance consultants satisfactory to the LC Agent certifying that the Credit Parties' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

                  (xi) On or about the fifth (5th) (but no later than the eighth (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the LC Agent an Open Position Report in the form of Exhibit F, with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed by an authorized officer of EOTT LLC as of the last day of the preceding month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Such report shall include (a) net long or net short fixed price crude oil positions, in total, and by delivery month by grade or product, and (b) net long or net short ratably priced crude oil positions, in total and by delivery month by grade or product.

                  (xii) On or before the tenth (10th) Business Day following receipt by any Borrower or any other Credit Party, a copy of any account statement received from any bank, securities intermediary, commodities or futures broker or other institution with whom such Borrower or such Credit Party maintains any deposit, investment, trading or other account.

                  (xiii) Within 30 days after the end of each calendar month, the Cash Budget, which should be in form and substance reasonably satisfactory to the LC Agent.

                  (xiv) As soon as practicable, and in any case no later than June 30, 2003, the Borrowers shall deliver to the LC Agent the Consolidated balance sheet of EOTT LLC dated as of March 1, 2003, reflecting the application of "fresh start" accounting, applied in accordance with GAAP.

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                  (xv)     Promptly, from time to time, such other information,
         documents or reports regarding any Borrower or any other Credit Party (including accountants' management letters and updates to the Cash Budget) as the LC Agent may request, including any regulatory filings.

                  (e) Other Information and Inspections. In each case, subject to the last sentence of this Section 6(e), each Credit Party will furnish to each LC Participant any information that the LC Agent or any LC Participant may from time to time request concerning any covenant, provision or condition of the Credit Documents or any matter in connection with the Credit Parties' businesses and operations. In each case, subject to the last sentence of this Section 6(e), each Credit Party will permit representatives appointed by the LC Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Credit Party's property, including its books of account, other books and records and any facilities or other business assets, to make extra copies therefrom and photocopies and photographs thereof and to write down and record any information such representatives obtain, and each Credit Party shall permit the LC Agent or its representatives to investigate and verify the accuracy of the information furnished to the LC Agent or any LC Participant in connection with the Credit Documents and to discuss all such matters with its officers, employees and, upon prior notice to the Borrower Representative, its representatives. Without limitation of the foregoing, at such reasonable times and intervals as the LC Agent and the LC Participants shall request, Borrowers shall permit the LC Agent and its representatives to conduct an audit, examination, test and verification of the Collateral and the other business and assets of the Credit Parties and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from and inspect the Credit Parties' records, files, books of account and all other documents, instruments and agreements to which any Credit Party is a party. Borrowers shall pay all reasonable costs and expenses of the LC Agent associated with any such audits. Additionally, at Borrowers' expense, from time to time the LC Agent may require an inspection of the Collateral in storage at EOTT Terminals to be conducted by an independent appraiser selected by the LC Agent. Each of the foregoing audits, inspections and examinations shall be made subject to compliance with applicable safety standards and the same conditions applicable to any Credit Party in respect of property of that Credit Party on the premises of Persons other than a Credit Party or an Affiliate of a Credit Party, and all information, books and records furnished or requested to be furnished, or of which copies, photocopies or photographs are made or requested to be made, all information to be investigated or verified and all discussions conducted with any officer, employee or representative of any Credit Party shall be subject to any applicable attorney-client privilege exceptions that the Credit Party reasonably determines is necessary and to compliance with conditions to disclosures under non-disclosure agreements between any Credit Party and Persons other than a Credit Party or an Affiliate of a Credit Party, and subject further to the express undertaking of each Person acting at the direction of or on behalf of the LC Agent to be bound by the confidentiality provisions of Section 14(q).

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                  (f)      Notice of Material Events and Change of Address. Each
Credit Party will notify each LC Participant, not later than five (5) Business Days after any executive officer of such Credit Party has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

                  (i)      the occurrence of any Material Adverse Change,

                  (ii)     the occurrence of any Default or Event of Default,

                  (iii) the occurrence of any event or circumstance constituting a "Default" or "Event of Default" (as such terms are defined in the Lehman Credit Agreement or the Senior Notes Indenture),

                  (iv) the acceleration of the maturity of any Indebtedness owed by any Credit Party or of any default under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default could cause a Material Adverse Change,

                  (v)      the occurrence of any Termination Event,

                  (vi) under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability that might be reasonably likely to exceed such amount or any other material adverse claim asserted against any Credit Party or with respect to any Credit Party's properties taken as a whole,

                  (vii) any material loss, damage, investigation, action, suit, proceeding, claims, setoff, withholding or other defenses relating to the Collateral or which could result in any Material Adverse Change, and

                  (viii) the filing of any suit or proceeding, or the assertion in writing of a claim against any Credit Party or with respect to any Credit Party's properties.

Upon the occurrence of any of the foregoing, the Credit Parties will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, Event of Default, acceleration, default or Termination Event to protect against any such adverse claim, to defend any such suit or proceeding and to resolve all controversies on account of any of the foregoing. The Credit Parties will also notify the LC Agent and the LC Agent's counsel in writing at least twenty (20) Business Days prior to the date that any Credit Party changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting the LC Agent and its counsel to prepare the same.

                  (g) Maintenance of Properties. Each Credit Party will maintain, preserve, protect and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in material compliance with all applicable Laws and will from time to time make all repairs, renewals and replacements

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reasonably needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

                  (h) Discharge of Liens. At its option, should any Credit Party fail to do so, except to the extent permitted hereunder, the Collateral Agent may discharge taxes, Liens or security interests or other encumbrances or charges at any time levied or placed on the Collateral and may pay for the insurance, maintenance and preservation of the Collateral. The Borrowers agree to reimburse the Collateral Agent on demand, together with interest thereon at the Alternate Base Rate, for any payment made or expense incurred by the Collateral Agent in connection with the foregoing or otherwise under this Agreement, and any such payment or expense shall constitute a part of the Obligations secured by the Collateral.

                  (i) Landlord's Waiver. If any Collateral of material value is or may become subject to a landlord's Lien (other than with respect to the realty underlying pipelines, to the extent not typically obtained by lenders taking a lien in similar assets), the applicable Credit Party shall, at the LC Agent's request, furnish the Collateral Agent with a landlord's waiver satisfactory in form and substance to the LC Agent.

                  (j) Maintenance of Existence and Qualifications. Each Credit Party will maintain and preserve (i) its existence and (ii) its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, other than, in the case of clause (ii), as could not result in a Material Adverse Change.

                  (k) Payment of Trade Liabilities, Taxes, etc. Each Credit Party will (i) timely file all required tax returns including any extensions;
(ii) timely pay all taxes, assessments and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 120 days after the date such goods are delivered or such services are rendered, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (v) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. However, each Credit Party may delay paying or discharging any of the foregoing so long as it has set aside on its books adequate reserves therefor in accordance with GAAP and (i) it is in good faith contesting the validity thereof by appropriate proceedings, if necessary or (ii) it is in good faith contesting the validity of such Liability.

                  (l) Insurance. Each Credit Party shall at all times carry insurance for all of its property (irrespective of whether such property is owned or acquired before, on or after the Closing Date) with financially sound and reputable insurers, of a character usually carried by responsible Persons engaged in the same business or a business similarly situated against loss or damage, of the kinds and in the amounts customarily carried by such Persons and carry such other insurance as is usually carried by such Persons, including, without limitation, insurance against its liability for injury to Persons (with the LC Agent, the LC Participants and the Collateral Agent named as additional insureds and the Collateral Agent as loss payee), all in amounts and of the type currently carried by such Credit Party. All insurance policies covering Collateral shall be endorsed (i) to provide for payment of losses to the Collateral Agent, (ii) to

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provide that such policies may not be canceled or reduced or affected in any material manner for any reason without 15 days prior notice to the Collateral Agent and (iii) to provide for any other matters specified in any applicable Security Document or which the Collateral Agent may require.

                  (m) Performance on Borrowers' Behalf. If any Credit Party fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Credit Document, the LC Agent may pay the same after notice of such payment by the LC Agent is given to the Borrower Representative. The Borrowers shall immediately reimburse the LC Agent for any such payments and each amount paid by the LC Agent shall constitute an Obligation owed hereunder that is due and payable on the date such amount is paid by the LC Agent.

                  (n) Interest. The Borrowers hereby, on a joint and several basis, agree to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any LC Participant) that Borrower has in this Agreement promised to pay to such LC Participant and that are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

                  (o) Compliance with Agreements and Law. Each Credit Party will perform all material obligations it is required to perform under the terms of each indenture, including in the case of EOTT LLC, the New Senior Notes, mortgage, deed of trust, security agreement, lease and franchise and each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Credit Party will conduct its business and affairs in compliance with all Laws applicable thereto.

                  (p)      Environmental Matters; Environmental Reviews.

                  (i) Each Credit Party will comply in all material respects with all Environmental Laws now or hereafter applicable to such Credit Party and any real estate owned, operated or leased thereby as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and will obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations, will maintain such authorizations in full force and effect, and will submit timely applications for renewal of such permits, licenses and other authorizations.

                  (ii) Each Credit Party will promptly furnish to the LC Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any such Credit Party after the date hereof, or of which it has notice after the date hereof, pending or threatened against such Credit Party, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Credit Party, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

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                  (iii)    Each Credit Party will promptly furnish to the LC
         Agent all requests for information, notices of claim, demand letters and other notifications received after the date hereof by such Credit Party in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds $1,000,000.

                  (q) Evidence of Compliance. Subject to the last sentence of Section 6(e), each Credit Party will furnish to each LC Participant at such Credit Party's expense all evidence which the LC Agent from time to time requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Credit Party in the Credit Documents, the satisfaction of all conditions contained therein and all other matters pertaining thereto.

                  (r) Agreement to Deliver Security Documents. To further secure the Obligations whenever requested by the LC Agent in its sole and absolute discretion, the Credit Parties will deliver chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to the LC Agent for the purpose of granting, confirming and perfecting first and prior Liens or security interests in any personal property (tangible or intangible) now owned or hereafter acquired by any Credit Party.

                  (s) Newly Created or Acquired Subsidiaries. Each Subsidiary of EOTT created, acquired or coming into existence after the date hereof shall, promptly upon the creation, acquisition or formation thereof, execute and deliver to the LC Agent an instrument of joinder, in form and substance satisfactory to the LC Agent, pursuant to which each new Subsidiary
(i) shall adopt, ratify, confirm and agree to perform and be bound by Section 10 hereof and the absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of the Borrowers hereunder set forth therein, (ii) shall join the applicable Security Documents as if such new Subsidiary was an original signatory thereto, and (iii) shall deliver such other instruments and documents, including, without limitation, perfection certificates, UCC financing statements and certificates representing all of the issued and outstanding equity interests of such new Subsidiary, in each case required to be executed or delivered pursuant to such Security Documents in order to grant to or maintain the Collateral Agent's, first-priority perfected security interest in and to the assets of and the interests issued by such new Subsidiary. EOTT LLC will cause each such new Subsidiary to deliver to the LC Agent, simultaneously with its delivery of such an instrument of joinder, written evidence satisfactory to the LC Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such instrument and any other documents that it is required to execute.

                  (t) Compliance with Agreements. Each Credit Party shall observe, perform or comply with any term or condition under the Reorganization Plan. In addition, each Credit Party shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Credit Party or to EOTT LLC on a Consolidated basis or materially significant to any Guarantor,

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unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

                  (u) Risk Management Policies. During the term of this Agreement, EOTT LLC will maintain in effect the Risk Management Policies and adhere to and conduct its risk management activities, and cause the other Credit Parties to adhere to and conduct their respective risk management activities, in accordance with such policies. The Borrower Representative shall provide written notice to the LC Agent of any changes to the Risk Management Policies that the EOTT LLC board of managers adopts promptly upon the EOTT LLC board of directors' action thereon, and in no event more than 30 days after approval by the EOTT LLC board of directors of such changes.

                  (v) Retention of Financial Advisor and Commercial Finance Audits. The Credit Parties acknowledge that the LC Agent and/or the LC Agent's Special Counsel may continue to retain KPMG, or other advisors or consultants (each an "ADVISOR") to, among other things, make visits to, and discuss financial and operational matters with, the Borrowers and to advise the LC Agent and the LC Participants as to business, operations and financial condition of the Credit Parties. Any Advisor shall not be limited in the frequency of visits to the facilities of the Credit Parties. The Credit Parties shall cooperate with each Advisor and provide such Advisor with all information reasonably requested by such Advisor in connection with its engagement by the LC Agent and/or the LC Agent's Special Counsel. Upon the reasonable request of the LC Agent, the Borrowers will obtain and deliver to the LC Agent, or, if the LC Agent so elects, will cooperate with the LC Agent in the LC Agent's obtaining, a report of an independent collateral auditor satisfactory to the LC Agent (which may be affiliated with one of the LC Participants) with respect to some or all of the assets included in the Borrowing Base or constituting Collateral, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon (among other things) a review by such auditors of the accounts receivable (including verification with respect to the amount, aging, identity and credit of the respective Account Debtors and the billing practices of the Borrowers) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrowers.

                  (w) The Credit Parties shall, on or prior to the second Business Day after the Closing Date, cause the merger of EOTT MLP into EOTT OLP, as contemplated in the Reorganization Plan.

7. NEGATIVE COVENANTS. To conform with the terms and conditions under which each LC Participant is willing to have Extensions of Credit outstanding to the Borrowers, and to induce each LC Participant to enter into this Agreement and make the Extensions of Credit, the Credit Parties covenant and agree jointly and severally that, from the date that this Agreement is executed and delivered by the parties hereto until the full and final payment in cash of the Obligations and the expiration or termination of all Letters of Credit, unless the Majority LC Participants have previously agreed otherwise:

                  (a) Indebtedness. No Credit Party will in any manner owe or be liable for Indebtedness except:

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

                  (i)      the Obligations;

                  (ii) Indebtedness arising under Hedging Contracts permitted under Section 7(d) or consisting of options, swaps, collars and similar instruments that relate to crude oil, refined petroleum products or NGLs that satisfy the requirements of subclauses (A), (B) and (C) of the proviso to the definition of "Hedging Contracts";

                  (iii)    Indebtedness of any Borrower owing to any other
         Borrower;

                  (iv) Liabilities with respect to obligations to deliver crude oil, refined petroleum products or NGLs or to render terminalling or storage services in consideration for advance payments to a Borrower; provided, however, such delivery or rendering, as applicable, is to be made within 60 days after such payment;

                  (v) guaranties by EOTT LLC or any Borrower of trade payables of any Borrower incurred and paid in the ordinary course of business on ordinary trade terms;

                  (vi)     any Indebtedness outstanding under the Purchase
         Agreements;

                  (vii) Indebtedness existing under the "Note" (as defined in the Enron Settlement Agreement not exceeding $6,250,000 in principal amount, plus any deferred interest which is added to the principal thereof in accordance with its terms);

                  (viii) any Indebtedness existing under the Lehman Credit Agreement not exceeding $75,000,000 in principal amount, less any optional or mandatory prepayments or repayments of principal;

                  (ix) any Indebtedness existing under the New Senior Notes not exceeding $114,660,000 ($10,660,000 of which must be payment-in-kind notes issued in lieu cash payment of up to six months interest on the New Senior Notes) in principal amount, provided that no Credit Party shall make any payment of or distribution on account of principal, or make any cash payment of interest, on any New Senior Notes;

                  (x) Overdraft Obligations (as defined in the Intercreditor Agreement) to Standard Chartered, not to exceed $15,000,000;

                  (xi) Indebtedness under the promissory note to Big Warrior Corporation in connection with the Big Warrior Settlement, not exceeding $2,700,000 in principal amount; and

                  (xii) Indebtedness under promissory notes payable to the order of the taxing authorities set forth in Section 7(a) of the Disclosure Schedule with respect to tax liabilities of the Credit Parties (or their predecessors, as the case may be) incurred prior to the Closing Date and provided for in the Reorganization Plan, in aggregate principal amount not exceeding $9,800,000.

                  (b) Accounts. No Credit Party shall, without the prior written consent of the Majority LC Participants, open or maintain any commodity, investment, securities or deposit accounts except for those listed on the Disclosure Schedule.

                  (c) Limitation on Liens. No Credit Party will assign, sell, mortgage, lease, transfer, set over, pledge, grant any security interest in or Lien upon, encumber, or otherwise dispose of or abandon any Accounts, inventory, cash, investment securities, margin deposit accounts with commodities brokers or other rights or properties that constitute Collateral, whether now owned or hereafter acquired, nor will any Credit Party permit any such Lien, encumbrance or disposition to exist or occur with respect to such property, except for (i) the sale from time to time in the ordinary course of business of such property as may constitute inventory of such Credit Party, and (ii) Permitted Liens. Except as provided in the Intercreditor Agreement, no Credit Party shall abandon, forfeit, surrender, or release any rights in the Collateral or enter into any operating, joint venture or similar agreement with respect to the Collateral.

                  (d) Hedging Contracts. No Credit Party will be a party to or in any manner be liable on any Hedging Contract, except Hedging Contracts to hedge the Credit Parties' risk from fluctuations in commodity prices in the ordinary course of business or pursuant to the Crude Oil Purchase Agreement.

                  (e) Limitation on Mergers, etc. and Issuances of Securities. Except as expressly provided in this Section, no Credit Party will
(i) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (ii) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for (1) purchases of inventory and other property to be sold or used in the ordinary course of business, and (2) Investments permitted under Section 7(h) or (iii) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited by
Section 7(f). EOTT LLC will not issue any securities other than membership interests and any options or warrants giving the holders thereof only the right to acquire such interests. No Subsidiary of EOTT LLC will issue any additional partnership or limited liability company interests or shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional partnership or limited liability company interests or shares or other securities, except that a direct Subsidiary of a Credit Party may issue additional partnership or limited liability company interests or shares or other securities to such Credit Party or to EOTT LLC so long as such Subsidiary is a Wholly Owned Subsidiary of EOTT LLC after giving effect thereto. No Subsidiary of a Borrower which is a partnership will allow any diminution of such Borrower's interest (direct or indirect) therein.

                  (f) Limitation on Asset Sales. No Credit Party will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its assets or properties or any interest therein, including pursuant to any sale/leaseback transaction, except:

                  (i) equipment that is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or that is replaced by equipment of equal suitability and value;

                  (ii) (x) inventory (including pipeline linefill) sold in the ordinary course of business on ordinary trade terms and (y) such inventory sold pursuant to the Crude Oil Purchase Agreement (including documents of title delivered to SCTSC in connection therewith and all proceeds thereof);

                  (iii) Accounts, contract rights and any proceeds thereof sold pursuant to the Receivables Purchase Agreement;

                  (iv) other dispositions of assets not exceeding (A) $250,000 for any individual disposition or series of related dispositions and (B) $1,000,000 in aggregate amount for all such dispositions during any fiscal year of the Borrowers; and

                  (v) the disposition of the Designated Assets for cash, on terms and conditions satisfactory to the LC Agent, provided that the net proceeds therefrom shall be applied in accordance with the Cash Waterfall.

All proceeds of any such sales shall be paid directly to the Collateral Agent as provided for in the Intercreditor Agreement. No Credit Party will sell, transfer or otherwise dispose of capital stock of or partnership or other interests in any of its Subsidiaries except to EOTT LLC or a Wholly Owned Subsidiary of EOTT LLC. No Credit Party will discount, sell, pledge or assign any notes payable to it, Accounts or future income. The Collateral Agent will, at the Borrower Representative's request and expense, execute a release, satisfactory to the Borrower Representative and the LC Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of in compliance with this
Section 7(f).

                  (g) Limitation on Distributions, Dividends and Redemptions. No Credit Party will declare or pay any dividends on, or make any other distribution of any kind in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Credit Party directly or indirectly make any capital contribution of any nature to, or purchase, redeem, acquire or retire any shares of the capital stock of, or partnership or limited liability company interests in, any Credit Party (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Credit Party, while any Obligations are outstanding. Notwithstanding the foregoing, Subsidiaries of a Borrower shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Borrower.

                  (h) Limitation on New Businesses, Investments and Capital Expenditures. No Credit Party will (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business and transactions contemplated by the Purchase Agreements, (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present business and operations, (iii) make any capital contributions to or other Investments in any Person, other than Permitted Investments, or (iv) make or incur any Capital Expenditures other than Permitted Capital Expenditures and, to the extent required to be reflected as a Capital Expenditure pursuant to GAAP, payments made with respect to the Big Warrior Settlement. All transactions permitted under this Section are subject to Section 7(f).

                  (i) Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 7(d), no Credit Party will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Credit Party in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

                  (j) Transactions with Affiliates. No Credit Party will engage in any transaction with any Affiliate (other than a Borrower or a Guarantor) on terms more favorable to such Person than would have been obtainable on an arms'-length basis in the ordinary course of business. Further, no Credit Party will engage in any material transaction with Enron or any of its Affiliates, except as contemplated in the Enron Settlement Agreement and the Employee Transition Agreement.

                  (k) Prohibited Contracts. Except as expressly provided for in the Credit Documents and as described in the Disclosure Schedule, no Credit Party will, directly or indirectly, enter into, create or otherwise allow to exist any contract or other consensual arrangement restricting the ability of any Subsidiary of EOTT LLC, including but not limited to any Borrower to: (i) pay dividends or make other distributions, (ii) purchase or redeem equity interests held in it by any Borrower or EOTT LLC, (iii) repay loans and other Indebtedness owing by it to any Borrower or EOTT LLC, (iv) transfer any of its assets to any Borrower or EOTT LLC or (v) create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations. No Credit Party will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services that obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA. No Credit Party shall prepay the principal of, or purchase, redeem or otherwise acquire or retire for value, any of the New Senior Notes.

                  (l) Modification of Certain Agreements. No Credit Party will amend, modify, or permit any amendment or modification to (i) its partnership agreement, limited liability company agreement, certificate of formation, certificate of incorporation or other Organizational Document, as applicable (other than solely to effect the merger of EOTT MLP and EOTT OLP),
(ii) the Senior Notes Indenture, or (iii) any contract or lease, that releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of the LC Agent or any other Lender Party under or acquired pursuant to any Security Documents.

                  (m) Open Positions. The Credit Parties shall at all times limit their Open Positions in accordance with the Risk Management Policies as from time to time in effect.

                  (n) Redelivery of Borrowing Base Report. If any contract gives rise to an Eligible Receivable that is reflected in a Borrowing Base Report representing the obligation to deliver crude oil in the month next succeeding the month in which the Borrowing Base Report is delivered, and such contract is modified, sold or exchanged in any way that would negatively affect the Borrowing Base, then the Borrower Representative shall immediately (i) deliver to the

LC Agent a revised Borrowing Base Report satisfactory to the LC Agent and (ii) make any prepayment as may be required under Section 2(h) resulting from such reduced Borrowing Base.

                  (o) Books and Records. No Credit Party shall permit any material change in the accounting treatment or reporting practices of each Credit Party from those used in preparation of the financial statements referenced in Section 6(d), except as required under GAAP.

                  (p) Minimum Consolidated EBIDA. The Borrowers shall not permit Consolidated EBIDA to be less than the following for the Reference Periods ending on the dates set forth below:

                                 Minimum
Reference Period Ended     Consolidated EBIDA
----------------------     ------------------
January 31, 2003              $          0

February 28, 2003             $          0

March 31, 2003                $          0

April 30, 2003                $          0

May 31, 2003                  $    750,000

June 30, 2003                 $  1,678,000

July 31, 2003                 $  3,403,000

August 31, 2003               $  5,098,000

September 30, 2003            $  6,551,000

October 31, 2003              $  8,680,000

November 30, 2003             $ 10,440,000

December 31, 2003             $ 12,684,000

January 31, 2004              $ 15,969,000

February 29, 2004             $ 15,670,000

March 31, 2004                $ 16,895,000

April 30, 2004                $ 16,532,000

May 31, 2004                  $ 16,531,000

June 30, 2004                 $ 17,333,000

July 31, 2004                 $ 16,972,000

August 31, 2004               $ 17,386,000

September 30, 2004            $ 16,998,000

                  (q) Minimum Consolidated Tangible Net Worth. The Borrowers will not permit Consolidated Tangible Net Worth to be less than the amounts set forth as of each of the corresponding dates set forth below:

                           Minimum Consolidated
       Date                 Tangible Net Worth
------------------         --------------------
March 31, 2003                 $  8,500,000

April 30, 2003                 $  8,500,000

May 31, 2003                   $  8,500,000

June 30, 2003                  $  8,500,000

July 31, 2003                  $  8,500,000

August 31, 2003                $  8,500,000

September 30, 2003             $  8,500,000

October 31, 2003               $  8,500,000

November 30, 2003              $  8,500,000

December 31, 2003              $  8,500,000

January 31, 2004               $ 10,000,000

February 29, 2004              $ 10,000,000

March 31, 2004                 $ 10,000,000

April 30, 2004                 $ 10,000,000

May 31, 2004                   $ 10,000,000

June 30, 2004                  $ 10,000,000

July 31, 2004                  $ 10,000,000

August 31, 2004                $ 10,000,000

September 30, 2004             $ 10,000,000

                  (r) Interest Coverage. The Borrowers will not permit the ratio of (a) Consolidated EBIDA for any Reference Period ending on a date set forth below to (b) Consolidated Total Interest Expense for such period, to be less than the ratio corresponding to such date set forth:

                            Consolidated EBIDA
                           to Consolidated Total
       Date                   Interest Expense
------------------         ----------------------
January 31, 2003                0.00 : 1.00

February 28, 2003               0.00 : 1.00

March 31, 2003                  0.00 : 1.00

                            Consolidated EBIDA
                           to Consolidated Total
       Date                  Interest Expense
------------------         ---------------------

April 30, 2003                  0.00 : 1.00

May 31, 2003                    0.07 : 1.00

June 30, 2003                   0.16 : 1.00

July 31, 2003                   0.33 : 1.00

August 31, 2003                 0.49 : 1.00

September 30, 2003              0.62 : 1.00

October 31, 2003                0.79 : 1.00

November 30, 2003               0.93 : 1.00

December 31, 2003               1.11 : 1.00

January 31, 2004                1.36 : 1.00

February 29, 2004               1.35 : 1.00

March 31, 2004                  1.36 : 1.00

April 30, 2004                  1.34 : 1.00

May 31, 2004                    1.34 : 1.00

June 30, 2004                   1.40 : 1.00

July 31, 2004                   1.37 : 1.00

August 31, 2004                 1.42 : 1.00

September 30, 2004              1.21 : 1.00

                  (s) Current Ratio. The Borrowers will not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than the ratios set forth below as of each of the corresponding dates set forth below:

                            Consolidated Current
                           Assets to Consolidated
       Date                 Current Liabilities
------------------         ----------------------
January 31, 2003                0.77 : 1.00

February 28, 2003               0.78 : 1.00

March 31, 2003                  0.90 : 1.00

April 30, 2003                  0.90 : 1.00

May 31, 2003                    0.90 : 1.00

June 30, 2003                   0.90 : 1.00

July 31, 2003                   0.90 : 1.00

                            Consolidated Current
                           Assets to Consolidated
       Date                 Current Liabilities
------------------         ----------------------
August 31, 2003                 0.90 : 1.00

September 30, 2003              0.90 : 1.00

October 31, 2003                0.90 : 1.00

November 30, 2003               0.90 : 1.00

December 31, 2003               0.90 : 1.00

January 31, 2004                0.90 : 1.00

February 29, 2004               0.90 : 1.00

March 31, 2004                  0.90 : 1.00

April 30, 2004                  0.90 : 1.00

May 31, 2004                    0.90 : 1.00

June 30, 2004                   0.90 : 1.00

July 31, 2004                   0.90 : 1.00

August 31, 2004                 0.90 : 1.00

September 30, 2004              0.90 : 1.00

                  (t) Compliance with Environmental Laws. Other than as set forth in Section 7(t) of the Disclosure Schedule, no Credit Party will (a) use or allow the use of any real property owned, operated or leased by any Credit Party or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any real property owned, operated or leased by any Credit Party any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any real property owned, operated or leased by any Credit Party, (d) conduct any activity at or use any real property owned, operated or leased by any Credit Party in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the environment or (e) otherwise conduct any activity at or use any real property owned, operated or leased by any Credit Party; in each case, in any manner that would violate any Environmental Law or cause any Credit Party to incur or be subject to any liability under any Environmental Law, other than violations and liabilities that could not, in the aggregate, result in a Material Adverse Change.

8. EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

(a) Borrower fails to pay any Obligations with respect to any Matured LC Obligations when due and payable;

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

(b) Any Credit Party fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

(c) Any event defined as a "default" or "event of default" in any Credit Document (other than this Agreement and such "events of default" that are defined to have occurred upon the occurrence of Events of Default hereunder) occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Credit Document;

(d) Any Credit Party fails to duly observe, perform or comply with any covenant, agreement or provision of Section 2(a)(ii), Section 2(h),
         Section 6(f), Section 6(g), Section 6(l), or Section 7;

(e) Any Credit Party fails (other than as referred to in subsection (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Credit Document to which it is a party, and such failure remains unremedied for a period of 5 Business Days after written notice of such failure from the LC Agent to the Borrower Representative;

(f) Any representation or warranty previously, presently or hereafter made or deemed made in writing by or on behalf of any Credit Party in connection with any Credit Document shall prove to have been false or incorrect in any material respect on any date on or as of which made or deemed made, or any Credit Document at any time ceases to be valid, binding and enforceable as warranted in Section 5(c) for any reason other than its release or subordination by all LC Participants;

(g) Any Credit Party (x) shall default in the payment when due of any principal of or interest on any Indebtedness in excess of $2,500,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Credit Party in accordance with GAAP), or (y) any event specified in any note, agreement, indenture, mortgage, deed of trust, security agreement or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

(h) There shall occur a "Default" or an "Event of Default" (as such terms are defined in the Lehman Credit Agreement or the Senior Notes Indenture), and the same shall not be remedied within the applicable period of grace (if any) provided for in the Lehman Credit Agreement or Senior Notes Indenture, as applicable;

(i)      Any Credit Party:

                  (i) has entered against it a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of 60 days;

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its debts as such debts become due; or takes corporate, partnership, limited liability company or other action to authorize any of the foregoing;

                  (iii) has entered against it the appointment of or taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any part of the Collateral of a value in excess of $2,500,000 in a proceeding brought against or initiated by it, and such appointment or taking of possession is neither made ineffective nor discharged within 60 days after the making thereof, or such appointment or taking possession is at any time consented to, requested by or acquiesced to by it;

                  (iv) has entered against it a final judgment for the payment of money in excess of $2,500,000 (in each case not covered by insurance satisfactory to the LC Agent in its sole discretion), unless the same is stayed or discharged within 30 days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained;

                  (v) suffers a writ or warrant of attachment or similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral of a value in excess of $2,500,000, and such writ or warrant of attachment or similar process is not stayed or released within 30 days after the entry or levy thereof or after any stay is vacated or set aside;

                  (vi) any Termination Event shall occur with respect to (A) the ERISA Plan known as the "Enron Corp. Cash Balance Plan" resulting in the incurrence of Liability by any Credit Party or (B) any other ERISA Plan of any Credit Party, any Subsidiary of any Credit Party or any of their respective ERISA Affiliates;

(j)      Any Change in Control occurs;

(k) Any Borrower (i) maintains in effect Risk Management Policies that are not Currently Approved by the LC Agent or (ii) fails to adhere to or conduct its risk management activities, or cause any other Credit Party to adhere to or conduct their respective risk management activities, in accordance with the Risk Management Policies as in effect from time to time;

(l)      Any Material Adverse Change occurs;

(m) Any of the Borrowers shall be enjoined from conducting any part of its business;

(n) Any event defined as a "default" or "event of default" in either of the Purchase Agreements occurs and is not remedied within the applicable period of grace (if any) provided in such Purchase Agreements;

(o) Any Credit Party shall breach any of its obligations under the Reorganization Plan; or

(p) Any Credit Party, without the prior written consent of the LC Agent and the LC Participants, breach, modify, terminate, amend, appeal or seek to vacate the Confirmation Order.

9. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the LC Agent may, and upon the direction of the Majority LC Participants shall, by notice to the Borrower Representative declare all or any portion of the LC Obligations and other Obligations to be due and payable and/or the commitment to extend credit to the Borrowers (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the commitment to extend credit to the Borrowers shall terminate, provided, that in the event of any Event of Default specified in Section 8(i)(i) or (ii), all such amounts shall become immediately due and payable automatically without any requirement of notice from the LC Agent. In addition, pursuant to Section 2.3(a) of the Intercreditor Agreement, if the obligations under the Lehman Credit Agreement are accelerated as a result of a continuing "Event of Default" thereunder, the LC Agent, upon the direction of the Majority LC Participants, shall by notice to the Borrower Representative declare all or any portion of the Obligations to be due and payable at the same time as the obligations under the Lehman Credit Agreement, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment. In accordance with the Intercreditor Agreement, the LC Agent shall not exercise certain of its remedies without the consent of the Required Secured Parties (as defined in the Intercreditor Agreement).

10.      GUARANTY.

(a) Each Guarantor hereby jointly and severally, irrevocably, absolutely and unconditionally guarantees to the LC Participants and the LC Agent the prompt, complete and full payment and performance when due, no matter how the same shall become due, of all Obligations, including but not limited to:

                  (i) All obligations of the Credit Parties to make reimbursements and other payments to LC Participants or the LC Agent in respect of Letters of Credit issued;

                  (ii) All other sums payable under this Agreement and the other Credit Documents, whether for principal, interest, fees or otherwise; and

                  (iii) Any and all other Indebtedness, obligations or Liabilities that may at any time be owed by any Credit Party to the LC Participants, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Credit Documents,

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         and including interest, attorneys' fees and collection costs as may be provided by Law or in any instrument evidencing any such Indebtedness or Liability.

Without limiting the generality of the foregoing, the Guarantors' liability hereunder shall extend to and include all postpetition interest, expenses and other Liabilities of Borrowers described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrowers but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrower.

(b) If Borrowers shall for any reason fail to pay any Obligation described in Section 10(a), as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will, forthwith upon demand by the LC Agent, pay such Obligation in full to the Collateral Agent for the account of the LC Participants.

(c) If any Guarantor fails to pay any obligation as described in the immediately preceding subsections (a) or (b), each Guarantor will incur the additional joint and several obligation to pay to the Collateral Agent for the account of the LC Agent, and the Guarantors will forthwith upon demand by the LC Agent pay to the Collateral Agent for the account of the LC Agent, the amount of any and all expenses, including fees and disbursements of the LC Agent's counsel and of any experts or agents retained by the LC Agent that the LC Agent may incur as a result of such failure.

(d) As between the Guarantors and LC Participants, this guaranty shall be considered a primary and liquidated Liability of the Guarantors.

(e) Each Guarantor hereby waives all defenses based on suretyship and agrees that its obligations shall continue and the enforceability thereof against such Guarantor shall not be affected by:

                  (i) any waiver, delay or failure of any LC Participant to exercise or to exhaust any right or remedy or to bring any right or remedy or action against the Borrowers, the Collateral or any other security available to the LC Participants in connection with the Obligations;

                  (ii) any extension, renewal, settlement, compromise, modification, amendment, consent, waiver or release in any respect, arising under or in connection with any of the Obligations;

                  (iii) the existence of any claim, set-off, or other rights that any Borrower may have at any time against any Lender Party, whether in connection with the Obligations or any unrelated transactions;

                  (iv) any invalidity or unenforceability relating to or against any Borrower, for any reason, of any of the Obligations or any agreement relating thereto;

                  (v)      any Event of Default; or

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                  (vi)     any other act or failure to act or delay of any kind
         by any Borrower or Lender Party or any other circumstance whatsoever which might, but for the provisions hereof, constitute a defense available to, or a legal or equitable discharge of, the Borrowers.

(f) The obligations of each Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by any Lender Party in connection with the bankruptcy of any of the Borrowers.

(g) Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, order and receipt of any notice in connection with its obligations hereunder.

11.      LC AGENT.

                  (a) Appointment and Authority. Each Lender Party hereby irrevocably authorizes the LC Agent, and the LC Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Credit Documents as are specifically delegated to the LC Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of the LC Agent to the other Lender Parties is only that of one commercial lender acting as agent for others, and nothing in the Credit Documents shall be construed to constitute the LC Agent a trustee or other fiduciary for any Lender Party, nor to impose on the LC Agent duties and obligations other than those expressly provided for in the Credit Documents. With respect to any matters not expressly provided for in the Credit Documents and any matters that the Credit Documents place within the discretion of the LC Agent, the LC Agent shall not be required to exercise any discretion or take any action, and it may request instructions from the Lender Parties with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of the Majority LC Participants (including itself); provided, however, that the LC Agent shall not be required to take any action that exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Credit Documents or to applicable Law. Upon receipt by the LC Agent from the Borrower Representative of any communication calling for action on the part of the LC Participants or upon notice from the Borrower Representative or any LC Participant to the LC Agent of any Default or Event of Default, the LC Agent shall promptly notify each other LC Participant thereof.

                  (b) Exculpation, the LC Agent's Reliance, etc. Neither the LC Agent nor any of its directors, officers, agents, attorneys or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Credit Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the LC Agent (i) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any other Lender Party and shall not be responsible to

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any other Lender Party for any statements, warranties or representations made in or in connection with the Credit Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of any Credit Party or to inspect the property (including the books and records) of any Credit
Party; (iv) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or any instrument or document furnished in connection therewith; (v) may rely upon the representations and warranties of each Credit Party or Lender Party in exercising its powers hereunder; and (vi) shall incur no Liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

                  (c) Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of the Borrowers and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Credit Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

                  (d) Indemnification. Each LC Participant agrees to indemnify the LC Agent (to the extent not reimbursed by the Borrowers within ten
(10) days after demand) from and against such LC Participant's Percentage Share of any and all Liabilities and costs which to any extent (in whole or in part) may be imposed on, incurred by or asserted against the LC Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Credit Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any Liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment). The foregoing indemnification shall apply whether or not such Liabilities and costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict Liability or caused, in whole or in part, by any negligent act or omission of any kind by the LC Agent; provided, however, only that no LC Participant shall be obligated under this Section to indemnify the LC Agent for that portion, if any, of any Liabilities and costs proximately caused by the LC Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each LC Participant agrees to reimburse the LC Agent promptly upon demand for such LC Participant's Percentage Share of any costs and expenses to be paid to the LC Agent by Borrowers under this Agreement to the extent that the LC Agent is not timely reimbursed for such expenses by Borrowers as provided for herein. As used in this Section, the term "THE LC AGENT" shall refer not only to the Person designated as such in Section 1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

                  (e) Rights as LC Participant. In its capacity as an LC Participant, the LC Agent shall have the same rights and obligations as any LC Participant and may exercise such rights as though it were not the LC Agent. The LC Agent may accept deposits from, lend money

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to, act as trustee under indentures of and generally engage in any kind of business with any Credit Party or their Affiliates, all as if it were not the LC Agent hereunder and without any duty to account therefor to any other LC Participant.

                  (f) Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under any Security Document or rights of banker's Lien, set-off or counterclaim against any of the Borrowers or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by the LC Agent under Section 2(i), causes such Lender Party to have received more than it would have received had such payment been distributed by the LC Agent pursuant to Section 2(i), then (i) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments and (ii) such other adjustments shall be made from time to time as shall be equitable to ensure that the LC Agent and all Lender Parties share all payments of Obligations as provided in Section 2(i); provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's Lien, set-off or counterclaim or otherwise) of Indebtedness other than the Obligations. The Borrowers expressly consent to the foregoing arrangements and agree that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the Intercreditor Agreement, exercise any and all rights of banker's Lien, set-off or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this Section is thereafter recovered from the seller under this Section which received the same, the purchase provided for in this Section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

                  (g) Investments. Whenever the LC Agent in good faith determines that it is uncertain about how to distribute to the Lender Parties, any funds that it has received, or whenever the LC Agent in good faith determines that there is any dispute among the Lender Parties about how such funds should be distributed, the LC Agent may choose to defer distribution of the funds that are the subject of such uncertainty or dispute. If the LC Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if the LC Agent is otherwise required to invest funds pending distribution to the Lender Parties, the LC Agent shall invest such funds pending distribution, and all interest on any such Investment shall be distributed upon the distribution of such Investment in the same proportion and to the same Persons as such Investment. All moneys received by the LC Agent for distribution to the Lender Parties (other than to the Person who is the LC Agent in its separate capacity as Lender Party) shall be held by the LC Agent pending such distribution solely as the LC Agent for such Lender Parties, and the LC Agent shall have no equitable title to any portion thereof.

                  (h) Benefit of this Section. The provisions of this Section are intended solely for the benefit of the Lender Parties, and no Credit Party shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any LC Participant (other than in relation to the reference to the Intercreditor Agreement contained in Section 11(f)). The

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Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrowers or any other Credit Party.

                  (i) Resignation. The LC Agent may resign at any time by giving written notice thereof to the LC Participants and the Borrower Representative. Each such notice shall set forth the date of such resignation. Upon any such resignation, the Majority LC Participants shall have the right to appoint a successor LC Agent. A successor must be appointed for any retiring LC Agent, and such LC Agent's resignation shall become effective when such successor accepts such appointment. If, within 30 days after the date of the retiring LC Agent's resignation, no successor LC Agent has been appointed and has accepted such appointment, then the retiring LC Agent may appoint a successor LC Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as the LC Agent hereunder by a successor LC Agent, the retiring LC Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any retiring LC Agent's resignation hereunder, the provisions of this Section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the LC Agent under the Credit Documents.

                  (j) Other Lender Parties. None of the Lender Parties in such capacities, other than the LC Agent in such capacity, shall have any duties or responsibilities or incur any liabilities in their respective agency capacities (as opposed to their respective capacities as LC Participants or LC Issuer, as applicable) under or in connection with this Agreement or under any of the other Credit Documents. The relationship between the Borrowers, on the one hand, and the LC Agent and such other Lender Parties, on the other hand, shall be solely that of borrower and lender. The LC Agent and the Lender Parties shall not have any fiduciary responsibilities to the Borrowers or any of their Affiliates. The LC Agent and the Lender Parties do not undertake any responsibility to the Borrowers or any of their Affiliates to review or inform any of the Borrowers of any matter in connection with any phase of any the Borrowers' or their Affiliate's business or operations.

12.      ASSIGNMENTS AND PARTICIPATIONS.

(a) None of the Credit Parties may, without the consent of the LC Agent, assign or delegate any of its respective rights or obligations under this Agreement or any other Credit Document. Each LC Participant may, with the prior written consent of the LC Agent and, provided that no Default or Event of Default shall have occurred and be continuing, (i) so long as the sum of the LC Issuer's Percentage Share of the Maximum Commitment, together with the maximum exposure of SCTSC under the Purchase Agreements, shall have been reduced to $200,000,000 or less, the consent of the Borrowers (acting through the Borrower Representative, which consent shall not be unreasonably withheld or delayed) and (ii) otherwise, upon consultation with the Borrowers, but without the consent of any other any Credit Party, assign any or all of its rights and obligations under this Agreement to any Eligible Assignee. The assigning LC Participant shall pay to the LC Agent an administration fee of $3,500 per assignment.

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(b)      Upon execution and delivery of any assignment permitted hereunder, from and after the closing date specified in the assignment, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations as an LC Participant hereunder and (ii) the assignor LC Participant shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all of such LC Participant's rights and obligations under this Agreement, such LC Participant shall cease to be a party hereto).

(c) By executing and delivering an assignment, the assignor LC Participant and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment, such LC Participant makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (ii) such LC Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment; (iv) such assignee will, independently and without reliance upon such LC Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; and (v) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an LC Participant.

(d) Upon its receipt of an assignment executed by an LC Participant and an assignee, the LC Agent shall give prompt notice thereof to the Borrower Representative.

(e) The LC Agent shall maintain a copy of each assignment delivered to it and a register for the recordation of the names and addresses of each assignee and, with respect to the LC Participants, the principal amount owing to each LC Participant from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower Representative and each LC Participant may treat each person, corporation, partnership, limited liability company or other entity whose name is recorded in the Register as an LC Participant hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrower Representative or any LC Participant at any reasonable time and from time to time upon reasonable prior notice.

(f) Any LC Participant may sell participations to one or more Assignees in or to all or a portion of its rights and obligations under this Agreement; provided, however, that

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         (i) such LC Participant's obligations under this Agreement shall remain unchanged, (ii) such LC Participant shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower Representative shall continue to deal solely and directly with such LC Participant in connection with such LC Participant's rights and obligations under this Agreement and (iv) in any proceeding under any bankruptcy, insolvency or similar proceeding in respect of any Borrower or any other Credit Party, such LC Participant shall remain and be, to the fullest extent permitted by law, the sole representative with respect to the rights and obligations held in the name of such LC Participant (whether such rights or obligations are for such LC Participant's own account or for the account of any participant).

(g) Each LC Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Credit Parties or their Affiliates furnished to such LC Participant by or on behalf of the Credit Parties, provided, that such assignees have agreed to be bound by the confidentiality provisions in Section 14(q).

13.      INDEMNIFICATION.

(a) Subject to Section 13(b), the Credit Parties, on a joint and several basis, shall indemnify each Lender Party, the Prepetition Agent, the Prepetition LC Issuer, each Prepetition Lender, the DIP Collateral Agent, the DIP LC Agent, the DIP LC Issuer and each DIP LC Participant (each an "INDEMNIFIED PARTY") on demand against any and all Liabilities, costs and claims which to any extent (in whole or in part) may be imposed on, incurred by or asserted against any Indemnified Party growing out of, resulting from or in any other way associated with:

                  (i) any LC Issuer's compliance with a completed Letter of Credit Request that the Borrower Representative provides to any LC Issuer by facsimile, telecopier or similar means of electronic transmission and that such LC Issuer believes to be genuine;

                  (ii) any LC Issuer's issuance of or performance under any Letter of Credit;

                  (iii) any cash management arrangements with respect to agency accounts and lockbox accounts maintained by any of the Borrowers with any Person; and

                  (iv) any of the Collateral, the Credit Documents, the Reorganization Plan, the Prepetition Credit Agreement, the DIP LC Agreement, the DIP Intercreditor Agreement, or the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein, whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Indemnified Party or any other Person or any Liabilities or duties of any Indemnified Party or any other Person with respect to Hazardous Materials found in or Released into the environment.

(b) The foregoing indemnification shall apply whether or not such Liabilities, costs and claims are in any way or to any extent owed, in whole or in part, under any claim or

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         theory of strict liability or caused, in whole or in part, by any negligent act or omission of any kind by any Indemnified Party; provided, however, only that Indemnified Party shall not be entitled under this Section to receive indemnification for that portion, if any, of any Liabilities, costs and claims proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Credit Party or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Indemnified Party, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this Section the term "Indemnified Party" shall refer not only to Indemnified Party but also to each director, officer, agent, attorney, employee, representative and affiliate of such Indemnified Party.

(c) The Credit Parties further agree to indemnify on a joint and several basis each of the LC Agent's Special Counsel, KPMG or such other advisors and their respective personnel from, and to hold each of the LC Agent's Special Counsel, KPMG and such advisors and their respective personnel harmless against, any and all claims, liabilities, costs and expenses relating to the services rendered by KPMG or such advisors as special financial advisor to the LC Agent's Special Counsel in connection with the LC Agent's Special Counsel's representation of the LC Agent on matters relating to this Agreement and the Credit Documents and the Cases, except to the extent finally determined to have resulted from the willful misconduct, gross negligence or fraudulent behavior as determined in a final non-appealable judgment of the LC Agent's Special Counsel KPMG or such advisors (as the case may be) relating to such services. Each of the LC Agent's Special Counsel, KPMG and such advisors may rely upon the provisions contained in this Section 13(c) although such Person is not a party to this Agreement.

14.      MISCELLANEOUS.

(a) All Exhibits and Schedules attached to or referred to in this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

(b) Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document; provided, however, that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

(c) All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing

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         the language contained in such subdivisions. The words "this
         Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Except as otherwise specified herein, all references to any Law shall be deemed references to such Law as the same may be modified, amended or supplemented from time to time.

(d) All calculations under the Credit Documents of interest and fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by Lender Party of amounts to be paid under Section 3 or any other matters that are to be determined hereunder by Lender Party shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless the Majority LC Participants otherwise consent, all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

(e) Notwithstanding that the Collateral Agent, whether on its own behalf and/or on behalf of others, may continue to hold the Collateral, and regardless of the value thereof, each Credit Party shall be and remain liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

(f) Each Credit Party hereby expressly waives demand, presentment, protest, notice of protest and notice of dishonor with respect to any and all instruments and commercial paper included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral, this Agreement and the other Credit Documents, except such as are expressly provided for herein or therein.

(g) Under no circumstances shall any Lender Party be deemed to have assumed any responsibility for or obligation or duty of any nature or kind with respect to any Collateral, or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk of Credit Parties at all times. The Credit Parties hereby release each Lender Party from any claims, causes of action and demands at any time arising out of, relating to or with respect to this Agreement, the other Credit Documents, the Obligations, the Collateral and/or any actions taken or omitted to be taken by any Lender Party with respect thereto, and the Credit Parties hereby agree jointly and severally to indemnify and hold each LC Participant harmless from and with respect to any and all such claims, Liabilities, causes of action and demands by any Person.

(h) Subject to Section 11(f), upon the occurrence and during the continuance of any Event of Default hereunder, each LC Participant is hereby authorized at any time and from time to

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         time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such LC Participant to or for the credit or the account of any Credit Party against any and all of the Obligations which are then liquidated and matured. Such LC Participant agrees promptly to notify the LC Agent and the Borrower Representative after any such set-off and application is made by such LC Participant; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the LC Participants under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the LC Participants may have.

(i) No LC Participant shall be liable to any Credit Party for (i) the performance of any transaction between any Credit Party or one or more of its Affiliates and a Beneficiary that underlies a Letter of Credit,
         (ii) any act or omission of any Person unless due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, (iii) loss or destruction of any draft, demand, or document in transit or in the possession of others unless due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, (iv) lack of knowledge of any particular trade usage (other than standard banking usage as used in the normal course of business) unless such lack of knowledge is due to the gross negligence or willful misconduct of such LC Participant, such LC Participant's own branches or such LC Participant's agents, or (v) the genuineness, falsification, or effect of any document which appears on due examination to be regular on its face.

(j) The Credit Parties agree that no LC Participant, its Affiliates or its correspondents shall be responsible for: (i) the failure of any Letter of Credit Request to bear any reference to any Letter of Credit, or inadequate reference in any Letter of Credit Request to the relevant Letter of Credit, or failure of documents (other than documents expressly required to be presented under the relevant Letter of Credit) to accompany any Letter of Credit Request at negotiation, or failure of any Person to note the amount of any Letter of Credit Request on the reverse of the relevant Letter of Credit, or to surrender or to take up any Letter of Credit or to forward documents apart from Letter of Credit Requests as required by the terms of the relevant Letter of Credit, each of which provisions, if contained in any Letter of Credit itself, may be waived by LC Issuer; (ii) errors, omissions, interruptions or delays in transmissions, or delivery of any messages, by mail, facsimile, telex, cable, telegraph, wireless or other teletransmission or by oral instructions, whether or not they may be in cipher; (iii) the existence, character, quality, quantity, condition, packing, value or delivery of any property purporting to be represented by documents; (iv) any difference in character, quality, quantity, condition, packing, value or delivery of such property from that expressed in documents; (v) any breach of contract between any Credit Party and any Beneficiary or any other Person or any dispute as to the use which may be made of any Letter of Credit or funds obtained thereunder by any Beneficiary or other party; (vi) the validity, sufficiency, or genuineness of any Letter of Credit Request or other document; and (vii) the time, place, manner or order in which shipment is made.

(k) No LC Participant shall be responsible for any act, error, neglect or default, omission, insolvency or failure in business of its correspondents.

(l) The occurrence of any one or more of the contingencies or events referred to in the U.C.P. or in the preceding clauses of Sections 11(l) and (m) shall not affect, impair, or prevent the vesting of any LC Participant's rights or powers hereunder or the enforceability of any Obligations.

(m) This Agreement, the Credit Documents and all the transactions contemplated thereby shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles (other than New York General Obligations Law Section 5-1401).

(n) Each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of New York State or federal court of the United States of America sitting in New York City, whether trial or appellate, in any action or proceeding arising out of, or relating to, this Agreement, or for recognition or enforcement of any judgment in respect thereof, and each Credit Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court and consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection or claim that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each Credit Party hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE ACTIONS OF ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

(o) The U.C.P. shall be binding upon the Borrowers and each LC Issuer with respect to each Letter of Credit issued by the LC Issuer except to the extent otherwise expressly agreed, if any.

(p) The LC Agent and each LC Issuer may rely on the written notices, requests, waivers and consents of the Borrower Representative, its officers and designated agents, including, without limitation, any Letter of Credit Requests, as the binding actions of the Borrowers hereunder. Any such notices, requests, waivers or consents received by the LC Agent and each LC Issuer from the Borrower Representative on behalf of the Borrowers hereunder shall be deemed to have been sent by the Borrowers, and all notices and other information furnished by the LC Agent or any LC Issuer to the Borrower Representative hereunder will be received by the Borrower Representative on behalf of the Borrowers. In addition, the LC Agent and each LC Issuer may receive from the Borrower Representative, on behalf of the Borrowers, all amounts required to be paid by the Borrowers and may pay to the Borrower Representative for the Borrowers' account, all amounts required to be paid by or on behalf of any LC Participant to the Borrowers; provided, however, that neither the LC Agent nor any LC Issuer shall have any responsibility to inquire as to the application of such amounts by the Borrower Representative and is hereby released from any liability to the Borrowers or any other Credit Party arising from such application by the Borrower Representative.

(q) Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Credit Party; provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain, (ii) is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (iii) is disclosed to any of its Affiliates, auditors, attorneys or agents, (iv) is furnished to any other Lender Party or to any assignee or prospective assignee of, or purchaser or prospective purchaser of participations or other interests in, any interest under the Credit Documents (provided each such assignee or prospective assignee or purchaser or prospective purchaser first agrees to hold such information in confidence on the terms provided in this Section), or (v) is disclosed in the course of enforcing its rights and remedies following the occurrence of an Event of Default.

(r)      Waivers and Amendments; Acknowledgments

                  (i) No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Credit Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Credit Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this Section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Credit Party shall in any case of itself entitle any Credit Party to any other or further notice or demand in similar or other circumstances. This Agreement and the other Credit Documents set forth the entire understanding among the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Credit Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (A) if such party is a Credit Party, by such party, (B) if such party is the LC Agent or an LC Issuer, by such party and (C) if such party is an LC Participant, by such LC Participant or by the LC Agent with the consent of the Majority LC Participants. Notwithstanding the foregoing or anything to the contrary herein, the LC

         Agent shall not, without the prior consent of each individual Lender Party, execute and deliver on behalf of such Lender Party any waiver or amendment that would: (A) increase the Percentage Share of any LC Participant or the maximum amount any such LC Participant is committed to fund in respect of LC Obligations or subject such LC Participant to any additional obligations, (B) reduce any fees payable to such LC Participant hereunder, (C) change any date fixed for any payment of any such fees, (D) amend the definition herein of "Borrowing Base" or any of the terms used in that definition (other than changes to the "Advance Rates" and the requirements for eligibility as provided in such definition), (E) amend the definition herein of "Majority LC Participants" or otherwise change the aggregate amount of Percentage Shares required for the LC Agent, the LC Participants or any of them to take any particular action under the Credit Documents, (F) release any Borrower from its requirement to pay the Obligations or any Guarantor from its guaranty of such payment, or (G) except as otherwise expressly provided for in Section 7(f), release any Collateral.

                  (ii) Each Borrower hereby represents, warrants, acknowledges and admits that (A) it has been advised by counsel in the negotiation, execution and delivery of the Credit Documents to which it is a party, (B) it has made an independent decision to enter into this Agreement and the other Credit Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the LC Agent or any Lender Party (C) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Credit Documents other than as set forth in the Credit Documents, (D) no Lender Party has any fiduciary obligation toward any Credit Party with respect to any Credit Document or the transactions contemplated thereby, (E) the relationship pursuant to the Credit Documents between Borrowers and the other Credit Parties, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (F) no partnership or joint venture exists with respect to the Credit Documents between any Credit Party and any Lender Party, (G) the LC Agent is not Borrowers' agent, but the LC Agent for LC Participants, (H) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (I) without limiting any of the foregoing, the Borrowers are not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Credit Documents with respect to any such Event of Default or Default or any other provision of the Credit Documents and (J) all Lender Parties have relied upon the truthfulness of the acknowledgments in this Section in deciding to execute and deliver this Agreement and to become obligated hereunder.

(s) The Lender Parties, the Credit Parties and each other party to the Credit Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged or received by applicable Law from time to time in effect. Neither any Credit Party nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged or received under applicable Law from time to time in effect, and the provisions of this Section shall control over all other provisions of the Credit Documents that may be in conflict or apparent conflict herewith. The Lender Parties expressly disavow any intention to contract for, charge or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (i) the maturity of any Obligation is accelerated for any reason, (ii) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (iii) any LC Participant or any other holder of any or all of the Obligations shall otherwise collect moneys that are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such LC Participant's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, the Lender Parties and the Credit Parties (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non- principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "TEXAS FINANCE CODE") as amended, to the extent that the Texas Finance Code is mandatorily applicable to any LC Participant, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided, however, that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. In no event shall Chapter 346 of the Texas Finance Code apply to this Agreement, any other Credit Document or any transactions or loan arrangement provided or contemplated hereby or thereby.

(t) The Credit Parties and the Lender Parties mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any claim based hereon, arising out of, under or in connection with this Agreement or any other Credit Documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party. This waiver constitutes a material inducement for the Lender Parties to enter into this Agreement and the other Credit Documents and to make Extensions of Credit. Each Credit Party and each Lender Party hereby further (i) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any

         Special Damages, as defined below, (ii) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (iii) acknowledges that it has been induced to enter into this Agreement, the other Credit Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section. "SPECIAL DAMAGES" includes all special, consequential, exemplary or punitive damages (regardless of how named), but does not include any payments of funds that any party hereto has expressly promised to pay or deliver to any other party hereto.

(u) All of the Credit Parties' various representations, warranties, covenants and agreements in the Credit Documents shall survive the execution and delivery of this Agreement and the other Credit Documents and the performance hereof and thereof, including the delivery of the Credit Documents and shall further survive until all of the Obligations are paid in full in cash to each Lender Party and all of the Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Credit Party to any Lender Party under any Credit Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities and covenants made by the Credit Parties in the Credit Documents, and the rights, powers and privileges granted to the Lender Parties in the Credit Documents, are cumulative and, except for expressly specified waivers and consents, no Credit Document shall be construed in the context of another to diminish, nullify or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity or covenant herein contained shall apply to any similar representation, warranty, indemnity or covenant contained in any other Credit Document, and each such similar representation, warranty, indemnity or covenant shall be subject only to those exceptions that are expressly made applicable to it by the terms of the various Credit Documents.

(v) Intercreditor Agreement. Each of the LC Issuer, LC Participants, the LC Agent and the Collateral Agent acknowledges and agrees that the rights and obligations of such parties under this Agreement are subject in all respects to the Intercreditor Agreement.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Letter of Credit Agreement as of the day and year first above written.

                           EOTT ENERGY OPERATING LIMITED
                           PARTNERSHIP,
                           as a Borrower and as the Borrower Representative

                           By: EOTT ENERGY GENERAL PARTNER,
                               L.L.C., its General Partner

                               By:___________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           EOTT ENERGY CANADA LIMITED
                           PARTNERSHIP, as a Borrower

                           By: EOTT ENERGY GENERAL PARTNER,
                               L.L.C., its General Partner

                               By:_____________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           EOTT ENERGY LIQUIDS, L.P.,
                           as a Borrower

                           By: EOTT ENERGY GENERAL PARTNER,
                               L.L.C., its General Partner

                               By:______________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           EOTT ENERGY PIPELINE LIMITED
                           PARTNERSHIP, as a Borrower

                           By: EOTT ENERGY GENERAL PARTNER,
                               L.L.C., its General Partner

                               By:______________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           EOTT ENERGY LLC,
                           as a Guarantor

                               By:___________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           EOTT ENERGY GENERAL PARTNER, L.L.C.,
                           as a Guarantor

                               By:____________________________________
                                  Name: H. Keith Kaelber
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                           Address for each Credit Party:

                           Attention:  Vice President & General Counsel
                           By courier: 2000 W. Sam Houston Parkway
                                       S., Suite 400
                                       Houston, Texas 77042

                           By mail:    P.O. Box 4666
                                       Houston, Texas 77210-4666

                           Phone:      713-993-5027
                           Fax:        713-993-5813

                           STANDARD CHARTERED BANK,
                           as LC Agent, LC Issuer, an LC Participant and as Collateral Agent

                               By:____________________________________
                                  Name: Neil McCauley
                                  Title: Senior Vice President

                           Address:

                               Special Assets Management
                               One Madison Avenue
                               New York, NY 10010-3603

                                                                      SCHEDULE I

                             LC PARTICIPANT SCHEDULE

        LC PARTICIPANT                        PERCENTAGE SHARE

        Standard Chartered Bank                     100%

                                                                       EXHIBIT A

                            LETTER OF CREDIT REQUEST

                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP
                                  P.O. BOX 4666
                            HOUSTON, TEXAS 77210-4666

Date:             [_________________]

To:               [_________________]
                  Standard Chartered Bank

Fax No.:          212-667-0120
                  212-667-0780

From:             [_________________]
                  Phone: 713/993-5280
                  Fax:   713/993-5841

Subject:          Letter of Credit Request

Please [issue] [amend] [extend the expiration date of] the irrevocable standby Letter[s] of Credit identified in Schedule I hereto.

         To induce the LC Participants to issue, amend or extend the expiration date of, such Letter[s] of Credit, the Borrowers hereby represent, warrant, acknowledge and agree to and with the LC Issuer, the LC Agent and each LC Participant that:

1. The manager or officer of EOTT General Partner, L.L.C. ("EOTT GP") signing this instrument is the duly elected, qualified and acting manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of the Borrower Representative in making the request on behalf of the Borrowers herein contained.

2. The representations and warranties of the Guarantors and the Borrowers set forth in the Letter of Credit Agreement, dated as of February 11, 2003 (as from time to time amended, the "CREDIT AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT ENERGY LLC, ("EOTT LLC"), and EOTT GP (together with EOTT LLC, the "GUARANTORS", and together with the Borrowers, collectively, the "CREDIT PARTIES"), Standard Chartered

         Bank, as LC Agent and the other signatories thereto, and the other Credit Documents are true and correct on and as of the date hereof (except for changes resulting from the transactions contemplated in the Credit Agreement and the other Credit Documents, or to the extent that such representation or warranty was made as of a specific date), with the same effect as though such representations and warranties had been made on and as of the date hereof.

3. On the date hereof, (a) there does not exist any condition or event that constitutes a Default or an Event of Default, and no Default or Event or Default will exist upon the Borrowers' receipt and application of the Extension of Credit requested hereby, and (b) no Ten-Day Waiting Period shall be continuing. The Borrowers will use the Letter[s] of Credit hereby requested in compliance with Section 2(a)(ii)(4) of the Credit Agreement.

4. Each Credit Party has performed and complied with all agreements and conditions in the Credit Agreement and the other Credit Documents required to be performed or complied with by such Credit Party on or prior to the date hereof, and each of the conditions precedent to Extensions of Credit contained in the Credit Agreement have been satisfied.

5. After taking the issuance, the amendment, or the extension of the expiration date of, such Letter[s] of Credit into account, the aggregate LC Obligations do not exceed the lesser of (A) the Maximum Commitment and (B) the Borrowing Base, in each case on the date requested for the Extension of Credit.

6. The Credit Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing or by any other means not provided for in the Credit Agreement. The Agreement and the other Credit Documents are hereby ratified, approved and confirmed in all respects.

         Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

         The manager or officer of EOTT GP signing this instrument hereby certifies that, to the best of his or her knowledge after due inquiry, the above representations, warranties, acknowledgments and agreements of the Borrowers are true, correct and complete in all material respects.

                                      EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                      By: EOTT ENERGY GENERAL PARTNER, L.L.C.



                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                                                      SCHEDULE I

LIST OF LETTERS OF CREDIT(1)

1.       Date of Issuance:          [_________________]

         Applicant:                 [_________________]

         Beneficiary:               [_________________]
         Address:                   [_________________]
         Phone:                     [_________________]
         Fax:                       [_________________]

         Dollar Value:              $[_________________] USD Maximum

         Expiration Date:           [_________________]

         Conditions for Drawing(s): [Insert Conditions for Drawing(s)]

         Special Conditions: [Insert Special Conditions]

         Special Instructions: [Insert Special Instructions]


-----------------

        (1) Insert additional details for each additional Letter of Credit.

                                                                       EXHIBIT B

                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS

         Reference is made to the Letter of Credit Agreement, dated as of February 11, 2003 (as from time to time amended, the "CREDIT AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT ENERGY LLC, ("EOTT LLC"), and EOTT ENERGY GENERAL PARTNER, L.L.C. ("EOTT GP", together with EOTT LLC, the "GUARANTORS", and together with the Borrowers, collectively, the "CREDIT PARTIES"), Standard Chartered Bank, as LC Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

         This Certificate is furnished pursuant to Section 6(d)(iv) of the Credit Agreement. Together herewith, EOTT LLC is furnishing to the LC Agent and each LC Participant, EOTT LLC's [audited/unaudited] [yearly][quarterly][monthly] consolidated financial statements (the "FINANCIAL STATEMENTS") and supporting consolidating financial statements, if required, as of _____________, 200__ (the "REPORTING DATE"). EOTT LLC hereby certifies, represents, warrants and acknowledges to the LC Agent and each LC Participant that:

                  (a) the officer of EOTT LLC signing this instrument is a duly elected, acting and qualified officer of EOTT LLC as indicated below such officer's signature hereto having all necessary authority to act for EOTT LLC in making the certifications, representations, warranties and acknowledgements set forth herein;

                  (b) the Financial Statements are accurate and complete in all material respects (subject, in the case of such unaudited financial statements, to changes resulting from normal and recurring adjustments made in conformity with GAAP) and satisfy the requirements of the Credit Agreement;

                  (c) on the Reporting Date, each Credit Party was, and on the date hereof is, in full compliance with the disclosure requirements of Section 6(f) of the Credit Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date hereof;

                  (d) the representations and warranties of EOTT LLC and the Borrowers set forth in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof (except for changes resulting from the transactions contemplated in the Credit Agreement and the other Credit Documents, or to the extent that such representation or warranty was made as of a specific date), with the same effect as though such representations and warranties had been made on and as of the date hereof; and

                  (e)      as of the date hereof:

                           (i) the Consolidated EBIDA for the Reference Period ending on ________, 200_ was $_________, as computed on Attachment 1 hereto. The minimum amount of Consolidated EBIDA for such period permitted pursuant to clause (p) of Section 7 of the Credit Agreement is $________;

                           (ii) the Consolidated Tangible Net Worth as of ________, 200_ is $________, as computed on Attachment 2 hereto. The minimum aggregate amount of Consolidated Tangible Net Worth as of such date permitted pursuant to clause (q) of
                  Section 7 of the Credit Agreement is $________;

                           (iii)    the Interest Coverage Ratio for the
                  Reference Period ending on ________, 200_ was ___ to 1.00, as computed on Attachment 3 hereto. The minimum Interest Coverage Ratio for such period permitted pursuant to clause (r) of
                  Section 7 of the Credit Agreement is __ to 1.00; and

                           (iv) the Current Ratio as of ________, 200_ is ___ to 1.00, as computed on Attachment 4 hereto. The minimum Current Ratio for such date permitted pursuant to clause (s) of Section 7 of the Credit Agreement is ___ to 1.00.

         The officer of EOTT LLC signing this instrument hereby certifies that he/she has reviewed the Credit Documents, the Financial Statements and the supporting consolidating financial statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above certifications, representations, warranties and acknowledgments made by EOTT LLC and, to the best of his/her knowledge, such certifications, representations, warranties and acknowledgments are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200___.

                                    EOTT ENERGY LLC



                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title: [Chief Financial Officer]
                                              [Treasurer]

                                                                    Attachment 1

                               CONSOLIDATED EBIDA

                  As of _______, 200_ (the "Computation Date")
                         for the Reference Period ending
                    _______, 200_ (the "Computation Period")

A.       Consolidated Net Income (Loss):

                  (1)      EOTT LLC's Consolidated gross revenues for the
                           Computation Period, including any cash dividends or
                           distributions actually received from any other Person
                           during such period..........................................................  $__________

                  (2)      EOTT LLC's Consolidated expenses and other proper
                           charges against income (including taxes on income to
                           the extent imposed), determined on a Consolidated
                           basis after eliminating earnings or losses
                           attributable to outstanding minority interests and
                           excluding the net earnings of any Person other than a
                           Subsidiary in which EOTT LLC or any of its
                           Subsidiaries has an ownership interest......................................  $__________

                  (3)      Consolidated Net Income (Loss):

                           Item A(1) minus Item A(2)...................................................  $__________

B.       All interest expense that was deducted in determining such Consolidated
         Net Income (Loss).............................................................................  $__________

C.       Depreciation and amortization (including amortization of good will and debt issue costs) and other non-cash charges (excluding any non-cash charge to the extent it represents an accrual of, or reserve for, cash disbursement for any of the next succeeding four Fiscal Quarters).............................  $__________

D.       All non-cash items of income that were included in determining such
         Consolidated Net Income (Loss) (excluding any non-cash item to the extent it represents an accrual for cash receipt in any of the next succeeding four Fiscal Quarters)..............................................................  $__________

E.       All of the foregoing items directly attributable to the Designated
         Assets during the first three months following the Closing Date...............................  $__________

F.       Permitted Adjustments.........................................................................  $__________

G.       Consolidated EBIDA for the Computation Period:

         Sum of Item A(3), Item B and Item C minus Items D, E and F....................................  $__________

                                                                    Attachment 2

                         CONSOLIDATED TANGIBLE NET WORTH

                  As of _______, 200_ (the "Computation Date")

A.       The Consolidated members' capital of EOTT LLC and its Subsidiaries............................  $__________

B.       The principal amount of any payment-in-kind notes issued in lieu of cash payment of interest on the New Senior Notes..............................................  $__________

C. Intangible Assets (to the extent included in determining such Consolidated members' capital):

                  (1)      All write-ups subsequent to December 31, 2002 in the
                           book value of any non-current asset owned by EOTT LLC
                           or any Subsidiary...........................................................  $__________

                  (2)      All investments in Persons that are not Subsidiaries,
                           except to the extent included in Cash Equivalents...........................  $__________

                  (3)      All unamortized debt discount and expense (other than
                           fees and expenses related to any Funded Debt),
                           unamortized deferred charges, goodwill, Intellectual
                           Property, organizational or research and
                           developmental expenses and other intangible items
                           (other than with respect to any Designated Asset)...........................  $__________

                  (4)      Sum of Items C(1) to C(3)...................................................  $__________

D.       Any Consolidated members' capital of EOTT LLC and its Subsidiaries to the extent directly attributable to the Designated Assets during the first three months following the Closing......................................................  $__________

E.       Permitted Adjustments.........................................................................  $__________

F.       Consolidated Tangible Net Worth as of the Computation Date:

         Sum of Items A and B minus Items C(4), D and E................................................  $__________

                                                                    Attachment 3

                             INTEREST COVERAGE RATIO

                  As of _______, 200_ (the "Computation Date")
                         for the Reference Period ending
                   __________, 200_ (the "Computation Period")

A.       Consolidated EBIDA for the Computation Period:

         The amount set forth in Item E of Attachment 1 to this Exhibit B..............................  $__________

B.       Consolidated Total Interest Expense for the Computation Period:

                  (1)      The aggregate amount of interest required to be paid
                           or accrued by EOTT LLC or its Subsidiaries during the
                           Computation Period on all Indebtedness of EOTT LLC
                           and its Subsidiaries outstanding during all or any
                           part of such period, whether such interest was or is
                           required to be reflected as an item of expense or
                           capitalized, including payments consisting of
                           interest in respect of any Capital Lease or any
                           Synthetic Lease, and including commitment fees,
                           agency fees, facility fees, balance deficiency fees
                           and similar fees or expenses in connection with the
                           borrowing of money........................................................... $__________

                  (2)      The Reduction Fee payable pursuant to Section
                           2(j)(ix) of the Credit Agreement, to the extent
                           included in Item B(1)------------------------------.........................  $__________


                  (3)      Any such interest, fees or expenses to the extent
                           directly attributable to the Designated Assets during
                           the first three months following the Closing Date...........................  $__________

                  (4)      Permitted Adjustments.......................................................  $__________

                  (5)      The principal amount of any payment-in-kind notes
                           issued in lieu of cash payment of interest on the New
                           Senior Notes................................................................  $__________

                  (6)      Consolidated Total Interest Expense for the
                           Computation Period: Item B(1) minus Items B(2), (3),
                           (4) and (5).................................................................. $__________

C.       Interest Coverage Ratio for the Computation Period:

         The ratio of Item A to Item B(6)..............................................................  ____ to 1.0

                                                                    Attachment 4

                                  CURRENT RATIO

                  As of _______, 200_ (the "Computation Date")

A.       Consolidated Current Assets:

                  (1)      All assets of the Borrowers and their Subsidiaries on
                           a Consolidated basis that, in accordance with GAAP,
                           are properly classified as current assets, including
                           (without duplication) all crude oil, refined
                           petroleum products or natural gas liquids in pipeline
                           or storage assets owned by a Borrower at the time of
                           determination, valued in accordance with GAAP...............................  $__________

                  (2)      All the fixed assets of the Designated Assets during
                           the first three months following the Closing Date...........................  $__________

                  (3)      Permitted Adjustments.......................................................  $__________

                  (4)      Item A(1) minus Items A(2) and (3)..........................................  $__________

B.       Consolidated Current Liabilities:

                  (1)      All Liabilities and other Indebtedness of the
                           Borrowers and their Subsidiaries on a Consolidated
                           basis that, in accordance with GAAP, are properly
                           classified as current liabilities...........................................  $__________

                  (2)      Funded Debt.................................................................  $__________

                  (3)      All Liabilities and Indebtedness directly
                           attributable to the Designated Assets during the
                           first three months following the Closing Date...............................  $__________

                  (4)      Permitted Adjustments.......................................................  $__________

                  (5)      Item B(1) minus Items B(2), (3) and (4).....................................  $__________

C.       Current Ratio as of the Computation Date:

         The ratio of Item A(4) to Item B(5)...........................................................  ____ to 1.0

                                                                       EXHIBIT C

                            [LETTERHEAD OF BORROWER]

                              BORROWING BASE REPORT

                                as of ___/___/___

I.       COLLATERAL TYPE                                                                MARKET           ADVANCE        BORROWING
                                                                                         VALUE           RATE(1)           BASE

         1.       Eligible Cash Equivalents                                             _________          100%        ____________

         2.       Eligible Accounts Receivables

                  a.       Tier I Eligible Receivables                                  _________           90%        ____________

                  b.       Tier II Eligible Receivables                                 _________           85%        ____________

         3.       Eligible Crude/Product/Liquid Deliveries

                  a.       Tier I Eligible Crude/Product/Liquid Deliveries              _________           90%        ____________

                  b.       Tier II Eligible Crude/Product/Liquid Deliveries             _________           85%        ____________

         4.       Appraised Value of Eligible Fixed Assets                              _________           80%        ____________

         5.       Inventory

                  a.       (i)      NYMEX Hedged Eligible Inventory                     _________           90%        ____________

                           (ii)     Other Hedged Eligible Inventory                     _________           80%        ____________

                  b.       Market Value of Unhedged Eligible Inventory                  _________           80%        ____________

         6.       Eligible Margin Deposits                                              _________           80%        ____________

         7.       Undrawn Product Purchase Letters of Credit                            _________           80%        ____________

         8.       Does a Borrower own the MTBE Assets? [Y][N]                              NA               NA      [$65,000,000][0]

         MINUS:

         9.       First Purchaser Crude Payables                                        _________          100%        ____________

         10.      Other Priority Claims                                                 _________          100%        ____________

         11.      The aggregate net amounts payable by each Borrower under all
         Hedging Contracts to which it is a party:                                      _________          110%        ____________

         12.      The amount of any setoff or contra account to any Eligible
         Receivable that could arise from an obligation of any Borrower to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible Receivables, such amount to be
         determined on an early termination or mark to market basis                     _________          100%        ____________

         COLLATERAL TOTAL:                                                                               _______

II.      OUTSTANDINGS

         1.       Principal amount of loans outstanding and any accrued and
         unpaid fees and expenses under Lehman DIP Credit Agreement:                                     _______

         2.       Outstanding amounts under the Purchase Agreements, including
         all accrued and unpaid fees and expenses thereunder:                                            _______

              TOTAL OUTSTANDINGS                                                                         _______

III.          EXCESS / DEFICIT (I-II)                                                                    _______

-----------------

(1) Subject to adjustment per the definition of "Borrowing Base" in the Letter of Credit Agreement, dated as of February 11, 2003 (as from time to time amended, the "CREDIT AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT ENERGY LLC, ("EOTT LLC"), and EOTT Energy General Partner, L.L.C. ("EOTT GP", together with EOTT LLC, the "GUARANTORS", and together with the Borrowers, collectively, the "CREDIT PARTIES"), Standard Chartered Bank, as LC Agent and the other signatories thereto.

I hereby certify that the information provided herein is true and correct to the best of my knowledge and that the Borrowers have been in compliance with all terms and conditions of all Credit Documents at all times.



                                       BY:
                                          -------------------------------------
                                       TITLE:  (CEO, CFO or Treasurer)
                                             ----------------------------------

                                    EXHIBIT D

                                            Beg Bal   Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal
                                                        0.00     0.00     0.00     0.00     0.00     0.00     0.00
                                             Actual   Actual   Actual   Actual   Actual   Actual   Actual   Actual
                                             [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]
                                            -------   -------  -------  -------  -------  -------  -------  -------
OPERATING RECEIPTS
  Crude Receipts
  Crude Disbursements
  Crude/Product/NGL Payables
  Royalty Checks
  Canada Receipts/Disbursements
  Pipeline Receipts
  Pipeline Disbursements
  Pipeline Lockbox
  NGL & Product-Receipts
  NGL & Product-Disbursements
  NGL & Product-Lockbox
  MTBE Receipts
  MTBE Disbursements (Working Cap)
  Storage & Grid Receipts
  Tax Disbursements
  Merc
  Other Miscellaneous Incoming
                                             ------   ------   ------   ------   ------   ------   ------   ------
     Operating Receipts

OPERATING DISBURSEMENTS
  Payroll
  Payroll Wires (Benefits)
  ETS Monthly Operating
  OLP Monthly Operating
  Pipeline Monthly Operating
  MTBE/G&S Monthly Operating
  Field Account
  Other A/P
                                             ------   ------   ------   ------   ------   ------   ------   ------
     Operating Disbursements

     CASHFLOW - OPERATIONS
                                             ------   ------   ------   ------   ------   ------   ------   ------

CAPITAL & NON-OPERATING:
  Miss #3 Pipeline
  Professional Fee/Origination Fee
  Interest/LC Cost - s/t
  ETS Payable
  Loan Advances/Payments
  Unitholder/Senior Debt/New Debt
                                             -------  ------   ------   ------   ------   ------   ------   ------
     Capital & Non-Operating

  Net Cash Flows
                                             -------  ------   ------   ------   ------   ------   ------   ------
    LOAN BALANCE - ALL LOANS
                                             =======  ======   ======   ======   ======   ======   ======   ======

  CHANGE IN BOOK CASH

  Beginning Cash
  Net Cash Flow
  Difference due to Currency Exchange Rate
  Ending Cash
                                             -------  ------   ------   ------   ------   ------   ------   ------
  Daily Conversion Rate
                                             =======  ======   ======   ======   ======   ======   ======   ======
  FX Buys (Sells) CAD $
  FX Buys (Sells) USD $
  FX Rate
  Outstanding Check Total

                                             Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal
                                               0.00     0.00     0.00     0.00     0.00
                                             Actual   Actual   Actual   Actual   Actual
                                             [DATE]   [DATE]   [DATE]   [DATE]   [DATE]
                                             -------  -------  -------  -------  -------
OPERATING RECEIPTS
  Crude Receipts
  Crude Disbursements
  Crude/Product/NGL Payables
  Royalty Checks
  Canada Receipts/Disbursements
  Pipeline Receipts
  Pipeline Disbursements
  Pipeline Lockbox
  NGL & Product-Receipts
  NGL & Product-Disbursements
  NGL & Product-Lockbox
  MTBE Receipts
  MTBE Disbursements (Working Cap)
  Storage & Grid Receipts
  Tax Disbursements
  Merc
  Other Miscellaneous Incoming
                                             ------   ------   ------   ------   ------
     Operating Receipts

OPERATING DISBURSEMENTS
  Payroll
  Payroll Wires (Benefits)
  ETS Monthly Operating
  OLP Monthly Operating
  Pipeline Monthly Operating
  MTBE/G&S Monthly Operating
  Field Account
  Other A/P
                                             ------   ------   ------   ------   ------
     Operating Disbursements

     CASHFLOW - OPERATIONS
                                             ------   ------   ------   ------   ------

CAPITAL & NON-OPERATING:
  Miss #3 Pipeline
  Professional Fee/Origination Fee
  Interest/LC Cost - s/t
  ETS Payable
  Loan Advances/Payments
  Unitholder/Senior Debt/New Debt
                                             ------   ------   ------   ------   ------
     Capital & Non-Operating

  Net Cash Flows
                                             ------   ------   ------   ------   ------
    LOAN BALANCE - ALL LOANS
                                             ======   ======   ======   ======   ======

  CHANGE IN BOOK CASH

  Beginning Cash
  Net Cash Flow
  Difference due to Currency Exchange Rate
  Ending Cash
                                             ------   ------   ------   ------   ------
  Daily Conversion Rate
                                             ======   ======   ======   ======   ======
  FX Buys (Sells) CAD $
  FX Buys (Sells) USD $
  FX Rate
  Outstanding Check Total

                                            Beg Bal   Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal
                                                        0.00     0.00     0.00     0.00    0.00      0.00     0.00
                                             Actual   Actual   Actual   Actual   Actual   Actual   Actual   Actual
                                             [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]   [DATE]
                                            -------   -------  -------  -------  -------  -------  -------  -------
CHECKS ISSUED

Royalty Account
Expense
   Ad Valorem Taxes
   Environmental
   West Coast Capital & Other
Pipeline Account
   Ad Valorem Taxes
   Environmental
Payroll Account
Trade Payables
   Crude Payables
   Product/NGL Payables
Field Account
MTBE/G&S Monthly Oper.
   Turnaround
   Annual Preventive Maintenance
                                             ------   ------   ------   ------   ------   ------   ------   ------
    SUBTOTAL CHECKS ISSUED

CHECKS CLEARED

Royalty Account
Expense
Pipeline Account
Payroll Account
Trade Payables
Field Account
MTBE/G&S Monthly Oper.
                                             ------   ------   ------   ------   ------   ------   ------   ------
    SUBTOTAL CHECKS CLEARED

FLOAT BALANCE

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------   ------   ------   ------
Ending Check Float
   CHANGE IN CHECK FLOAT

FLOAT BALANCE-ROYALTY

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------   ------   ------   ------
Ending Check Float

FLOAT BALANCE-OTHER

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------   ------   ------   ------
Ending Check Float

% of Royalty Checks Cleared
% of Other Checks Cleared

Checks Cleared
Checks issued
Check Float

                                             Beg Bal  Beg Bal  Beg Bal  Beg Bal  Beg Bal
                                               0.00     0.00     0.00     0.00     0.00
                                             Actual   Actual   Actual   Actual   Actual
                                             [DATE]   [DATE]   [DATE]   [DATE]   [DATE]
                                             -------  -------  -------  -------  -------
CHECKS ISSUED

Royalty Account
Expense
   Ad Valorem Taxes
   Environmental
   West Coast Capital & Other
Pipeline Account
   Ad Valorem Taxes
   Environmental
Payroll Account
Trade Payables
   Crude Payables
   Product/NGL Payables
Field Account
MTBE/G&S Monthly Oper.
   Turnaround
   Annual Preventive Maintenance
                                             ------   ------   ------   ------   ------
    SUBTOTAL CHECKS ISSUED

CHECKS CLEARED

Royalty Account
Expense
Pipeline Account
Payroll Account
Trade Payables
Field Account
MTBE/G&S Monthly Oper.
                                             ------   ------   ------   ------   ------
    SUBTOTAL CHECKS CLEARED

FLOAT BALANCE

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------
Ending Check Float
   CHANGE IN CHECK FLOAT

FLOAT BALANCE-ROYALTY

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------
Ending Check Float

FLOAT BALANCE-OTHER

Beginning O/S Check Balance
Checks Issued
Checks Cleared
                                             ------   ------   ------   ------   ------
Ending Check Float

% of Royalty Checks Cleared
% of Other Checks Cleared

Checks Cleared
Checks issued
Check Float

                                                                       EXHIBIT E

                      ENVIRONMENTAL COMPLIANCE CERTIFICATE

         Reference is made to that certain Letter of Credit Agreement, dated as of February 11, 2003 (as from time to time amended, the "CREDIT AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership ("EOTT PIPELINE" and together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, the "BORROWERS"), EOTT ENERGY LLC, ("EOTT LLC"), and EOTT ENERGY GENERAL PARTNER, L.L.C. ("EOTT GP", together with EOTT LLC, the "GUARANTORS", and together with the Borrowers, collectively, the "CREDIT PARTIES"), Standard Chartered Bank, as LC Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

         This Certificate is furnished pursuant to Section 6(d)(ix) of the Credit Agreement. EOTT LLC hereby represents, warrants, and acknowledges to the LC Agent and each LC Participant that:

                  1. For the Fiscal Year ending immediately prior to the date hereof, each Credit Party have complied and are complying with Sections 6(p) and 7(t) of the Credit Agreement;

                  2. To the best knowledge of the undersigned after due inquiry, on the date hereof, each Credit Party is in compliance with all applicable Environmental Laws, noncompliance with which could cause a Material Adverse Change;

                  3. Each Credit Party has taken (and continue to take) reasonable steps to minimize the generation of potentially harmful effluents; and

                  4. Each Credit Party has established an ongoing program of conducting an internal audit of each operating facility of such Credit Party to identify actual or potential environmental Liabilities that could cause a Material Adverse Change.

         The officer of EOTT LLC signing this instrument hereby certifies that
(i) such officer is a duly elected, acting and qualified officer of EOTT LLC as indicated below such officer's signature hereto, having all necessary authority to act for EOTT LLC in making the representations, warranties and acknowledgements set forth herein and (ii) to the best of such officer's knowledge after due inquiry and consultation with the operating officers of each Borrower, such representations, warranties, acknowledgments and agreements are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200__.

                                         EOTT ENERGY LLC

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                                                       EXHIBIT F


                              OPEN POSITION REPORT


      [Form to be agreed upon between Credit Parties and LC Participants.]

                                                                       EXHIBIT G


                          MONTHLY LEASE VOLUME REPORT


CRUDE OIL LEASE
 VOLUMES
                                                                                                                           200X
                                                                                                                     ---------------
                                                                                                                       YTD    YTD
               JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE   JULY   AUGUST  SEPTEMBER  OCTOBER   NOVEMBER   DECEMBER  BARRELS  BPD
------------------------------------------------------------------------------------------------------------------------------------
Mid Continent
 Region
Gulf Coast
 Region
Rockies
West Texas
Canada
Accruals/Other

                -------------------------------------------------------------------------------------------------------------------

Total
                -------------------------------------------------------------------------------------------------------------------
Total Barrels
 Per Day
                ===================================================================================================================

PLP AVERAGE BARRELS
                                                                                                                           200X
                                                                                                                     --------------
                                                                                                                       YTD    YTD
               JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE   JULY   AUGUST  SEPTEMBER  OCTOBER   NOVEMBER   DECEMBER  BARRELS  BPD
-----------------------------------------------------------------------------------------------------------------------------------
Mid Continent
 region
Gulf Coast
 Region
Rockies
West Texas
                -------------------------------------------------------------------------------------------------------------------
Total
                -------------------------------------------------------------------------------------------------------------------
PLP Barrels
 Per Day
                ===================================================================================================================